UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Las Vegas Sands Corp.

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Sands

NOTICE OF 2025 ANNUAL MEETING & PROXY STATEMENT

MAY 15, 2025 11:00 A.M. PACIFIC TIME

LETTER FROM
THE CHAIRMAN
You are cordially invited to attend the 2025
Annual Meeting of Stockholders of Las
Vegas Sands Corp. (the “Company”), which
will be held virtually on May 15, 2025 at
11:00 a.m. Pacific time. We believe the
environmentally-friendly virtual meeting
format will provide expanded access,
improved communication, and cost savings
for our stockholders and the Company. You
will not be able to attend the annual
meeting in person.
Details regarding admission to the meeting
and the business to be presented at the
meeting can be found in the accompanying
Notice of Annual Meeting and Proxy
Statement.
We are pleased to take advantage of the
Securities and Exchange Commission rules
that allow companies to furnish proxy
materials to stockholders via the Internet.
We believe these rules allow us to provide
our stockholders with the information they
need, while lowering the costs of delivery
and reducing the environmental impact of
producing and distributing materials for our
annual meeting. Accordingly, we are
sending a Notice of Internet Availability of
Proxy Materials (the “Notice”) to our
stockholders of record and beneficial
owners, unless they have directed us to
provide the materials in a different manner.
The Notice provides instructions on how to
access and review all of the important
information contained in the accompanying
Proxy Statement and Annual Report to
Stockholders, as well as how to submit a
proxy by telephone or over the Internet. If
you receive the Notice and would still like
to receive a printed copy of our proxy
materials, instructions for requesting these
materials are included in the Notice. The
Company plans to mail the Notice to
stockholders by April 3, 2025. The
Company will continue to mail a printed
copy of this Proxy Statement and form of
proxy to certain stockholders, and it
expects that mailing will begin on or about
April 3, 2025.
“I would like to thank you, our
stockholders, as well as our dedicated
Team Members and other stakeholders
in our Company for their support in
2024. It is my privilege to lead a
company with a market-leading portfolio
of Integrated Resorts in both Macao and
Singapore. We expect to deliver
industry-leading growth in the years
ahead. Our decades-long commitment
to making investments designed to
enhance the business and leisure
tourism appeal of both Macao and
Singapore remains steadfast. We will
continue to invest in those opportunities
while pursuing new development
opportunities in new markets. We are
fortunate that our balance sheet strength
allows us to pursue these opportunities
while continuing to return excess capital
to stockholders.”
Your vote is important. Whether or not
you are able to attend, it is important
your shares be represented at the
meeting. Please follow the instructions in
the Notice and vote as soon as possible.
Yours sincerely,
ROBERT G. GOLDSTEIN
Chairman of the Board and
Chief Executive Officer
April 3, 2025
“Sands continued to execute its strategic
objectives during 2024. We delivered growth
across a range of financial metrics, including
net revenues, adjusted property EBITDA and
earnings per share. We also continued to
execute our capital investment programs in
both Macao and Singapore while increasing
the return of capital to stockholders.
In Macao, in our first full year of operations
following the lifting of travel restrictions, our
market-leading portfolio of assets delivered
growth. We also continued to execute our
capital investment program at The Londoner
Macao, which should be substantially
completed in the second quarter of 2025. We
believe The Londoner will deliver strong
growth and healthy returns on invested
capital in the years ahead.
In Singapore, we delivered outstanding
financial and operating results in 2024.
Marina Bay Sands achieved record adjusted
property EBITDA of over $2.0 billion for the
year. Our ongoing capital expenditure
program at Marina Bay Sands will be
substantially completed in the second quarter
of 2025. Our investments have meaningfully
enhanced and expanded our premium suite
and luxury tourism offerings in Singapore.
Looking ahead, we remain enthusiastic about
our development of what will essentially be an
additional Integrated Resort adjacent to
Marina Bay Sands, which is targeted to open
in 2031. This unique development will
enhance our Company’s growth opportunities
in Singapore and contribute to the city’s
business and leisure tourism appeal in the
decades ahead.
Our balance sheet strength continued to
enable us to execute our significant capital
investment programs in both Macao and
Singapore, while increasing the return of
capital to stockholders during the year.”

May 15, 2025
11:00 a.m. Pacific Time
Location
Access via https://web.lumiconnect.com/282745561 and enter
the 11-digit control number on the proxy card or Notice of
Availability of Proxy Materials you previously received and the meeting password, sands2025
NOTICE
of Annual Meeting of
Stockholders
The annual meeting of stockholders of Las Vegas Sands
Corp., a Nevada corporation (the “Company”), will be held
online on May 15, 2025, at 11:00 a.m. Pacific time, for the
following purposes:
1.to elect nine directors to the Board to serve until the
2026 Annual Meeting of Stockholders;
2.to ratify the appointment of our independent registered
public accounting firm;
3.to vote on an advisory (non-binding) proposal to
approve the compensation of the named executive
officers; and
4.to transact such other business as may properly come
before the meeting or any adjournments or
postponements thereof.
By Order of the Board,
D. Zachary Hudson
Executive Vice President,
Global General Counsel and Secretary
April 3, 2025
Stockholders of record at the close of business on
March 17, 2025, are entitled to notice of and to vote at
the meeting. A complete list of the stockholders
entitled to vote at the meeting shall be open to the
examination of any stockholder for any purpose
germane to the meeting, during the meeting and
during ordinary business hours for a period of at least
10 days prior to the meeting, at the Company’s
executive offices, located at 5420 S. Durango Drive,
Las Vegas, Nevada 89113.
PLEASE FOLLOW THE INSTRUCTIONS IN THE COMPANY’S NOTICE OF INTERNET
AVAILABILITY OF PROXY MATERIALS TO VOTE YOUR PROXY.

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.	INTERNET Visit the website on your proxy card	BY TELEPHONE Call the telephone number on your proxy card	BY MAIL Sign, date and return your proxy card if you received a paper copy	DURING THE VIRTUAL MEETING Follow the instructions on your proxy card

1	PROXY SUMMARY

4	CORPORATE RESPONSIBILITY OVERVIEW

6	CORPORATE GOVERNANCE OVERVIEW

7	STOCKHOLDER ENGAGEMENT

8	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

11	BOARD OF DIRECTORS NOMINEES

16	INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

	16	Board of Directors
	17	Board Committees
	19	Non-Board Committees
	19	Succession Planning and Development

20	CORPORATE GOVERNANCE

25	EXECUTIVE OFFICERS

26	COMPENSATION DISCUSSION AND ANALYSIS

	26	2024 Key Accomplishments & Financial Results
	28	Compensation Best Practices
	29	Our Executive Compensation Program
	30	Major Elements of Named Executive Officer Compensation
	39	Tax and Accounting Considerations Relating to Executive Compensation
	39	Executive Compensation Related Policies and Practices
	41	Advisory Vote on Executive Compensation
	41	The Committee’s Compensation Consultants

43	COMPENSATION COMMITTEE REPORT

44	EXECUTIVE COMPENSATION AND OTHER INFORMATION

	44	2024 Summary Compensation Table
	45	All Other Compensation for 2024
	46	2024 Grants of Plan-Based Awards
	47	Outstanding Equity Awards at 2024 Fiscal Year- End
	48	Option Exercises and Stock Vested in 2024
	48	Potential Payments Upon Termination or Change in Control
	57	Potential Payments/Benefits Upon Termination of Employment for 2024

58	PAY-VERSUS-PERFORMANCE

	58	2024 Pay-Versus-Performance Table
	59	Comparative Disclosure
	62	Most Important Performance Measures

63	CEO PAY RATIO

64	DIRECTOR COMPENSATION

66	EQUITY COMPENSATION PLAN INFORMATION

67	AUDIT COMMITTEE REPORT

68	FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

69	CERTAIN TRANSACTIONS

	69	Support Services Agreement
	69	Registration Rights Agreement
	69	Transactions Relating to Aircraft
	71	Other Transactions
	71	Property and Casualty Insurance

72	PROPOSAL NO.1: ELECTION OF DIRECTORS

73	PROPOSAL NO.2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

74	PROPOSAL NO.3: AN ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

75	PROXY STATEMENT

79	TIMEFRAME FOR STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

80	OTHER INFORMATION

A-1	ANNEX A: NON-GAAP MEASURES

Forward-Looking Statements
This proxy statement contains forward-looking statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements include the discussions of our business strategies and expectations concerning future operations, margins, profitability, liquidity, capital resources and corporate responsibility initiatives. In addition, in certain portions included in this proxy statement, the words “anticipates,” “believes,” "continues," “estimates,” “expects,” "intends," "may," “plans,” “positions,”
“remains,” “seeks,” “will,” "would" and similar expressions, as they relate to our Company or management, are intended to identify forward-
looking statements. Although we believe these forward-looking statements are reasonable, we cannot assure you any forward-looking statements will prove to be correct. These statements represent our expectations, beliefs, intentions or strategies concerning future events that, by their nature, involve a number of risks, uncertainties or other factors beyond our control, which may cause our actual results, performance, achievements or other expectations to be materially different from any future results, performance, achievements or other expectations expressed or implied by these forward-looking statements. These factors include, but are not limited to, the risks associated with: our gaming license in Singapore and concession in Macao and amendments to Macao's gaming laws; general economic conditions;
disruptions or reductions in travel and our operations due to natural or man-made disasters, pandemics, epidemics or outbreaks of infectious or contagious diseases; our ability to invest in future growth opportunities, or attempt to expand our business in new markets and new ventures, execute our capital expenditure programs at our existing properties and produce future returns; government regulation; the extent to which the laws and regulations of mainland China become applicable to our operations in Macao and Hong Kong; the possibility that economic, political and legal developments in Macao adversely affect our Macao operations, or that there is a change in the manner in which regulatory oversight is conducted in Macao; our subsidiaries’ ability to make distribution payments to us; substantial leverage and debt service; fluctuations in currency exchange rates and interest rates; our ability to collect gaming receivables; win rates for our gaming operations; risk of fraud and cheating; competition; tax law changes; political instability, civil unrest, terrorist acts or war; legalization of gaming; insurance; the collectability of our outstanding loan receivable; limitations on the transfers of cash to and from our subsidiaries;
limitations of the pataca exchange markets; restrictions on the export of the renminbi; and other risks and uncertainties detailed in Annual
Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by Las Vegas Sands Corp. with the Securities and Exchange Commission.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made. Las Vegas Sands Corp. assumes no obligation to update any forward-looking statements and information.

LAS VEGAS SANDS 2025 Proxy Statement	1

PROXY SUMMARY
— FISCAL 2024 FINANCIAL AND OPERATIONAL HIGHLIGHTS

$11.30B	Net Revenue	$1.75B	Net Income	$2.34B	Capital Returned to Stockholders	$4.38B	Adjusted Property EBITDA(1)

(1)Refer to Annex A, which includes a reconciliation of non-GAAP adjusted property EBITDA to net income.
— 2024: A YEAR OF TRANSFORMATIONAL INVESTMENT IN OUR ASIA ASSETS FORMS THE
PLATFORM FOR FUTURE GROWTH
The recoveries in travel to Singapore and Macao, which began in 2022 and 2023, respectively, continued their positive momentum in 2024. Our senior executive team was focused on taking advantage of improving market conditions to grow operating cash flow in both those locations, most notably in Singapore where we delivered another record adjusted property
EBITDA performance. However, 2024 was also a year in which our senior leadership team was heavily focused on executing objectives we believe form the foundations for the next phase of multi-year growth in our primary markets of
Macao and Singapore. Delivery of our capital investment programs in both locations entered pivotal phases in 2024 and we also finalized a supplemental agreement with the government in Singapore that optimizes the scope of our expansion project at Marina Bay Sands ("MBS") in Singapore, adjacent to the existing Marina Bay Sands. While the opportunities to invest and grow in the jurisdictions where we already operate were front and center, we continued to enthusiastically pursue opportunities to invest in new jurisdictions. We continued to focus on managing our balance sheet effectively and executing programs to return capital to stockholders.
The key operational and strategic objectives our senior executives accomplished in 2024 included the following:
•Executed significant capital projects in our Macao asset base and developed a platform for future growth
Our executives were heavily engaged in the execution of almost $880 million of capital expenditure at our portfolio of assets in Macao throughout 2024. Much of the management focus related to preparing and executing a new
$1.20 billion phase of work at The Londoner Macao, which took place throughout 2024 and will continue through the first half of 2025. These works included the refurbishment of the former Pacifica casino floor underneath The Londoner
Grand and the introduction of the initial phases of accommodation in what will become 2,405 luxurious suites and rooms across two room towers, by the middle of 2025. The Company also executed a complete refurbishment of the 14,000-
seat Venetian Arena, including the addition of new premium and VIP amenities.
•Delivered growth in our Macao operations
Our Macao operations improved year-over-year as our executive team focused on the most appropriate responses to a highly competitive operating environment, and minimized the financial impact of significant ongoing construction due to renovations associated with the Venetian Arena and the transition of the Sheraton towers to the Londoner Grand at The
Londoner Macao. The depth of our executive team’s gaming experience was critical to the delivery of growth in Macao, in the face of these challenges.
•Delivered another record performance at Marina Bay Sands in Singapore
Our adjusted property EBITDA at MBS increased 10% year-over-year to reach $2.05 billion for the year ended
December 31, 2024, the highest annual adjusted property EBITDA in the history of our Singapore operations.
Embedded within that were a series of records and financial milestones throughout the mass gaming and non-gaming operations of MBS with strong execution across the business. The achievement of another set of record results was made more challenging by major renovation works at the property that were ongoing throughout the year and required considerable planning, preparation and adaptation to negate any disruptive impact to the business.
•Completed the first phase of a substantial renovation of MBS
Our executives were heavily engaged in the execution of almost $650 million of capital expenditure at MBS throughout
2024, delivering a significantly enhanced world-class suite product completed across Towers 1 & 2 and on-going renovations across Tower 3, as well as elevated service levels and hospitality experiences, and new premium gaming offerings. The introduction of these new experiences was achieved without disruption to the business, while simultaneously moving forward plans for a subsequent MBS investment phase, ongoing in 2025.

2	LAS VEGAS SANDS 2025 Proxy Statement

•Concluded a second supplemental development agreement for our expansion project at MBS in Singapore
We concluded terms for the second supplemental development agreement with the Singapore government, which represented a critical milestone for us to proceed with executing our enhanced development plans for what is essentially an iconic new resort. We plan to invest approximately $8.0 billion, inclusive of financing fees and interest, consisting of approximately $2.0 billion for land premiums and the purchase of an additional 2,000 square meters of gaming area and approximately $6.0 billion for development, construction and pre-opening costs. For that reason, senior executives’ attention to optimizing the planning and execution of this agreement was a critical component of their focus in 2024.
•Focused on capital allocation and our program to return capital to stockholders
Our executive team is continually engaged in evaluating our balance sheet and funding needs and the highest and best use of our capital. While retaining our commitment to an investment grade balance sheet, in 2024 we utilized
$1.75 billion for common stock repurchases and $590 million for dividend payments related to our stockholder return of capital program. We also funded $500 million to purchase common stock of Sands China Ltd. ("SCL"), a portion of which was completed in early January 2025, to increase our equity ownership in SCL.
•Continued our award-winning Corporate Responsibility Program

PEOPLE	COMMUNITIES	PLANET
Be the employer of choice leading the hospitality and tourism industry in the regions we serve	Make our communities better places to live, work and visit	Ensure the long-term environmental health of our regions as sustainable tourism destinations
Recognition of our achievements in these areas and of our being a global leader in sustainability, recognized by independent third parties on a regional and global level, in 2024 include:

•Named to the Dow Jones Sustainability Indices (“DJSI”) on DJSI World for the fifth consecutive year and DJSI
North America for the seventh consecutive year
•Continued providing disclosures to CDP, the gold standard of environmental reporting, earning A- score for CDP
Climate Change
•Selected in 2024 as one of America’s Best Midsize Companies by TIME and ranked as one of the 100 Best
Corporate Citizens by 3BL Media
•Recognized by Newsweek for the fourth consecutive year as one of America’s Most Responsible Companies
•Named to the FTSE4Good Index and ISS Prime Index Series

•Continued our commitment to stockholders: listening and responding
In 2024, we engaged in extensive dialogue with a wide range of investors on the issues of our business strategy and financial performance, corporate responsibility, Environmental, Social and Governance (“ESG”) and other matters of stockholder interest. This dialogue took the form of one-on-one meetings both in-person and via virtual formats, as well as through our attendance at investment industry conferences worldwide. We believe this dialogue allows us to understand stockholder perspectives and enhances transparency and investor understanding of our efforts as we seek to deliver stockholder value.

LAS VEGAS SANDS 2025 Proxy Statement	3

PROXY SUMMARY

AGENDA AND VOTING RECOMMENDATIONS FOR THE 2025 ANNUAL MEETING OF
STOCKHOLDERS

PROPOSALS TO BE VOTED ON		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)

PROPOSAL 1	Elect nine directors to the Board to serve until the 2026 Annual Meeting of Stockholders	FOR each nominee	72

PROPOSAL 2	Ratify the appointment of our independent registered public accounting firm	FOR	73

PROPOSAL 3	An advisory (non-binding) vote to approve the compensation of our named executive officers	FOR	74

4	LAS VEGAS SANDS 2025 Proxy Statement

CORPORATE RESPONSIBILITY OVERVIEW
As the preeminent developer and operator of world-class Integrated Resorts, we recognize the responsibility we have to our
Team Members, patrons, partners, communities and other stakeholders. Throughout our history, we have created positive economic impact by delivering valuable business and leisure tourism, providing tens of thousands of jobs, tax revenues to fund social programs and significant procurement spend for small and medium sized enterprises (“SMEs”) in the regions where we operate.
KEY COMPONENTS OF OUR CORPORATE RESPONSIBILITY AND ESG PROGRAMS
Our corporate responsibility and ESG programs are comprised of the following initiatives and policies:

✓	Board oversight of the ESG program	✓	Code of Business Conduct and Ethics

✓	Comprehensive annual ESG Report including the Global Reporting Initiative and the Sustainability Accounting Standards Board disclosures	✓	Policy on Corporate Political Contributions and Expenditures and Disclosures

✓	Low-carbon Transition Plan with emission reduction goals approved by Science Based Targets initiative	✓	Supplier Code of Conduct

✓	CDP Climate Change and Water Security disclosures	✓	Reporting and Non-Retaliation Policy

✓	Sands Diversity Statement	✓	ESG metrics for NEO variable compensation

✓	SME support programs in our local communities	✓	Anti-Corruption Policy

✓	Human Rights Statement	✓	Global training and development program

✓	Global Human Trafficking Prevention Policy	✓	Responsible gaming program

✓	Preventing Discrimination and Harassment Policy	✓	Global community engagement and charitable giving

✓	Sustainable Sourcing Policy	✓	Alignment with U.N. Sustainable Development Goals

SANDS CORPORATE RESPONSIBILITY PLATFORM
Our commitment to corporate responsibility is fundamental to our business and represents a long-term investment in our
Team Members, patrons and suppliers; the communities in which we operate; the global ecological environment; and all stakeholders in our business.
People
Our Team Members, patrons, suppliers and partners are the forces behind our contributions to a thriving hospitality and tourism industry in our local regions. Recognizing that the exceptional service and amenities our Integrated Resorts provide and the responsible work we do in each of our communities are built on the people who drive and patronize our business, we strive to be the employer and partner of choice in each of our global regions. Our human capital programs are focused on driving workforce development, diversity, equity and inclusion, human rights, responsible gaming and supplier advancement.
Communities
We are a committed collaborator in promoting our regions as desirable places to live, work and visit. Through our Sands
Cares community engagement and charitable giving program, we strive to make our regions strong by improving quality of life and supporting the community’s ability to respond to challenges. We are building regional resilience through hardship relief and community partner advancement. We are also working to preserve cultural and natural heritage and advance educational opportunities for students, people with special needs and under-represented groups who face barriers to learning.

LAS VEGAS SANDS 2025 Proxy Statement	5

CORPORATE RESPONSIBILITY OVERVIEW

Planet
We are dedicated to minimizing our environmental impact and, as such, constantly evolving our Sands ECO360 global sustainability program to adapt to emerging trends, support new technologies and foster environmental stewardship in the areas of building design and development, resort management and operations, and meetings, events and entertainment.
Our program is aligned with the United Nations Sustainable Development Goals (“SDGs”) and other key environmental standards in the areas of low-carbon transition, water stewardship, waste and materials and resources.
Governance
Our corporate responsibility commitment is built on the foundation of transparency to our stakeholders and accountability for our actions. We employ an extensive system of policies, procedures and oversight practices to help ensure all aspects of our business and extended relationships are managed responsibly.
CORPORATE RESPONSIBILITY INITIATIVES
Our global sustainability targets for 2021-2025 are aligned with SDGs. Our emissions reduction targets are approved by the
Science Based Targets Initiative and are aligned with The Paris Agreement to limit global warming to well-below 2 degrees
Celsius.
Our 2025 targets and 2024 performance for each of the Corporate Responsibility pillars include:

PILLAR	2025 TARGET	2024 PERFORMANCE

Planet	17.5% reduction in Scope 1 and 2 emissions from a 2018 baseline	50% reduction in Scope 1 and 2 emissions in 2024 from a 2018 baseline

People	$200 million investment in workforce development to enable career progression for our Team Members and advancement of the talent pool in the hospitality industry	$38 million invested in 2024; $220 million cumulative investment from 2021-2024

Communities	250,000 volunteer hours in support of the communities in the markets where we operate	33,130 volunteer hours in 2024; 255,953 Team Member volunteer hours cumulatively since 2021
Our ESG Report, which is available at https://investor.sands.com/esg/default.aspx, also contains additional information on our corporate responsibility program, including data indices that reflect the reporting standards of the Global Reporting
Initiative, the International Sustainable Standards Board, the Sustainability Accounting Standards Board and the Task Force
on Climate-Related Financial Disclosures. The information in our ESG Report and any other websites referenced in this proxy statement is not intended to be incorporated by reference into this proxy statement, and any references to websites are intended to be inactive textual references only.

6	LAS VEGAS SANDS 2025 Proxy Statement

CORPORATE GOVERNANCE OVERVIEW
CORPORATE GOVERNANCE PROFILE
Our commitment to corporate governance is integral to our business and reflects not only regulatory requirements, New York

WHAT WE DO		WHAT WE DON’T DO

✓	Diversity of Directors. Female representation on our Board is 11% and 33% of our directors are racially or ethnically diverse.	No Classified Board. All of our directors are elected annually for one-year terms.

✓	Annual Board and Committee Self- Evaluations. The Board and each committee annually conduct a comprehensive self- evaluation process, which is administered by an independent third party.	No Hedging of Our Securities. Our anti- hedging policy prohibits our directors and officers from engaging in any hedging or monetization transactions involving our securities.

✓
Systemic Risk Oversight by Board and
Committees. Our Board has overall
responsibility for risk oversight, while each of our
Audit, Compensation, Compliance and
Nominating and Governance Committees
monitor and address risks within the scope of
their particular expertise or charter.

No Option Trading or Short Selling of Our
Securities. None of our directors and officers are
permitted to trade in puts, calls or other
derivatives in respect of Company securities or
sell Company securities “short.”

✓	Entirely Independent Committees. All of the members of our Audit, Compensation, Compliance and Nominating and Governance Committees are independent.	No Poison Pill or Stockholder Rights Plan. We do not have a “poison pill” or stockholder rights plan.

✓
Audit Committee Financial Literacy. All of the
members of our Audit Committee qualify as
“financially literate” as required by the NYSE and
meet the Securities and Exchange Commission's
("SEC’s") definition of an “Audit Committee
Financial Expert.”
No Pledging of Our Securities. None of our officers or directors are permitted to hold Company securities in a margin account or pledge our securities as collateral for a loan.

✓	Stock Ownership Guardrails for Directors. Our equity plan provides that directors may not sell their annual awards received for Board service while a member of the Board.

✓	Detailed Disclosure of Political Contributions. We have adopted a Policy on Corporate Political Contributions and Expenditures and publish periodic reports disclosing this activity.

Stock Exchange (“NYSE”) listing standards and broadly recognized governance practices, but also effective leadership and oversight by our executive officers and Board. We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance framework include the following:

LAS VEGAS SANDS 2025 Proxy Statement	7

STOCKHOLDER ENGAGEMENT
During 2024, we engaged with representatives
of the majority of our largest institutional
stockholders. They include the largest active-
management and passive investors in our
common stock. Principal areas of discussion
included:
• executive compensation
• corporate responsibility,
including ESG issues
• Board composition
• Company strategy
• operating performance
•capital investment and development opportunities
• return of capital to stockholders
The following diagram provides an overview of the
Company’s stockholder engagement practice:
We have developed and implemented a program to actively and transparently engage with our stockholders. The structure
CONTACT
Conduct year-round
conversations in which
we reach out directly to
and respond to inquiries
from stockholder
representatives, including
those responsible for
ESG issues
LISTEN
Establish dialogue
to enhance our
understanding of
stockholder views
RESPOND
Take stockholder dialogue into
account as we implement our
strategies
of our program reflects our belief that strong corporate governance includes the commitment to establish dialogue with stockholders and to provide the opportunity for questions and concerns to be explored and discussed. We have a long-
established investor outreach program designed to facilitate direct stockholder engagement and the solicitation of stockholder views and input. This includes engagement with portfolio managers and analysts with investment allocation responsibility, as well as representatives of our stockholders that have specific responsibility for corporate governance and
ESG matters.
We continuously conduct an extensive global program of direct investor outreach through a combination of investor conferences, investor road-shows and one-on-one investor meetings, video conferences and teleconferences. Our outreach program reflects our geographically diverse stockholder base and is designed to ensure we understand and consider all issues of importance to our stockholders.
An important element of our stockholder engagement process is to understand any areas of particular concern. We acknowledge that lower than desired stockholder approval for our advisory votes on compensation for our named executive officers persists despite a re-design of the compensation packages for our executive officers in March 2021, which meaningfully increased at-risk compensation and provided multiple metrics for performance-based compensation (including a first-time ESG component) for both equity and non-equity incentive compensation. Subsequent to those compensation program changes, we have continued to engage actively on this item in order to explain the rationale for our named executive officer compensation program and solicit feedback from stockholders. That feedback informs ongoing internal discussions surrounding our executive compensation program. We believe that our compensation packages for executives are appropriate but recognize the importance of understanding the concerns of stockholders, and throughout 2024, we continued to engage directly with the asset stewardship departments (or the closest equivalent contacts) at our 50 largest institutional investors to offer the opportunity to discuss any material issues of concern. Those 50 largest institutional investors represented approximately 89% of the shares outstanding (excluding stock held by our controlling stockholder)
and included all institutional investors with more than one million shares outstanding. We also undertook calls with all other stockholders outside the 50 largest that requested the opportunity to discuss the “say-on-pay” vote.
During 2024, we received feedback that long-term metrics should apply to long-term compensation and that “long-term”
should reflect a period of at least three years to earn the award. We also received feedback on the size of our named executive officers’ base salaries, the award of one-time stock grants that did not contain measurable performance criteria, as well as security and personal transportation costs borne by the Company. This dialogue on corporate responsibility, ESG and any other matters of stockholder interest is fundamental to our relationship with our stockholders and directly impacts our planning and our ESG program design. We believe this valuable dialogue provides important perspective as we seek to deliver stockholder value through our corporate responsibility and ESG efforts.

8	LAS VEGAS SANDS 2025 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 17, 2025, as to the beneficial ownership of our common stock, $0.001
The Company is a controlled company, with the Adelson family members beneficially owning
386,735,831 shares representing approximately 54.7% of the Company’s outstanding Common
Stock as of March 17, 2025
par value per share (the “Common Stock”), in each case, by:
•each person known to us to be the beneficial owner, in an individual capacity or as a member of a “group,” of more than
5% of our Common Stock;
•each named executive officer;
•each of our directors; and
•all of our executive officers and directors, taken together.

	BENEFICIAL OWNERSHIP(1)

NAME OF BENEFICIAL OWNER(2)	SHARES	PERCENT (%)

Dr. Miriam Adelson(3)(4)	343,837,742	48.6%

General Trust under the Sheldon G. Adelson 2007 Remainder Trust(3)(5)	87,718,919	12.4%

General Trust under the Sheldon G. Adelson 2007 Friends and Family Trust(3)(6)	87,718,918	12.4%

Robert G. Goldstein(7)	4,629,005	*

Patrick Dumont(8)	2,371,608	*

Randy Hyzak(9)	689,746	*

D. Zachary Hudson(10)	668,192	*

Mark Besca	—	—

Irwin Chafetz(3)(11)	353,562,996	50.0%

Micheline Chau(12)	26,599	*

Charles D. Forman(13)	213,082	*

Lewis Kramer(14)	33,291	*

Alain Li(15)	5,602	*

Micky Pant(16)	23,000	*

The Vanguard Group(17)	42,347,909	6.0%

Capital Research Global Investors(18)	58,824,289	8.3%

All current executive officers and directors of our Company, taken together (11 persons)(19)	8,756,328	1.2%

*Less than 1%.

LAS VEGAS SANDS 2025 Proxy Statement	9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)A person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of such securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, the sole voting and investment power with respect to the indicated shares of Common
Stock. Percentages are based on 706,627,556 shares issued and outstanding at the close of business on March 17, 2025 (including unvested shares of restricted stock, but excluding treasury shares), plus any shares of our Common Stock underlying options held by all individuals listed on the table that are vested and exercisable.
(2)Unless otherwise specified, the address of each person named in this table is c/o Las Vegas Sands Corp., 5420 S. Durango Drive,
Las Vegas, Nevada 89113.
(3)Dr. Miriam Adelson, Irwin Chafetz, the General Trust under the Sheldon G. Adelson 2007 Remainder Trust and the General Trust
under the Sheldon G. Adelson 2007 Friends and Family Trust constitute a “group” that, as of March 17, 2025, collectively beneficially owned 386,832,034 shares of our Common Stock, or 54.7% of the total number of shares issued and outstanding as of that date, for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934. Each of the foregoing persons may be deemed to beneficially own certain shares beneficially owned by the other persons in such “group.”
(4)This amount includes (a) 32,629,469 shares of our Common Stock held by trusts or custodial accounts for the benefit of Dr.
Adelson’s family members over which Dr. Adelson, as trustee or in another fiduciary capacity, retains sole voting control and dispositive power, (b) 238,485,060 shares of our Common Stock held by trusts for the benefit of Dr. Adelson and her family members over which Dr. Adelson, as trustee, shares dispositive power, of which 2,208,548 of these shares, Dr. Adelson also shares voting control, (c) 72,083,644 shares of our Common Stock held by trusts for the benefit of Dr. Adelson’s family members over which Dr.
Adelson, as trustee, retains sole dispositive power and (d) options to purchase 639,569 shares of our Common Stock held by a trust for the benefit of Dr. Adelson over which Dr. Adelson, as trustee, has sole voting and dispositive control.
(5)This amount includes 87,718,919 shares of our Common Stock held by the General Trust under the Sheldon G. Adelson 2007
Remainder Trust.
(6)This amount includes 87,718,918 shares of our Common Stock held by the General Trust under the Sheldon G. Adelson 2007
Friends and Family Trust.
(7)This amount includes (a) 129,005 shares of our Common Stock held by The Robert and Sheryl Goldstein Trust and (b) options to purchase 4,500,000 shares of our Common Stock that are vested and exercisable.
(8)This amount includes (a) 446,608 shares of our Common Stock held by Mr. Dumont and (b) options to purchase 1,925,000 shares of our Common Stock that are vested and exercisable.
(9)This amount includes (a) 53,499 shares of our Common Stock held by Mr. Hyzak and (b) options to purchase 636,247 shares of our
Common Stock that are vested and exercisable.
(10)This amount includes (a) 18,192 shares of our Common Stock held by Mr. Hudson and (b) options to purchase 650,000 shares of our Common Stock that are vested and exercisable.
(11)This amount includes (a) 91,966 shares of our Common Stock held by Mr. Chafetz, (b) 4,237 restricted stock units that vest within
60 days of March 17, 2025, (c) 237,626,512 shares of our Common Stock held by trusts or entities for the benefit of members of the
Adelson family over which Mr. Chafetz, as trustee or manager, retains sole voting control and shares dispositive power, (d)
41,548,089 shares of our Common Stock held by trusts for the benefit of members of the Adelson family over which Mr. Chafetz, as trustee, retains sole voting control and dispositive power, (e) 72,083,644 shares of our Common Stock held by trusts for the benefit of members of the Adelson family over which Mr. Chafetz, as trustee, retains sole voting control and (f) 2,208,548 shares of our
Common Stock held by a trust for the benefit of members of the Adelson family over which Mr. Chafetz, as trustee, shares voting and dispositive power. Mr. Chafetz disclaims beneficial ownership of the shares of our Common Stock held by any trust for which he acts as trustee, and this disclosure shall not be deemed an admission that Mr. Chafetz is a beneficial owner of such shares for any purpose.
(12)This amount includes (a) 22,362 shares of our Common Stock held by Ms. Chau and (b) 4,237 restricted stock units that vest within
60 days of March 17, 2025.
(13)This amount includes (a) 208,845 shares of our Common Stock held by Mr. Forman and (b) 4,237 restricted stock units that vest within 60 days of March 17, 2025.
(14)This amount includes (a) 18,405 shares of our Common Stock held by Mr. Kramer, (b) 4,237 restricted stock units that vest within 60 days of March 17, 2025 and (c) options to purchase 10,649 shares of our Common Stock that are vested and exercisable.
(15)This amount includes (a) 4,237 restricted stock units held by Mr. Li that vest within 60 days of March 17, 2025 and (b) options to purchase 1,365 shares of our Common Stock that are vested and exercisable.
(16)This amount includes 23,000 shares held by the Pant Family Revocable Trust.
(17)Based solely upon the number of shares listed in the Schedule 13G filed by The Vanguard Group on November 12, 2024. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(18)Based solely upon the number of shares listed in the Schedule 13G filed by Capital Research Global Investors on February 13,
2025. The address of Capital Research Global Investors is 333 South Hope Street, 55th Fl, Los Angeles, California 90071.
(19)This amount includes (a) 21,185 restricted stock units held by the Company's current executive officers and current directors that vest within 60 days of March 17, 2025 and (b) options to purchase 7,723,261 shares of our Common Stock that are vested and exercisable and held by the Company’s current executive officers and current directors. This amount does not include the

10	LAS VEGAS SANDS 2025 Proxy Statement

353,466,793 shares of Common Stock Mr. Chafetz has beneficial ownership of as a trustee or manager of the trusts referenced in footnote 11 above.

LAS VEGAS SANDS 2025 Proxy Statement	11

BOARD OF DIRECTORS NOMINEES
ABOUT THE BOARD
Our Board currently has nine directors. The term of office of the current directors will expire at the 2025 Annual Meeting of
Stockholders.
Stockholders are being asked to consider each of the following nine nominees to serve as director until the 2026 Annual
Meeting of Stockholders and until their respective successor has been duly elected and qualified or until such director’s resignation, disqualification, death or removal: Robert G. Goldstein, Patrick Dumont, Mark Besca, Irwin Chafetz, Micheline
Chau, Charles D. Forman, Lewis Kramer, Alain Li and Micky Pant.
Each of the nominees is a current director of the Company who has indicated they will serve if elected. We do not anticipate any of the nominees will be unable or unwilling to serve, if elected, but if that happens, it is the intention of the persons named in the proxies to select and cast their votes for the election of such other person or persons as the Board may designate.
Our current directors bring a variety of experiences and core competencies we believe are important to overseeing the strategic execution and risk management of our Company’s operations. The complexities of our Integrated Resort operations include five primary revenue categories, six operating segments and significant development and construction initiatives. Strict adherence to gaming and other regulations in various jurisdictions is essential. The ability to provide the appropriate oversight and risk assessment responsibilities is demonstrated in our directors’ professional careers, which include:
•C-suite level positions at global companies, including those in:
–gaming, hospitality and meetings, incentives, conventions and exhibitions (“MICE”);
–retail, marketing and branding;
–entertainment; and
–companies with a strong presence in Asia;
•Participation on other global public company boards;
•Financial transactions and corporate finance experience; and
•Accounting, auditing and internal control experience in working with global Fortune 500 public companies.
In addition to the specific professional experience of our directors, we select our directors because they are highly accomplished in their respective fields, insightful and inquisitive. We believe each of our directors possesses sound business judgment and is highly ethical. We consider a wide range of factors in determining the composition of our Board, including professional experience, expertise, race, ethnicity, gender, age and cultural background.

12	LAS VEGAS SANDS 2025 Proxy Statement

BOARD COMPOSITION
80s
50s
60s
70s
0-4
yrs
10-20
yrs
5-9
yrs
70 YEARS
AVERAGE
AGE
9 YEARS
AVERAGE
TENURE
11%
BOARD MEMBERS
THAT ARE WOMEN
33%
BOARD MEMBERS
THAT ARE
RACIALLY/
ETHNICALLY
DIVERSE

SKILLS & EXPERTISE	The table below summarizes the key qualifications, skills and attributes of the Board. Our director nominees’ biographies describe each director’s background and relevant experience in more detail.

QUALIFICATIONS, EXPERTISE & ATTRIBUTES	GOLDSTEIN	DUMONT	BESCA	CHAFETZ	FORMAN	CHAU	KRAMER	LI	PANT

ACCOUNTING/AUDIT/ FINANCE		✓	✓			✓	✓	✓

SENIOR LEADERSHIP	✓	✓			✓	✓		✓	✓

COMPLIANCE/GOVERNANCE/ LEGAL					✓

HOSPITALITY/GAMING/MICE	✓	✓		✓	✓

RETAIL/MARKETING/ BRANDING	✓	✓	✓			✓		✓	✓

PUBLIC COMPANY BOARD EXPERIENCE	✓		✓		✓	✓	✓	✓	✓

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

LAS VEGAS SANDS 2025 Proxy Statement	13

BOARD OF DIRECTORS NOMINEES

BIOGRAPHIES	Below are the backgrounds of our director nominees:

ROBERT G. GOLDSTEIN CHAIR AGE: 69 DIRECTOR SINCE: 2015 COMMITTEES: •None
Mr. Goldstein’s extensive experience in the hospitality and gaming industries, including as a senior executive officer of our Company (or its predecessors) since 1995, as well as his current position as our Chairman and Chief Executive Officer ("CEO"), led the Board to
conclude he would be a valuable member of our Board.
Experience
Mr. Goldstein was appointed the Company’s Chairman and Chief Executive Officer on
January 26, 2021. Prior to that, he had been the Company’s President and Chief
Operating Officer and a member of the Board since January 2015. He previously served as the Company’s President of Global Gaming Operations from January 2011 until
December 2014, the Company’s Executive Vice President from July 2009 until December
2014, and the Company’s Secretary from August 2016 to November 2016. He has held other senior executive positions at the Company and its subsidiaries since 1995.
Additionally, Mr. Goldstein also currently serves as Chairman and, up until January 2024, served as Chief Executive Officer of our Company’s subsidiary, SCL, both of which since
January 2021, having previously served as a member of its board since May 2014 and as its interim president from January 2015 through October 2015. From 1992 until joining the
Company in December 1995, Mr. Goldstein was the executive vice president of marketing at the Sands Hotel in Atlantic City, as well as an executive vice president of the parent
Pratt Hotel Corporation. He served on the board of Remark Media, Inc., a global digital media company, from May 2013 to March 2017.

PATRICK DUMONT AGE: 50 DIRECTOR SINCE: 2017 COMMITTEES: •None
Mr. Dumont’s experience in management, development and corporate finance and his positions and tenure with the Company led the Board to conclude he would be a valuable member of our Board.
Experience
Mr. Dumont has been the Company's President and Chief Operating Officer since January
26, 2021 and prior to that had been the Company’s Executive Vice President and Chief
Financial Officer since March 2016. He previously served as the Company’s Principal
Financial Officer since February 2016 and Senior Vice President, Finance and Strategy
from September 2013 through February 2016. From June 2010 until August 2013, Mr.
Dumont served as the Company’s Vice President, Corporate Strategy. Mr Dumont is the
son-in-law of Dr. Miriam Adelson who, with trusts and other entities for the benefit of the
Adelson family members, controls more than 50 percent of the voting power of the
Company’s Common Stock. Since December 2023, Mr. Dumont has also served as the governor of the Dallas Mavericks, a professional basketball team in the National Basketball
Association in which the family owns a majority interest.

MARK BESCA AGE: 65 DIRECTOR SINCE: 2025 COMMITTEES: •Audit •Compliance (Chair) INDEPENDENT
Mr. Besca’s extensive financial and business knowledge gained while serving as an independent auditor for organizations across diverse industries and his experience as a public company director led the Board to conclude he would be a valuable member of our
Board.
Experience
Mr. Besca has been a director of the Company since January 2025. Prior to his retirement in 2020, Mr. Besca spent 40 years at EY (formerly Ernst & Young, LLP) serving as lead and senior advisory audit partner to some of the largest public companies in the media and entertainment, consumer products and airline industries. From 2017 until 2020, Mr. Besca was the leader of the Long-Term Value and Stakeholder Capitalism initiative at EY. From
2012 to 2018, he served as managing partner of EY’s New York City office with over
11,000 professionals, and from 2009 to 2011, he was Northeast managing partner of EY’s
Assurance and Advisory Business. Mr. Besca has been a member of the board of directors and audit committee chair of Markel Group Inc. since 2020 and a member of the board of directors and member of the audit committee of Clarus Corporation since December 2024.
Mr. Besca holds several civic positions including chairman emeritus of the Pace University board of trustees, the board of the Roundabout Theatre Production Company and formerly a member of the UJA Media and Entertainment executive committee. Mr. Besca is also a
David Rockefeller fellow of the NYC Partnership.

14	LAS VEGAS SANDS 2025 Proxy Statement

IRWIN CHAFETZ AGE: 88 DIRECTOR SINCE: 2005 COMMITTEES: •None
Mr. Chafetz’s extensive experience in the hospitality, trade show and convention businesses, as well as his experience as a former executive of our predecessor company, led the Board to conclude he would be a valuable member of our Board.
Experience
Mr. Chafetz has been a director of the Company since February 2005. He was a director of
Las Vegas Sands, Inc. from February until July 2005. Mr. Chafetz is the president and a manager of The Interface Group, LLC, a Massachusetts limited liability company that controls Interface Group-Massachusetts, LLC. Mr. Chafetz has been associated with
Interface Group-Massachusetts, LLC and its predecessors since 1972. From 1989 to
1995, Mr. Chafetz was a vice president and director of Interface Group-Nevada, Inc., which owned and operated trade shows, including COMDEX, and also owned and operated The Sands Expo and Convention Center. From 1989 to 1995, Mr. Chafetz was
also vice president and a director of Las Vegas Sands, Inc. Mr. Chafetz has served on the boards of many charitable and civic organizations and is a former member of the dean’s advisory council at Boston University School of Management.

MICHELINE CHAU AGE: 72 DIRECTOR SINCE: 2014 COMMITTEES: •Compensation (Chair) •Compliance •Nominating and Governance INDEPENDENT
Ms. Chau’s extensive and varied business experience, including as president and chief operating officer at Lucasfilm Ltd., and her experience as a director of other public companies led the Board to conclude she would be a valuable member of our Board.
Experience
Ms. Chau has been a director of the Company since October 2014. She served as the president, chief operating officer and executive director of Lucasfilm Ltd., a film and entertainment company, from 2003 to 2012 and as its chief financial officer from 1991 to
2003. Before that, Ms. Chau held other executive-level positions in various industries, including retail, restaurant, venture capital and financial services. She was a member of the board of Dolby Laboratories, Inc., an audio, imaging and communications company, from February 2013 to February 2024, and was a member of the board of Red Hat, Inc., a provider of open-source software solutions, from November 2008 to August 2012.

CHARLES D. FORMAN AGE: 78 DIRECTOR SINCE: 2004 COMMITTEES: •None
Mr. Forman’s extensive experience in the hospitality, trade show and convention businesses led the Board to conclude he would be a valuable member of our Board.
Experience
Mr. Forman has been a director of the Company since August 2004. He has been a director of Las Vegas Sands, LLC (and its predecessor, Las Vegas Sands, Inc.) since
March 2004. In addition, he has served as a member of the board of SCL, since May
2014. Mr. Forman served as chairman and chief executive officer of Centric Events Group,
LLC, a trade show and conference business from April 2002 until his retirement upon the sale of the business in 2007. From 2000 to 2002, he served as a director of a private company and participated in various private equity investments. During 2000, he was executive vice president of international operations of Key3Media, Inc. From 1998 to 2000, he was chief legal officer of ZD Events Inc., a tradeshow business that included COMDEX.
From 1995 to 1998, Mr. Forman was executive vice president, chief financial and legal officer of Softbank Comdex Inc. From 1989 to 1995, Mr. Forman was vice president and general counsel of Interface Group Nevada, Inc., a tradeshow and convention business that owned and operated COMDEX, and also owned and operated The Sands Expo and
Convention Center. Mr. Forman was in private law practice from 1972 to 1988. From 2009 until 2023, Mr. Forman was a member of the board of trustees of The Dana-Farber Cancer
Institute.

LAS VEGAS SANDS 2025 Proxy Statement	15

BOARD OF DIRECTORS NOMINEES

LEWIS KRAMER AGE: 77 DIRECTOR SINCE: 2017 COMMITTEES: •Audit (Chair) •Compensation INDEPENDENT
Mr. Kramer’s extensive financial and business knowledge gained while serving as an independent auditor for organizations across diverse industries and his experience as a director of a public company and non-profit organizations led the Board to conclude he would be a valuable member of our Board.
Experience
Mr. Kramer has been a director of the Company since April 2017. Mr. Kramer was a partner at Ernst & Young LLP from 1981 until he retired in June 2009 after a nearly 40-year career at Ernst & Young LLP, where he represented clients in a number of industries, including the media, entertainment and leisure industries. At the time of his retirement, Mr.
Kramer served as the global client service partner for worldwide external audit and all other services for major clients, and served on the firm’s United States executive board.
He previously served as Ernst & Young LLP’s national director of audit services. From
2009 to April 2023, Mr. Kramer served on the board of L3 Harris Technologies, Inc. (and its predecessor companies).

ALAIN LI AGE: 64 DIRECTOR SINCE: 2024 COMMITTEES: •Audit •Compensation •Nominating and Governance (Chair) INDEPENDENT
Mr. Li’s extensive experience in senior leadership at companies with a strong presence in
Asia, and his experience as a director of a public company and non-profit organizations led the Board to conclude he would be a valuable member of our Board.
Experience
Mr. Li has been a director of the Company since 2024. Mr. Li was regional chief executive,
Asia Pacific of luxury group Richemont from 2006 to 2023, where he was responsible for overseeing and cultivating Richemont’s luxury Maisons in the APAC region. Prior to
Richemont, Mr. Li was chief financial officer of IDT International and president of the group’s lifestyle electronics brand, Oregon Scientific, from 2001 to 2005. From 1992 to
2001, he worked at Riso Europe in various capacities and ultimately as president of Riso
Europe. From 1991 to 1992, Mr. Li was controller, European Operations at A.B. Dick-Itek
Group, from 1987 to 1992, served in various capacities at Zimmer Holdings, Inc., and from
1981 to 1986, was a trainee accountant at Touche Ross & Co. Mr. Li is a Fellow of The
Institute of Chartered Accountants in England and Wales. Mr. Li currently serves as an independent non-executive director of Dynasty Fine Wines Group Limited, a position he has held since August 2024, and Remy Cointreau SA, a position he has held since 2022.
He is also president of the French Chamber of Commerce and Industry in Hong Kong, a
position he has held since 2022.

MICKY PANT AGE: 70 DIRECTOR SINCE: 2025 COMMITTEES: •Compliance •Nominating and Governance INDEPENDENT
Mr. Pant’s extensive senior leadership experience in international companies, including as chief executive officer of Yum China Holdings, Inc., his global strategic and marketing experience, and his experience as a director of other public companies led the Board to conclude he would be a valuable member of our Board.
Experience
Mr. Pant has been a director of the Company since 2025. Mr. Pant was a consultant to
Beyond Meat, Inc. from March 2020 to December 2020. Prior to that, Mr. Pant was vice chairman of the board and senior advisor to Yum China Holdings, Inc. (“Yum China”) from
2018 to 2020, chief executive officer of Yum China from 2016 to 2018, chief executive officer of the Yum China Division of Yum Brands, Inc. (“Yum Brands”) from 2015 to 2016, and held several other senior roles of increasing responsibility at Yum Brands from 2006 to
2015, including chief executive officer of the KFC Division, chief executive officer of Yum
Restaurants International, president of global branding for Yum Brands, president of Yum
Restaurants International, chief marketing officer of Yum Brands, global chief concept officer for Yum Brands and president of Taco Bell International. Prior to that, Mr. Pant served in various roles, including chief marketing officer, at Reebok International from 1994 to 2004, PepsiCo India from 1992 to 1994, and Unilever in India and the United Kingdom
from 1976 to 1990. Mr. Pant served on the board of directors of Beyond Meats, Inc. from
May 2021 to May 2024, Primavera Capital Acquisition Corp. from January 2021 to
December 2022, Yum China Holdings, Inc. from March 2018 to March 2020, and Pinnacle
Foods, Inc. from December 2014 to June 2018.

16	LAS VEGAS SANDS 2025 Proxy Statement

INFORMATION REGARDING THE BOARD AND
ITS COMMITTEES
— BOARD OF DIRECTORS
Standards
The NYSE’s corporate governance rules generally require a majority of independent directors serve on a company’s board of directors and require all of the members of a company’s Audit Committee, Compensation Committee and Nominating and
Governance Committee to be independent directors subject to certain exceptions, including if a company qualifies as a
“controlled company” under the NYSE corporate governance rules.
We qualify as a “controlled company” under NYSE corporate governance rules because Dr. Miriam Adelson and trusts and other entities for the benefit of the Adelson family members control more than 50 percent of the voting power of the
Company’s Common Stock.
The Board consists of a majority of independent directors, although, as a controlled company, we are exempt from the general NYSE requirement to have a majority of independent directors serve on the Board. Additionally, the Board has an
Audit Committee, Compensation Committee and Nominating and Governance Committee comprised entirely of independent directors, although this is not required because, as a controlled company, we are exempt from the applicable NYSE requirement.
Independent Directors
The Board has determined five of its nine current members, namely Mr. Besca, Ms. Chau, Mr. Kramer, Mr. Li and Mr. Pant, satisfy the criteria for independence under applicable rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NYSE corporate governance rules. In making its determinations, the Board reviewed all the relevant facts and circumstances, the standards set forth in our Corporate Governance Guidelines, the
NYSE rules and other applicable laws and regulations. In making its independence determination for Ms. Chau, the Board also considered the relationship arising out of certain transactions in the ordinary course of business between the Company and Dolby International AB, whose ultimate parent company is Dolby Laboratories, Inc. where Ms. Chau served as a director through February 2024, relating to the provision of content delivery network services. In making its independence determination for Mr. Li, the Board considered the relationship arising out of certain transactions in the ordinary course of business between the Company’s wholly owned subsidiary, MBS, and a food and beverage operator for which one of Mr.
Li’s immediate family members serves as a director and executive officer, relating to the operation of a restaurant in MBS.
Two of our outside directors, Mr. Chafetz and Mr. Forman, have business and personal relationships with the Adelson family.
Mr. Chafetz was a stockholder, vice president and director of the entity that owned and operated the COMDEX trade show and The Sands Expo and Convention Center, which were created and developed by Mr. Adelson. Mr. Forman was vice president and general counsel of this entity. Mr. Chafetz also is a trustee of several trusts for the benefit of the Adelson family members that beneficially own shares of our Common Stock. For additional information, refer to “Proxy and Voting
Information — How You Can Vote” and “Security Ownership of Certain Beneficial Owners and Management” above. These relationships with the Adelson family also include making joint investments and other significant financial dealings. As a result, the Adelson family and Mr. Chafetz and Mr. Forman may have their financial interests aligned and, therefore, the
Board does not consider Mr. Chafetz and Mr. Forman to be independent directors.
Because Mr. Goldstein and Mr. Dumont are officers of the Company, they do not satisfy the criteria for independence under applicable rules promulgated under the Exchange Act and the NYSE corporate governance rules.
Board Meetings
The Board held eight meetings during 2024. The work of our directors is performed not only at meetings of the Board and its committees, but also by consideration of our business through the review of documents and in numerous communications among Board members and others. In 2024, all directors attended at least 75% of the aggregate of all meetings of the Board and committees on which they served during the periods in which they served.
Our directors are encouraged to attend each annual meeting and all seven of our directors who were on the Board at the time of our 2024 Annual Meeting of Stockholders held on May 9, 2024 attended such meeting.

LAS VEGAS SANDS 2025 Proxy Statement	17

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

— BOARD COMMITTEES
The table below illustrates the current chairs and membership of the Board and of each standing Board committee as of the date of this proxy statement, the independence status of each Board member and the number of Board and Board committee meetings held during fiscal 2024.

DIRECTOR	BOARD	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	COMPLIANCE COMMITTEE
Robert G. Goldstein	Chair
Patrick Dumont	✓
Mark Besca*(1)	✓	✓			Chair
Irwin Chafetz	✓
Charles D. Forman	✓
Micheline Chau*	✓		Chair	✓	✓
Lewis Kramer*	✓	Chair	✓
Alain Li*	✓	✓	✓	Chair
Micky Pant*(2)	✓			✓	✓
2024 MEETINGS	8	6	5	5	4
*Independent Director
✓Member
(1)Mr. Besca joined the Board effective as of January 27, 2025.
(2)Mr. Pant joined the Board effective as of March 11, 2025.
Standing Committees
Our Board has four standing committees: an audit committee (the “Audit Committee”), a compensation committee (the
“Compensation Committee”), a nominating and governance committee (the “Nominating and Governance Committee”) and a compliance committee (the “Compliance Committee”). Each of the standing committees operates under a written charter approved by the Board.

18	LAS VEGAS SANDS 2025 Proxy Statement

AUDIT COMMITTEE
MEMBERS: Lewis Kramer (Chair) Mark Besca Alain Li MEETINGS HELD IN 2024: 6 ALL MEMBERS ARE INDEPENDENT
The primary purpose of the Audit Committee is to assist with the Board’s oversight of:
•the integrity of our financial statements
•our internal audit function, including audit plans, audit results and the performance of our internal audit team
•the review of related party transactions as further described below under
“Corporate Governance — Related Party Transactions”
•our enterprise risk management as further described below under “Corporate
Governance — The Board’s Role in Risk Oversight”
•our information security program (including cybersecurity)
Our Audit Committee selects our independent registered public accounting firm and has direct oversight responsibility over the firm, including:
•reviewing the firm’s plan, scope and results of our annual audit, and the fees for the services performed
•the qualifications, independence and performance of the firm
•the firm’s annual audit of our financial statements and any engagement to provide other services
The Board has determined Mr. Besca, Mr. Kramer and Mr. Li are each independent under applicable NYSE and federal securities rules and regulations on independence of audit committee members. The Board has determined each of the members of the Audit Committee is “financially literate” and qualifies as an
“audit committee financial expert,” as both terms are defined in the NYSE listing standards and federal securities rules and regulations. The Audit Committee’s activities also involve numerous discussions and other communications among its members and others.

COMPENSATION COMMITTEE
MEMBERS: Micheline Chau (Chair) Lewis Kramer Alain Li MEETINGS HELD IN 2024: 5 ALL MEMBERS ARE INDEPENDENT
The Compensation Committee has direct responsibility for the compensation of our executive officers and the authority to:
•approve salaries, bonuses and other elements of compensation and to approve employment agreements for our executive officers and certain other highly compensated Team Members
•review, evaluate and make recommendations to the Board regarding our non-
employee director compensation program
•administer our equity award plan, as amended and restated (the “Amended and
Restated 2004 Equity Award Plan”), under which we grant restricted stock units, stock options and other equity awards
•administer our Executive Cash Incentive Plan, under which we provide short-
term incentive compensation awards
•review, approve and administer the terms of our compensation recoupment policies for recovering incentive-based compensation, including our Forfeiture of Improperly Received Compensation Policy and Clawback Policy, with respect to our executive officers
The Compensation Committee is also involved in our enterprise risk management process as further described below under “Corporate Governance — The Board’s
Role in Risk Oversight” and “Corporate Governance — 2024 Executive
Compensation Risk Assessment” and may delegate its authority to the extent permitted by the Board, the Compensation Committee charter, our amended and restated by-laws, state law and NYSE regulations.
Additional information about the Compensation Committee, its responsibilities and its activities is provided below under “Compensation Discussion and
Analysis.”

LAS VEGAS SANDS 2025 Proxy Statement	19

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

NOMINATING AND GOVERNANCE COMMITTEE
MEMBERS: Alain Li (Chair) Micheline Chau Micky Pant MEETINGS HELD IN 2024: 5 ALL MEMBERS ARE INDEPENDENT
The purpose of the Nominating and Governance Committee is to:
•review and make recommendations regarding the composition of the Board and its committees
•implement policies and procedures for the selection of Board members
•identify individuals qualified to become Board members and select, or recommend the Board select, director nominees
•assess, develop and make recommendations to the Board with respect to
Board effectiveness and related corporate governance matters, including corporate governance guidelines and procedures intended to organize the
Board appropriately
•oversee the evaluation of the Board and management
•oversee the management of our ESG program

COMPLIANCE COMMITTEE
MEMBERS: Mark Besca (Chair) Micheline Chau Micky Pant MEETINGS HELD IN 2024: 4 ALL MEMBERS ARE INDEPENDENT
The primary purpose of the Compliance Committee is to assist with the
Board’s oversight of:
•the compliance program with respect to compliance with the laws and regulations applicable to our business, including gaming laws and regulations
•the compliance with our Code of Business Conduct and Ethics, Anti-Corruption
Policy, Anti-Money Laundering Policy, Policy on Corporate Political
Contributions and Expenditures and Reporting and Non-Retaliation Policy
applicable to our directors, officers, Team Members, contractors and agents

Compensation Committee Interlocks and Insider Participation
None of the individuals who served as a member of our Compensation Committee during 2024 is, or has been, an employee or officer of the Company. None of our executive officers serve, or in the past year served, as a member of the board or compensation committee of any entity that has one or more executive officers who serve on our Board or Compensation
Committee.
— NON-BOARD COMMITTEES
Corporate Compliance Committee and Operational Compliance Committees
We maintain a Corporate Compliance Committee, the purpose of which is to foster a culture of integrity, accountability and ethical behavior across all of our operations. We also maintain Operational Compliance Committees in each of Macao and
Singapore to oversee local gaming operations (each, an “Operational Compliance Committee”).
We created these committees to facilitate the identification, evaluation and remediation of situations that could raise concerns with a gaming authority or otherwise have an adverse effect on our business. In particular, the Corporate
Compliance Committee and the Operational Compliance Committees monitor the following: (1) our business associations in order to protect us from associations with persons denied licensing or other related approvals, or who may be deemed unsuitable to be associated with us; (2) our business practices and procedures; (3) compliance with any special conditions imposed upon our licenses; (4) reports submitted to gaming authorities; and (5) compliance with the laws, regulations and orders of governmental agencies having jurisdiction over our gaming or business activities.
The Corporate Compliance Committee operates pursuant to a charter approved by the Board and is chaired by our Senior
Vice President and Global Chief Compliance Officer (“GCCO”). The GCCO provides at least quarterly updates to the
Compliance Committee of the Board regarding the Corporate Compliance Committee’s efforts. The Operational Compliance
Committee in Macao operates pursuant to a Compliance Plan approved by the SCL audit committee, and is chaired by the
Chief Compliance Officer for SCL. The Operational Compliance Committee in Singapore operates pursuant to a Compliance
Plan submitted to the Gambling Regulatory Authority of Singapore, and is chaired by the Chief Compliance Officer of MBS.
— SUCCESSION PLANNING AND DEVELOPMENT
Our Chairman and CEO works closely with the Nominating and Governance Committee and the Board to identify and develop executive talent within and outside our organization and to ensure that Board succession plans are in place, so that we can ensure effective future leadership transitions at both the senior management and the Board level.

20	LAS VEGAS SANDS 2025 Proxy Statement

CORPORATE GOVERNANCE
COMMITMENT TO CORPORATE GOVERNANCE
Our Board and management have a strong commitment to effective corporate governance. We operate and are regulated in various distinct gaming jurisdictions. We are listed on two major stock exchanges and regulated as a financial institution by
Financial Crimes Enforcement Network, a bureau of the U.S. Department of the Treasury. We have in place a comprehensive corporate governance framework for our operations which, among other things, takes into account the requirements of the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the
applicable rules and regulations of the SEC and the NYSE. The key components of this framework are set forth in our amended and restated articles of incorporation and amended and restated by-laws, along with the following additional documents:
•Audit Committee Charter
•Compensation Committee Charter
•Nominating and Governance Committee Charter
•Compliance Committee Charter
•Corporate Governance Guidelines
•Code of Business Conduct and Ethics
•Securities Trading Policy
•Anti-Corruption Policy
•Reporting and Non-Retaliation Policy
•Policy on Corporate Political Contributions and Expenditures
Copies of each of these documents are available on our website at https://investor.sands.com by clicking on “Governance
Documents” within the “Governance” section. Copies are also available without charge by sending a written request to the following address: Investor Relations, Las Vegas Sands Corp., 5420 S. Durango Drive, Las Vegas, Nevada 89113.
CORPORATE GOVERNANCE GUIDELINES
We have adopted Corporate Governance Guidelines for our Company that set forth the general principles governing the conduct of our business and the role, functions, duties and responsibilities of the Board, including, but not limited to, such matters as composition, membership criteria, orientation and continuing education, retirement, committees, compensation, meeting procedures, annual evaluation and management succession planning.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers (including the principal executive officer and principal financial officer), Team Members and agents. The Code of Business Conduct and Ethics outlines policies and procedures the Board believes promote the highest standards of integrity, compliance with the law and personal accountability. Our Code of Business Conduct and Ethics is provided to all new directors, officers and Team
Members.
SECURITIES TRADING POLICY
We have adopted a Securities Trading Policy governing the purchase, sale and other dispositions of our securities by our directors, officers, Team Members and other individuals associated with us that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to us. It is also our policy to comply with applicable securities laws when engaging in transactions in our own or SCL securities.
ANTI-CORRUPTION POLICY
We have adopted an Anti-Corruption Policy to ensure we comply with applicable record keeping and anti-corruption laws, including the U.S. Foreign Corrupt Practices Act and the Sarbanes-Oxley Act of 2002. The Anti-Corruption Policy is provided to all new directors, officers and Team Members.

LAS VEGAS SANDS 2025 Proxy Statement	21

CORPORATE GOVERNANCE

REPORTING AND NON-RETALIATION POLICY
We have adopted a Reporting and Non-Retaliation Policy to facilitate and encourage the reporting of any misconduct at the
Company, including violations or potential violations of our Code of Business Conduct and Ethics, and to ensure those reporting such misconduct will not be subject to harassment, intimidation or other retaliatory action. The Reporting and Non-
Retaliation Policy is provided to all new directors, officers and Team Members.
POLICY ON CORPORATE POLITICAL CONTRIBUTIONS AND EXPENDITURES
We have adopted a Policy on Corporate Political Contributions and Expenditures to govern the Company’s disclosures relating to corporate political contributions and expenditures.
RELATED PARTY TRANSACTIONS
We have established policies and procedures for the review, approval and/or ratification of related party transactions. Under its charter, the Audit Committee approves all related party transactions required to be disclosed in our public filings. Under guidelines established by our Audit Committee, proposed transactions and matters requiring approval under our policies with aggregate values of less than $120,000 per year are presented to the Audit Committee quarterly for review. Larger transactions are presented to the Audit Committee for review, discussion and approval in advance of the transaction. The
Audit Committee may, in its discretion, request additional information from the director or executive officer involved in a proposed transaction or from management prior to granting approval for a related party transaction. For more information on related party transactions, refer to “Certain Transactions.”
NOMINATION OF DIRECTORS
The Nominating and Governance Committee proposed to the Board the candidates nominated for election at this annual meeting. The Nominating and Governance Committee, in making its selection of director candidates, considered the appropriate skills and personal characteristics required in light of the then-current makeup of the Board and in the context of the perceived needs of the Company at the time.
The Nominating and Governance Committee considers a number of factors in selecting director candidates, including:
•the ethical standards and integrity of the candidate in personal and professional dealings;
•the independence of the candidate under legal, regulatory and other applicable standards;
•the diversity of the existing Board, so that a body of directors from diverse backgrounds (including professional experience, expertise, race, ethnicity, gender, age and cultural background) is maintained;
•whether the skills and experience of the candidate will complement the skills and experience of the existing members of the Board;
•the number of other public company boards on which the candidate serves or intends to serve, with the expectation the candidate would not serve on the boards of more than three other public companies;
•the ability and willingness of the candidate to dedicate sufficient time, energy and attention to ensure the diligent performance of their Board duties;
•the ability of the candidate to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Company;
•the willingness of the candidate to be accountable for their decisions as a director;
•the ability of the candidate to provide wise and thoughtful counsel on a broad range of issues;
•the ability and willingness of the candidate to interact with other directors in a manner that encourages responsible, open, challenging and inspired discussion;
•whether the candidate has a history of achievements that reflects high standards;
•the ability and willingness of the candidate to be committed to, and enthusiastic about, the individual’s performance as a director for the Company, both in absolute terms and relative to their peers;
•whether the candidate possesses the courage to express views openly, even in the face of opposition;
•the ability and willingness of the candidate to comply with the duties and responsibilities set forth in the Company’s
Corporate Governance Guidelines and amended and restated by-laws;

22	LAS VEGAS SANDS 2025 Proxy Statement

•the ability and willingness of the candidate to comply with the duties of care, loyalty and confidentiality applicable to directors of publicly traded corporations organized in the Company’s jurisdiction of incorporation;
•the ability and willingness of the candidate to adhere to the Company’s Code of Business Conduct and Ethics, including the policies on conflicts of interest expressed therein; and
•such other attributes of the candidate and external factors as the Board deems appropriate.
The Nominating and Governance Committee will consider candidates recommended by directors and members of management and may, in its discretion, engage one or more search firms to assist in the recruitment of director candidates.
When conducting searches for new directors, the Nominating and Governance Committee will take reasonable steps to include diverse candidates in the pool of nominees and any search firm engaged by the Nominating and Governance
Committee will affirmatively be instructed to seek to include diverse candidates. Although the Nominating and Governance
Committee does not assign specific weights to any particular criteria listed above, and no particular criterion is necessarily applicable to all prospective nominees, the Nominating and Governance Committee and the Board both have a strong commitment to creating and maintaining diversity on the Board. The Nominating and Governance Committee assesses the effectiveness of its diversity efforts through the annual nomination process, the annual self-evaluation process of the Board and its committees, the Nominating and Governance Committee’s periodic evaluation of the Board’s composition, and through on-going, informal feedback from Board members.
The Nominating and Governance Committee does not have a formal policy for considering director candidates recommended by stockholders and believes the processes and procedures in place for identifying, evaluating and selecting board members is sufficiently robust and takes into account, among other factors, stockholder dialogue and feedback.
BOARD LEADERSHIP STRUCTURE
The Board believes Mr. Goldstein is best suited to serve as both Chairman and CEO because he is most familiar with our businesses and industry and best able to establish strategic priorities for the Company. In coming to this conclusion, the
Board considered its evaluation of Mr. Goldstein’s performance as CEO, his very positive relationships with other members of the Board and the strategic vision and perspective he has brought to the position of Chairman and CEO. The Board is uniformly of the view that Mr. Goldstein provides excellent leadership of the Board in the performance of its duties and that naming him as Chairman and CEO serves the best interest of stockholders.
On March 6, 2025, the Company announced that Mr. Goldstein will transition to the role of senior advisor on March 1, 2026.
Both the Company and Mr. Goldstein intend for his senior advisor role to be his sole position with the Company and its subsidiaries as of March 1, 2026. The Board has announced its intention to appoint Mr. Dumont, the Company's President and Chief Operating Officer, as Chairman and CEO upon Mr. Goldstein's transition to the senior advisor role.
The Board has not appointed an Independent Lead Director because the communication and decision-making among the
Board with the current leadership structure has proved very effective. The Board will continue to periodically consider the need to appoint an Independent Lead Director.
MEETINGS IN EXECUTIVE SESSION AND PRESIDING NON-MANAGEMENT DIRECTOR
In accordance with applicable rules of the NYSE and our Corporate Governance Guidelines, the Board has adopted a policy to meet at each regularly scheduled Board meeting in executive session without management directors or any members of management being present. In addition, the Board’s independent directors meet at least once each year in executive session. At each executive session, a presiding director chosen by a majority of the directors present presides over the session.

LAS VEGAS SANDS 2025 Proxy Statement	23

CORPORATE GOVERNANCE

THE BOARD’S ROLE IN RISK OVERSIGHT
The Board, directly and through its committees, is actively involved in the oversight of our risk management policies.

COMMITTEE	RISK OVERSIGHT RESPONSIBILITIES

Audit Committee
•oversees enterprise risk management, generally
•reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor, control and manage these exposures, including our risk assessment and risk management guidelines and policies
•meets regularly with those members of management responsible for our information security program and its related priorities and controls
•receives updates on data security that include cybersecurity resilience and emerging trends, as well as progress toward key Company
initiatives in this area

Compensation Committee	•oversees our compensation policies to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company

Compliance Committee
•assists the Board in overseeing our compliance program, including compliance with the laws and regulations applicable to our business and compliance with our Code of Business Conduct and Ethics and other policies

Nominating and Governance Committee	•oversees our ESG risk by reviewing and assessing our ESG goals, policies and programs •assists the Board in overseeing succession plans for our senior management

The Audit Committee, the Compensation Committee, the Compliance Committee and the Nominating and Governance
Committee receive reports from, and discuss these matters with, management and regularly report on these matters to the
Board.
COMPENSATION RISK ASSESSMENT
The Compensation Committee has evaluated our compensation structure from the perspective of enterprise risk management and the terms of our compensation policies generally, and believes our compensation policies and practices do not provide incentives for Team Members to take inappropriate business risks or risks reasonably likely to have a material adverse effect on us. Under their employment agreements, our named executive officers are eligible for bonuses and equity-
based awards, up to a target percentage of their respective base salaries, based on the achievement of predetermined performance criteria established by the Compensation Committee. During 2024, the Company met the predetermined performance criteria above the thresholds described in "2024 Executive Compensation Performance Criteria"; as a result, our named executive officers received bonus payments and equity-based awards for 2024, as further described in “Major
Elements of Executive Compensation.” The Compensation Committee’s active oversight of payouts under our annual short-
term incentive program and awards under our long-term incentive program to executives, the discretionary nature of the
Team Member bonuses, and the weighing of financial and individual performance factors means there may not be any direct correlation between any particular action by a Team Member and the Team Member’s receipt of a bonus. In addition, all
Team Members eligible to receive bonuses are subject to our Forfeiture of Improperly Received Compensation Policy, and
our executive officers are also subject to our Clawback Policy.

24	LAS VEGAS SANDS 2025 Proxy Statement

STOCKHOLDER COMMUNICATIONS WITH THE BOARD
Stockholders and interested parties who wish to contact our Board, the Chairman of the Board, the presiding non-
management director of executive sessions or any individual director are invited to do so by writing to:
Board of Las Vegas Sands Corp.
c/o Corporate Secretary
5420 S. Durango Drive
Las Vegas, Nevada 89113
Complaints and concerns relating to our accounting, internal control over financial reporting or auditing matters should be communicated to the Audit Committee using the procedures described below. All other stockholder and other communications addressed to our Board will be referred to our presiding non-management director of executive sessions and tracked by the Corporate Secretary. Stockholder and other communications addressed to a particular director will be referred to that director.
STOCKHOLDER COMMUNICATIONS WITH THE AUDIT COMMITTEE
Complaints and concerns relating to our accounting, internal control over financial reporting or auditing matters should be communicated to the Audit Committee, which consists solely of non-employee directors. Any such communication may be anonymous and may be reported to the Audit Committee through the Office of the General Counsel by writing to:
Las Vegas Sands Corp.
c/o Audit Committee of the Board of Directors
5420 S. Durango Drive
Las Vegas, Nevada 89113
Attention: Office of the General Counsel
All communications will be reviewed under Audit Committee direction and oversight by the Office of the General Counsel, the Audit Services Group, which performs the Company’s internal audit function, or such other persons as the Audit
Committee determines to be appropriate. Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as warranted in the judgment of the Audit Committee. The Office of the General Counsel will prepare a periodic summary report of all such communications for the Audit Committee.

LAS VEGAS SANDS 2025 Proxy Statement	25

EXECUTIVE OFFICERS
This section contains certain information about our current executive officers, including their names and ages (as of the mailing of these proxy materials), positions held and periods during which they have held such positions. There are no arrangements or understandings between our officers and any other person pursuant to which they were selected as officers.

NAME	AGE	TITLE

Robert G. Goldstein	69	Chairman and Chief Executive Officer

Patrick Dumont	50	President and Chief Operating Officer

Randy Hyzak	55	Executive Vice President and Chief Financial Officer

D. Zachary Hudson	45	Executive Vice President, Global General Counsel and Secretary

For background information on Mr. Goldstein and Mr. Dumont, please refer to “Board of Directors Nominees.”
Mr. Hyzak has been our Company’s Executive Vice President and Chief Financial Officer since January 26, 2021 and was our Senior Vice President and Chief Accounting Officer since March 2016, when he joined the Company. Prior to joining our
Company, Mr. Hyzak served as vice president and chief accounting officer at Freescale Semiconductor, Inc., a global semiconductor company, from February 2009 to March 2016, and served in other finance and accounting leadership capacities there, including as corporate controller. Prior to joining Freescale in February 2005, Mr. Hyzak was a senior manager with the public accounting firm Ernst & Young LLP where he primarily served large global Fortune 500 clients working in its assurance and advisory services practice from 1994 through early 2005.
Mr. Hudson has been our Company’s Executive Vice President, Global General Counsel and Secretary since September
2019. Prior to joining our Company, Mr. Hudson served as executive vice president, general counsel and corporate secretary for Afiniti, an applied artificial intelligence company, from April 2016 through September 2019, and was an associate and then counsel at Bancroft PLLC, a law firm, from November 2011 to April 2016. Mr. Hudson served as a law clerk to U.S. Supreme Court Chief Justice John Roberts from 2010 to 2011 and to Justice Brett Kavanaugh in the U.S. Court
of Appeals for the D.C. Circuit from 2009 to 2010. Prior to attending law school, Mr. Hudson served in the United States
Navy, on the USS Santa Fe, as Lieutenant – Assistant Engineer.

26	LAS VEGAS SANDS 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
The following discussion and analysis contains statements regarding Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.
This discussion supplements the more detailed information concerning executive compensation in the tables and narrative discussion that follow under “Executive Compensation and Other Information.” This Compensation Discussion and Analysis
section discusses our compensation philosophy and objectives and the compensation policies and programs for the following individuals who are referred to as our “named executive officers” for 2024:

■	■	■	■

ROBERT G. GOLDSTEIN	PATRICK DUMONT	RANDY HYZAK	D. ZACHARY HUDSON
Chairman and Chief Executive Officer	President and Chief Operating Officer	Executive Vice President and Chief Financial Officer	Executive Vice President, Global General Counsel and Secretary
— 2024 KEY ACCOMPLISHMENTS & FINANCIAL RESULTS
The recoveries in travel to Singapore and Macao, which began in 2022 and 2023, respectively, continued their positive momentum in 2024. Our senior executive team was focused on taking advantage of improving market conditions to grow operating cash flow in both those locations, most notably in Singapore where we delivered another record adjusted property
EBITDA performance. However, 2024 was also a year in which our senior leadership team was heavily focused on executing objectives we believe form the foundations for the next phase of multi-year growth in our primary markets of
Macao and Singapore. Delivery of our capital investment programs in both locations entered pivotal phases in 2024 and we also finalized a supplemental agreement with the government in Singapore that optimizes the scope of our expansion project at MBS in Singapore, adjacent to the existing Marina Bay Sands. While the opportunities to invest and grow in the jurisdictions where we already operate were front and center, we continued to enthusiastically pursue opportunities to invest in new jurisdictions. We continued to focus on managing our balance sheet effectively and executing programs to return capital to stockholders.
The key operational and strategic objectives our senior executives accomplished in 2024 included the following:
•Executed significant capital projects in our Macao asset base and developed a platform for future growth
Our executives were heavily engaged in the execution of almost $880 million of capital expenditure at our portfolio of assets in Macao throughout 2024. Much of the management focus related to preparing and executing a new
$1.20 billion phase of work at The Londoner Macao, which took place throughout 2024 and will continue through the first half of 2025. These works included the refurbishment of the former Pacifica casino floor underneath The Londoner
Grand and the introduction of the initial phases of accommodation in what will become 2,405 luxurious suites and rooms across two room towers, by the middle of 2025. The Company also executed a complete refurbishment of the 14,000-
seat Venetian Arena, including the addition of new premium and VIP amenities.
•Delivered growth in our Macao operations
Our Macao operations improved year-over-year as our executive team focused on the most appropriate responses to a highly competitive operating environment, and minimized the financial impact of significant ongoing construction due to renovations associated with the Venetian Arena and the transition of the Sheraton towers to the Londoner Grand at The
Londoner Macao. The depth of our executive team’s gaming experience was critical to the delivery of growth in Macao, in the face of these challenges.
•Delivered another record performance at Marina Bay Sands in Singapore
Our adjusted property EBITDA at MBS increased 10% year-over-year to reach $2.05 billion for the year ended
December 31, 2024, the highest annual adjusted property EBITDA in the history of our Singapore operations.
Embedded within that were a series of records and financial milestones throughout the mass gaming and non-gaming operations of MBS with strong execution across the business. The achievement of another set of record results was made more challenging by major renovation works at the property that were ongoing throughout the year and required considerable planning, preparation and adaptation to negate any disruptive impact to the business.

LAS VEGAS SANDS 2025 Proxy Statement	27

COMPENSATION DISCUSSION AND ANALYSIS

•Completed the first phase of a substantial renovation of MBS
Our executives were heavily engaged in the execution of almost $650 million of capital expenditure at MBS throughout
2024, delivering significantly enhanced world-class suite product completed across Towers 1 & 2 and on-going renovations across Tower 3, as well as elevated service levels and hospitality experiences, and new premium gaming offerings. The introduction of these new experiences was achieved without disruption to the business, while simultaneously moving forward plans for a subsequent MBS investment phase, ongoing in 2025.
•Concluded a second supplemental development agreement for our expansion project at MBS in Singapore
We concluded terms for the second supplemental development agreement with the Singapore government, which represented a critical milestone for us to proceed with executing our enhanced development plans for what is essentially an iconic new resort. We plan to invest approximately $8.0 billion, inclusive of financing fees and interest, consisting of approximately $2.0 billion for land premiums and the purchase of an additional 2,000 square meters of gaming area and approximately $6.0 billion for development, construction and pre-opening costs. For that reason, senior executives’ attention to optimizing the planning and execution of this agreement was a critical component of their focus in 2024.
•Focused on capital allocation and our program to return capital to stockholders
Our executive team is continually engaged in evaluating our balance sheet and funding needs and the highest and best use of our capital. While retaining our commitment to an investment grade balance sheet, in 2024 we utilized
$1.75 billion for common stock repurchases and $590 million for dividend payments related to our stockholder return of capital program. We also funded $500 million to purchase common stock of SCL, a portion of which was completed in early January 2025, to increase our equity ownership in SCL.
The Company’s 2024 financial performance results included:

$11.30B	Net Revenue	$1.75B	Net Income	$2.34B	Capital Returned to Stockholders	$4.38B	Adjusted Property EBITDA(1)

(1)Refer to Annex A, which includes a reconciliation of non-GAAP adjusted property EBITDA to net income.

28	LAS VEGAS SANDS 2025 Proxy Statement

— COMPENSATION BEST PRACTICES
Our executive compensation program reflects many best practices:

WHAT WE DO		WHAT WE DON’T DO

✓	Provide the opportunity for stockholders to vote on the advisory “say-on-pay” proposal on an annual basis	No supplemental executive retirement plans

✓	Maintain clawback policies for our cash and equity incentive awards	No guaranteed bonuses

✓	Utilize short-term and long-term performance- based incentives	No repricing of stock options

✓	Fully disclose our incentive plan performance measures	No “golden parachute” excise tax gross ups

✓	Align our executive compensation structure with the interests of our stockholders	No “single-trigger” vesting or benefits solely upon the occurrence of a change in control

✓	Provide for a majority of executive compensation that is at-risk and tied to the Company’s performance	Provide for annual equity compensation for executive officers that does not have a performance-based element

✓	Retain an independent executive compensation consultant

✓	Include ESG metrics in our performance-based compensation

LAS VEGAS SANDS 2025 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

— OUR EXECUTIVE COMPENSATION PROGRAM
Objectives of Our Executive Compensation Program
We design our executive compensation program to drive the creation of long-term stockholder value. We do this by tying compensation to the achievement of performance goals that promote creation of stockholder value and by designing compensation to attract and retain high-caliber executives in a competitive market for talent.
Our executive compensation program is overseen by the Compensation Committee, which has developed the program to accomplish the following primary objectives:
•Attract and retain key executive talent to support our strategic growth priorities and culture
•Maximize long-term stockholder value through alignment of the compensation and interests of the executive officers with those of our stockholders, including by granting equity-based compensation in the form of restricted stock units and stock options that incentivize growing our business in ways that drive stock price appreciation over the long term
•Reward the executive officers by aligning their compensation with the achievement of our financial and strategic objectives
•Promote good corporate citizenship in our executive officers
Annual Compensation Mix under 2024 Employment Agreements
84%
AT RISK
79%
AT RISK
Long-Term
Incentive
The above annual compensation mix is based on the employment agreement in effect during the 2024 fiscal year for each
Base
Salary
Short-Term
Incentive
Base
Salary
Short-Term
Incentive
Long-Term
Incentive
named executive officer. Refer to “Executive Compensation and Other Benefits — 2024 Employment Agreements” for more information.
The above reflects the following:
•“Short-Term Incentive” reflects an annual cash bonus opportunity and “Long-Term Incentive” reflects an annual restricted stock unit award opportunity
•The mix assumes “at target” achievement of goals
•The mix excludes benefits such as security, personal aircraft usage and health coverage
The amounts represented above are the contractual annual amounts pursuant to the employment agreements. Actual amounts earned may differ for the year.
The principal components of annual compensation and their key objectives for our named executive officers are set forth below and are described in more detail under “Major Elements of Named Executive Officer Compensation”:
•base salary
•short-term incentives (annual cash bonus)
•long-term incentives (annual equity awards)
•personal benefits

30	LAS VEGAS SANDS 2025 Proxy Statement

The Process of Setting Executive Compensation
We have entered into employment agreements with Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson. These
employment agreements provide the overall framework for the annual compensation for our named executive officers, including base salary, target cash bonus amounts and target equity-based awards. The Compensation Committee approved the compensation packages for Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson at the time we entered into their respective employment agreements, and (as applicable) any amendments thereto, and approve all bonuses and equity awards granted during the terms of these agreements.
The Compensation Committee believes the majority of the compensation for named executive officers should be at risk and tied to a combination of short-term Company performance and long-term stockholder value creation. As indicated above,
84% and 79% of the compensation of Mr. Goldstein and our other named executive officers for 2024, respectively, varies with short-term and long-term Company performance. In establishing a mix of fixed and variable compensation, the
Compensation Committee seeks to maintain its goal of making the majority of compensation tied to performance, while also affording compensation opportunities that, in success, would be competitive with alternatives available to the executive.
The Compensation Committee believes at-risk compensation provides our named executive officers with clear objectives to meet annual financial targets, which will in turn enable the Company to continue the historical execution of our strategic objectives of growing our operations by continued investment in our Integrated Resort properties, pursuit of new development opportunities globally and increasing returns to stockholders. The Compensation Committee also believes that the Company’s executive compensation program aligns the equity component of compensation to the creation of long-term stockholder value. Specifically, the Compensation Committee believes that granting long-term incentives in the form of restricted stock units annually and, from time to time, special grants (primarily in connection with the entry into new or amended employment agreements), incentivizes management to continue to grow our business in ways that drive stockholder returns over the long term and are aligned to our global financial and operational execution with targets (as established annually by the Compensation Committee).
In establishing the compensation for all named executive officers, other than the CEO, the Compensation Committee also considers the recommendations and input of the CEO. The CEO performs annual performance reviews of the other named executive officers and makes recommendations to the Compensation Committee, which the Compensation Committee considers in making its compensation decisions.
— MAJOR ELEMENTS OF NAMED EXECUTIVE OFFICER COMPENSATION
The major elements of compensation for our named executive officers and details regarding how each component was determined in 2024 are described below.
Base Salary
Base salary levels for our named executive officers are set forth in their respective employment agreements and reflect each named executive officer’s job responsibilities and provides competitive fixed pay to balance performance-based compensation. The base salary amounts were determined at the time we entered into (or, as applicable, amended) the various employment agreements, based on each individual’s professional experience and scope of responsibilities within our organization, compensation levels for others holding similar positions in other organizations and compensation levels for senior executives at the Company.
Short-Term Incentives (Annual Cash Bonus)
Our named executive officers are eligible for short-term performance-based cash incentives under their employment agreements, subject to the Company’s Executive Cash Incentive Plan (which establishes a program of short-term incentive compensation awards for executive officers and other key executives that is directly related to our performance results). The short-term incentives are structured to align to our global financial and operational execution with targets established annually by the Compensation Committee, which take into consideration the annual budget approved by the Board and which are designed to encourage the continuation of our investment and development initiatives and increase stockholder returns.
For more information about short-term incentive awards for our named executive officers, refer to“Executive Compensation and Other Information — 2024 Employment Agreements.”
Long-Term Incentives (Annual Equity Awards)
Our named executive officers are eligible for long-term performance-based equity incentives under their respective employment agreements, subject to the Company’s Amended and Restated 2004 Equity Award Plan (which is administered by the Compensation Committee and was created to allow us to attract, retain and motivate Team Members in order to enable us to provide incentives directly related to increases in our stockholder value).

LAS VEGAS SANDS 2025 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

The employment agreements for Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson provide for annual grants of equity incentive awards in the form of restricted stock units subject to meeting performance criteria set by the Compensation
Committee. The Compensation Committee believes that providing such long-term equity incentives:
•aligns our executive officers’ long-term interest with those of our stockholders by incentivizing management to continue to grow our business in ways that drive stock price appreciation over the long term
•ensures focus on building and sustaining stockholder value
•aligns to our global financial and operational execution with targets established annually by the Compensation
Committee, taking into consideration the annual budget approved by the Board
•promotes retention of our executive officers
Additionally, from time to time in its discretion, the Compensation Committee may also approve special equity grants in connection with the entry into new or amended employment agreements or in response to extraordinary corporate events.
For more information about long-term incentives, refer to “Executive Compensation Related Policies and Practices — Grant
Practices for Stock Options, Restricted Stock and Restricted Stock Units” and “Executive Compensation and Other
Information — 2024 Employment Agreements.”
Personal Benefits
We provide all of our eligible Team Members with personal benefits so that they can efficiently and effectively focus on performing their duties and responsibilities for the Company, which include:
•healthcare: medical/prescription, dental, vision, short-term disability, life and accidental death and disability insurance options at no premium cost; group healthcare insurance; and other support for both physical and mental health, such as a free Employee Assistance Program for employees and their household, which provides information regarding nutrition, disease management, stress reduction and injury prevention
•retirement benefits: all eligible employees are able to participate in retirement planning schemes, which may include contributions from the employer, as well as the employee
•subsidized child care programs
•on-site provision of meals for employees
•training and development: through Sands Academy, our global training and development platform, we provide courses, learning tools, coaching opportunities and one-on-one consulting to help employees fulfill their potential, as well as provide tuition reimbursement
In addition to the health, welfare and retirement programs generally available to all of our eligible Team Members, we provide our named executive officers with certain other personal benefits, each of which the Compensation Committee believes are reasonable and in the best interest of the Company and our stockholders, including:
•participating in a supplemental medical expense reimbursement program (in which other members of senior management—but not all Team Members—also participate)
•utilization of Company personnel, facilities and services on a limited basis, subject to the receipt of appropriate approvals and reimbursement to the Company
•use of Company-owned aircraft for business and personal travel, subject to appropriate approvals and treatment of such expenses as income
We also pay for the cost of security services for Mr. Goldstein and Mr. Dumont. These security measures are provided for the benefit of the Company and based on the advice of an independent security consultant. We do not consider such security costs to be personal benefits since these costs arise from the nature of Mr. Goldstein and Mr. Dumont’s roles within the Company. However, the SEC rules require security costs to be reported as personal benefits. In connection with the aforementioned security concerns, Mr. Goldstein and his spouse, and Mr. Dumont and his immediate family members, utilize
Company-owned or -managed aircraft for personal travel (as described herein). Mr. Goldstein and Mr. Dumont recognize taxable income for any personal aircraft usage by Mr. Goldstein or his spouse, and by Mr. Dumont and his immediate family, respectively, for which each receives a tax reimbursement from the Company for such personal aircraft usage.
Refer to “Executive Compensation and Other Information — 2024 Employment Agreements” for additional details on eligible perquisites for each of our named executive officers under their respective employment agreements, and “Executive
Compensation and Other Information — All Other Compensation” for the cost of providing such perquisites during 2024.

32	LAS VEGAS SANDS 2025 Proxy Statement

2024 Executive Compensation Performance Criteria
As described above in “The Process of Setting Executive Compensation,” each of our named executive officers has an employment agreement with the Company that provides the overall framework for his annual compensation whereby the
Compensation Committee predetermines specific Company performance criteria for an applicable year in order to establish the range of potential annual short-term cash incentives subject to the Company’s Executive Cash Incentive Plan (which establishes a program of short-term incentive compensation awards for executive officers and other key executives that is directly related to our performance results) and long-term equity incentives. Each of our named executive officers is eligible to receive a short-term cash and long-term equity incentive award based on a target, which is a certain percentage of each executive’s base salary (refer to “Executive Compensation and Other Information — 2024 Employment Agreements” for the
applicable percentage for each executive officer), subject to the achievement of the specific Company performance criteria
(the “Target”) established by the Compensation Committee. Depending on the level of achievement of the specific Company performance criteria, the short-term cash and long-term equity awards are payable at between 85% and 115% of Target, although if achievement of the specific Company performance criteria is below 85%, the short-term cash and long-term equity incentives would not be awarded for the applicable year.
In determining the 2024 Company performance criteria for the short-term cash and long-term equity incentives, the
Compensation Committee’s goal was to set aggressive objectives based on its review of the annual budget information provided by management and approved by the Board. The Compensation Committee also took into consideration the
Board’s discussions with our named executive officers and management about the assumptions underlying the 2024 budget and the Company’s operating and development plans for 2024. The Compensation Committee believes the achievement of the 2024 performance criteria required Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson to perform at a high level to achieve or exceed the Target.
The Compensation Committee determined the 2024 performance criteria to be based on the Company’s adjusted property
EBITDA for the year ended December 31, 2024. We utilize adjusted property EBITDA to measure the operating performance of our properties compared to those of our competitors. This metric establishes our ability to pay dividends, support the continued investment in our existing properties and future development projects, and our ability to return capital to stockholders through our share repurchase program.
For purposes of determining 2024 performance, the Compensation Committee adjusted the adjusted property EBITDA to reduce it for 2024 corporate expense, add back the Management Incentive Program (described below) bonus expense for
2024 and eliminate favorable foreign exchange impact (“Adjusted Property EBITDA”).
The Compensation Committee established the Target for the 2024 performance criteria to be achievement of Adjusted
Property EBITDA of $4.63 billion for the year ended December 31, 2024, with straight line interpolation being used to determine awards ranging from 85% to 115%, and with achievement below 85% resulting in no short-term or long-term equity incentives being awarded for 2024. The final 2024 performance criteria approved by the Compensation Committee was Adjusted Property EBITDA of $4.19 billion for 2024, which was above the threshold but below the Target, resulting in achievement for the named executive officers of 91%.
Additionally, for 2024, the Compensation Committee included an ESG adjustment factor whereby if at least three out of four of the below metrics were met, the annual short-term cash and long-term equity incentives would be paid at the level earned pursuant to the Company’s performance against the 2024 performance criteria discussed above, and if less than three of the below metrics were met, the annual short-term cash and long-term equity incentives would be adjusted to 90% of the level earned pursuant to the Company’s performance against the 2024 performance criteria discussed above.

LAS VEGAS SANDS 2025 Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

For 2024, the Compensation Committee set the ESG metrics, with the Nominating and Government Committee assessing and certifying achievement, as follows:

ESG METRICS:
TARGET	RATIONALE	NOMINATING AND GOVERNANCE COMMITTEE DETERMINATION OF ACHIEVEMENT	ACHIEVEMENT DETAILS

Recognition of LVS or its subsidiaries on at least six global, regional or national ESG related indices or listings	Objective measure of the standard to which our ESG program is performing.	Achieved
In 2024, we or our subsidiaries were
recognized in or awarded 20+ ESG
related indices, listings or awards,
including DJSI World, DJSI North
America, DJSI Asia Pacific, FTSE4Good,
ISS Prime and Newsweek America’s Most
Responsible Companies

Demonstration of progress in decreasing carbon emissions in line with five-year target in 2021—2025 period	Carbon emission decrease is one of the Company’s critical environmental targets.	Achieved	We achieved a greenhouse gas emission reduction of 50% from the baseline year, which is ahead of the five-year target

Continued execution of best- in-class compliance, responsible gaming and human trafficking prevention programs	Long-term investment in areas which are critical to the responsible operation of our business and to the communities in which we operate.	Achieved
In 2024, we expanded the global Choose
Integrity Campaign with 16 additional
videos to reinforce principles of business
conduct
Sands Macao achieved responsible
gaming accreditation. All Sands properties
hold current responsible gaming
accreditations
We completed an Anti-Human Trafficking
and Modern Slavery review and published
a Modern Slavery Statement

Demonstration of gender diversity progress toward ultimate target established for 2025	Gender diversity is one of the Company’s key global initiatives to drive strategic and operational innovation.	Not Achieved	─

3 out of 4 ESG metrics achieved for an
achievement factor of 100%
EBITDA Target
achieved at 91%
1/4 or 2/4
criteria met = 90%
3/4 or 4/4
criteria met = 100%
91%
of
target
Performance Criteria
ESG Adjustment
Percentage
Total Award
Short- and long-term incentives awarded at 91% of target

34	LAS VEGAS SANDS 2025 Proxy Statement

2024 Employment Agreements
Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson are employed pursuant to multi-year employment agreements that reflect the individual negotiations with each of them. We use multi-year employment agreements to foster retention and succession planning, to be competitive and to protect the business with restrictive covenants, such as non-competition, non-
solicitation and confidentiality provisions. The employment agreements provide for severance pay in the event of the involuntary termination of the executive’s employment without cause (or, where applicable, termination for good reason), which allows these executives to remain focused on the Company’s interests and, where applicable, serves as consideration for the restrictive covenants in their employment agreements.
In approving each of Mr. Goldstein’s, Mr. Dumont’s, Mr. Hyzak’s and Mr. Hudson’s employment agreements (or, as applicable, amendments to the employment agreements), the Compensation Committee took into account the following factors:
•For Mr. Goldstein, the Compensation Committee considered factors including Mr. Goldstein’s position as the Company’s
CEO, his tenure at the Company, his business experience and knowledge of the Company’s industry, as well as recommendations and advice from Korn Ferry (the Compensation Committee’s independent compensation consultant), and, based on these factors and discussions with Korn Ferry, the Compensation Committee determined that the terms of Mr. Goldstein’s employment agreement were fair to the Company
•For Mr. Dumont, the Compensation Committee considered factors including Mr. Dumont’s position as the Company’s
President and Chief Operating Officer, his tenure at the Company, his business experience and knowledge of the
Company’s industry, as well as recommendations and advice from Korn Ferry, and, based on these factors and discussions with Korn Ferry, the Compensation Committee determined that the terms of Mr. Dumont’s employment agreement were fair to the Company
•For Mr. Hyzak, the Compensation Committee considered factors including Mr. Hyzak’s finance background and experience with the Company, as well as recommendations and advice from Korn Ferry, when approving his amended employment agreement, and, based on these factors and discussions with Korn Ferry, the Compensation Committee determined that the terms of Mr. Hyzak’s employment agreement were fair to the Company
•For Mr. Hudson, the Compensation Committee considered factors including Mr. Hudson’s extensive legal background and experience, as well as recommendations and advice from Korn Ferry, when approving his second amended employment agreement, and, based on these factors and discussions with Korn Ferry, the Compensation Committee determined that the terms of Mr. Hudson’s employment agreement were fair to the Company

LAS VEGAS SANDS 2025 Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

Employment agreement terms and compensation for our executive officers in effect for 2024 are summarized as follows:

MR. GOLDSTEIN

Employment Agreement Term	•Effective as of January 26, 2021 •Terminates on March 1, 2026

Base Salary	Mr. Goldstein’s base salary is $3,000,000, pursuant to his employment agreement.

Short-Term Incentive
Under his employment agreement, Mr. Goldstein has a target bonus opportunity of 200% of his base salary, or $6,000,000, subject to his achievement of performance criteria established by the
Compensation Committee.
The bonus is payable at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115% of target if the performance criteria are achieved at the maximum payout level. The actual bonus payout is determined by the Compensation Committee.
In 2024, the total award criteria were certified at 91% (subject to an ESG adjustment factor, which was certified at 100%), and as a result, Mr. Goldstein received a bonus of $5.46 million, paid in
January 2025. Refer to “2024 Executive Compensation Performance Criteria.”

Long-Term Incentive
Under his employment agreement, Mr. Goldstein has a target annual equity award opportunity equal to 325% of his base salary, or $9,750,000, subject to his achievement of performance criteria established by the Compensation Committee. The annual equity award will be granted at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115%
of target if the performance criteria are achieved at the maximum payout level. The annual equity award will be paid in the form of RSUs that will vest ratably on each of the first three anniversaries of the grant date, subject to his continued employment as of the applicable vesting date.
The total award criteria for the 2024 RSU award were certified at 91% (subject to an ESG adjustment factor, which was certified at 100%), and as a result, Mr. Goldstein received an RSU award of $8.87 million, granted on February 3, 2025. Refer to “2024 Executive Compensation Performance Criteria.”
On April 26, 2021, Mr. Goldstein received a one-time initial award of 150,000 restricted stock units
(“RSUs") in connection with his employment agreement. These initial RSUs vested ratably on each of the first three anniversaries of the grant date, subject to his continued employment as of the applicable vesting date. On December 3, 2021, Mr. Goldstein received options to purchase 2,000,000 shares of our Common Stock that vested annually over three years, subject to the satisfaction of certain performance objectives by December 31, 2022, which the Compensation Committee certified as of December 31, 2022. The continued vesting of these options was subject to Mr. Goldstein’s continued employment with the Company.

Personal Benefits*
Mr. Goldstein is entitled to:
•Security services and utilization of Company-owned jet aircraft for business and personal purposes for the benefit of the Company at the Company’s expense, and pursuant to the advice of an independent security consultant and the approval of the Compensation Committee.
•At his election, first class travel on commercial airlines for all business trips and first class hotel accommodations.
•An income tax gross up for the foregoing benefits if they are determined to be taxable income to him.
•The personal use of Company personnel, facilities and services on a limited basis and subject to the receipt of appropriate approvals. Mr. Goldstein is required to reimburse the Company in full for these services.
Mr. Goldstein participates in a group supplemental medical insurance program available to certain of our senior officers.

36	LAS VEGAS SANDS 2025 Proxy Statement

MR. DUMONT

Employment Agreement Term	•Effective as of January 26, 2021 •Terminates on March 1, 2026

Base Salary	Mr. Dumont’s base salary is $2,500,000, pursuant to his employment agreement.

Short-Term Incentive
Under his employment agreement, Mr. Dumont has a target bonus opportunity of 200% of his base salary, or $5,000,000, subject to his achievement of performance criteria established by the
Compensation Committee.
The bonus is payable at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115% of target if the performance criteria are achieved at the maximum payout level. The actual bonus payout is determined by the Compensation Committee after consultation with the Company’s CEO.
In 2024, the total award criteria were certified at 91% (subject to an ESG adjustment factor, which was certified at 100%), and as a result, Mr. Dumont received a bonus of $4.55 million, paid in January
2025. Refer to “2024 Executive Compensation Performance Criteria.”

Long-Term Incentive
Under his employment agreement, Mr. Dumont has a target annual equity award opportunity equal to
200% of his base salary, or $5,000,000, subject to his achievement of performance criteria established by the Compensation Committee. The annual equity award will be granted at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115%
of target if the performance criteria are achieved at the maximum payout level. The annual equity award will be paid in the form of RSUs that will vest ratably on each of the first three anniversaries of the grant date, subject to his continued employment as of the applicable vesting date.
The total award criteria for the 2024 RSU award were certified at 91% (subject to an ESG adjustment factor, which was certified at 100%), and as a result, Mr. Dumont received an RSU award of $4.55 million, granted on February 3, 2025. Refer to “2024 Executive Compensation Performance Criteria.”
On April 26, 2021, Mr. Dumont received a one-time initial award of RSUs in an amount equal to 200%
of his base salary, or $5,000,000, in connection with his employment agreement. These initial RSUs vested ratably on each of the first three anniversaries of the grant date, subject to his continued
employment as of the applicable vesting date. On December 3, 2021, Mr. Dumont received options to purchase 1,500,000 shares of our Common Stock that vested annually over three years, subject to the satisfaction of certain performance objectives by December 31, 2022, which the Compensation
Committee certified as of December 31, 2022. The continued vesting of these options was subject to
Mr. Dumont’s continued employment with the Company.

Personal Benefits*
Mr. Dumont is entitled to:
•Security services and utilization of Company-owned jet aircraft for business and personal purposes, for the benefit of the Company at the Company’s expense, and pursuant to the advice of an independent security consultant and the approval of the Compensation Committee.
•At his election, first class travel on commercial airlines for all business trips and first class hotel accommodations.
•An income tax gross up for the foregoing benefits if they are determined to be taxable income to him.
•The personal use of Company personnel, facilities and services on a limited basis and subject to the receipt of appropriate approvals. Mr. Dumont is required to reimburse the Company in full for these services.
Mr. Dumont participates in a group supplemental medical insurance program available to certain of our senior officers.

LAS VEGAS SANDS 2025 Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

MR. HYZAK

Employment Agreement Term	•Originally effective as of January 26, 2021 • Amended effective as of January 1, 2024 •Terminates on December 31, 2029

Base Salary	Mr. Hyzak’s base salary is $1,200,000, pursuant to his amended employment agreement.

Short-Term Incentive
Under his amended employment agreement, Mr. Hyzak has a target bonus opportunity of 150% of his base salary, or $1,800,000, subject to his achievement of performance criteria recommended by the
CEO and established by the Compensation Committee.
The bonus is payable at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115% of target if the performance criteria are achieved at the maximum payout level. The actual bonus payout is determined by the Compensation Committee after consultation with the Company’s CEO.
In 2024, the total award criteria were certified at 91% (subject to an ESG adjustment factor, which was certified at 100%), and as a result, Mr. Hyzak received a bonus of $1.64 million, paid in January
2025. See “2024 Executive Compensation Performance Criteria.”

Long-Term Incentive
Under his amended employment agreement, Mr. Hyzak has a target annual equity award opportunity equal to 175% of his base salary, or $2,100,000, subject to his achievement of performance criteria established by the Compensation Committee. The annual equity award will be granted at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115%
of target if the performance criteria are achieved at the maximum payout level. The annual equity award will be paid in the form of RSUs that will vest ratably on each of the first three anniversaries of the grant date, subject to his continued employment as of the applicable vesting date.
The total award criteria for the 2024 RSU award were certified at 91% (subject to an ESG adjustment factor, which was certified at 100%), and as a result, Mr. Hyzak received an RSU award of $1.91 million, granted on February 3, 2025. Refer to “2024 Executive Compensation Performance Criteria.”
On April 26, 2021, Mr. Hyzak received a one-time initial award of RSUs in an amount equal to 125%
of his base salary, or $1,500,000, in connection with his original employment agreement. These initial
RSUs vested ratably on each of the first three anniversaries of the grant date, subject to his continued employment as of the applicable vesting date. On December 3, 2021, Mr. Hyzak received options to purchase 500,000 shares of our Common Stock that vested annually over three years, subject to the satisfaction of certain performance objectives by December 31, 2022, which the
Compensation Committee certified as of December 31, 2022. The vesting of these options was subject to Mr. Hyzak’s continued employment with the Company.

Personal Benefits*
Mr. Hyzak is entitled to:
•The personal use of Company personnel, facilities and services on a limited basis and subject to the receipt of appropriate approvals. Mr. Hyzak is required to reimburse the Company in full for these services, other than for utilization of Company-owned jet aircraft for personal purposes, which constitutes taxable income to Mr. Hyzak.
Mr. Hyzak participates in a group supplemental medical insurance program available to certain of our senior officers.

38	LAS VEGAS SANDS 2025 Proxy Statement

MR. HUDSON

Employment Agreement Term	•Originally effective as of September 30, 2019 •First amendment effective as of March 1, 2021 •Second amendment effective as of January 1, 2024 •Terminates on December 31, 2029

Base Salary	Mr. Hudson’s base salary is $1,300,000, pursuant to his second amended employment agreement.

Short-Term Incentive
Under his second amended employment agreement, Mr. Hudson has a target bonus opportunity of
175% of his base salary, or $2,275,000, subject to his achievement of performance criteria recommended by the CEO and established by the Compensation Committee.
The bonus is payable at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115% of target if the performance criteria are achieved at the maximum payout level. The actual bonus payout is determined by the Compensation Committee after consultation with the Company’s CEO.
In 2024, the total award criteria were certified at 91% (subject to an ESG adjustment factor, which was certified at 100%), and as a result, Mr. Hudson received a bonus of $2.07 million, paid in January
2025. Refer to “2024 Executive Compensation Performance Criteria.”

Long-Term Incentive
Under his second amended employment agreement, Mr. Hudson has a target annual equity award opportunity equal to 200% of his base salary, or $2,600,000, subject to his achievement of performance criteria established by the Compensation Committee. The annual equity award will be granted at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115% of target if the performance criteria are achieved at the maximum payout level.
The annual equity award will be paid in the form of RSUs that will vest ratably on each of the first three anniversaries of the grant date, subject to his continued employment as of the applicable vesting date.
The total award criteria for the 2024 RSU award were certified at 91% (subject to an ESG adjustment factor, which was certified at 100%), and as a result, Mr. Hudson received an RSU award of $2.37 million, granted on February 3, 2025. Refer to “2024 Executive Compensation Performance Criteria.”
On April 26, 2021, Mr. Hudson received a one-time initial award of RSUs in an amount equal to 125%
of his base salary in effect at the time, or $1,375,000, in connection with his employment agreement.
These initial RSUs vested ratably on each of the first three anniversaries of the grant date, subject to his continued employment as of the applicable vesting date. On December 3, 2021, Mr. Hudson received options to purchase 500,000 shares of our Common Stock that vested annually over three years, subject to the satisfaction of certain performance objectives by December 31, 2022, which the
Compensation Committee certified as of December 31, 2022. The vesting of these options was subject to Mr. Hudson’s continued employment with the Company.
On December 23, 2023, Mr. Hudson received options (the "Second Amendment Option Grant") to purchase 510,157 shares of our Common Stock that will vest on December 31, 2029, subject to his continued employment as of the vesting date.

Personal Benefits*
Mr. Hudson is entitled to:
•The personal use of Company personnel, facilities and services on a limited basis and subject to the receipt of appropriate approvals. Mr. Hudson is required to reimburse the Company in full for these services, other than for utilization of Company-owned jet aircraft for personal purposes, which constitutes taxable income to Mr. Hudson.
Mr. Hudson participates in a group supplemental medical insurance program available to certain of our senior officers.

*Personal Benefits:
•The Compensation Committee believes providing these benefits to our executives is appropriate as it facilitates our executives’ performance of their duties.
•For more information, refer to “All Other Compensation for 2024” table under “Executive Compensation and
Other Information.”

LAS VEGAS SANDS 2025 Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

2025 Goldstein Amended Employment Agreement
On March 5, 2025, the Company entered into a First Amendment to Employment Agreement with Mr. Goldstein (the
“Amendment”), which provides that, subject to Mr. Goldstein’s continued employment with us through March 1, 2026 and his execution of a release, Mr. Goldstein will transition to the role of senior advisor on March 1, 2026 and provide consulting services to the Company for a period of two years commencing on March 1, 2026. During the consulting term, Mr. Goldstein will receive annual consulting fees and benefits provided under the Amendment. Refer to “Executive Compensation and
Other Information — Potential Payments Upon Termination or Change in Control” for additional details on the Amendment.
Change in Control and Termination Payments
The employment agreements with Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson provide for payments and the continuation of benefits upon certain terminations of employment, including, for Mr. Goldstein, Mr. Dumont and Mr. Hyzak, upon certain terminations of employment within two years following a change in control of the Company. In addition, the employment agreements with Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson include restrictive covenants relating to future employment. The Compensation Committee believes that eligibility to receive post-termination payments provides important retention incentives during what can be an uncertain time for executives. The eligibility to receive such payments also provides executives with additional monetary motivation to focus on and complete a transaction that our Board believes is in the best interests of our stockholders rather than to seek new employment opportunities.
Under their employment agreements, if any payments to our named executive officers are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (the “Code”), the payments that are considered to be “parachute payments”
will be limited to the greatest amount that can be paid without causing any excise tax to be applied to the executive or loss of deduction to the Company, but only if, by reason of such reduction, the net after-tax benefit to them (as defined in their employment agreements) exceeds the net after-tax benefit if the reduction were not made.
Our Amended and Restated 2004 Equity Award Plan was originally established in 2004 and amended most recently in 2024.
The purpose of the plan is to provide a means through which the Company may attract able persons to enter and remain in the employ of the Company. The change in control provisions of the plan were designed in furtherance of this goal.
Further information about benefits upon certain terminations of employment (including following a change in control) are described under “Executive Compensation and Other Information — Potential Payments Upon Termination or Change in
Control.”
— TAX AND ACCOUNTING CONSIDERATIONS RELATING TO EXECUTIVE COMPENSATION
Section 162(m) of The Internal Revenue Code
The Compensation Committee takes into account multiple considerations when determining the components of our executive compensation program, including the tax-deductibility of compensation. The Compensation Committee maintains the flexibility to pay non-deductible incentive compensation if it determines that doing so is in the best interest of the
Company and our stockholders.
Section 162(m) of the Code generally limits the tax deductibility of compensation paid to any of our executive officers who are subject to Section 162(m) (our “Covered Employees”), including our named executive officers, to $1 million during any fiscal year. Since 2018, when the most commonly used exception to the $1 million deduction limit, the “performance-based compensation” exception, was eliminated, the compensation paid to our Covered Employees, including our named executive officers, in excess of $1 million is generally nondeductible, whether or not it is performance-based or paid before or after any termination of employment.
— EXECUTIVE COMPENSATION RELATED POLICIES AND PRACTICES
Policies Regarding Stock Ownership and Hedging the Economic Risk of Stock Ownership
We believe the number of shares of our Common Stock owned by each director and executive officer is a personal decision.
We encourage stock ownership, including through the compensation policies applicable to our directors and executive officers. Accordingly, we have not adopted a policy requiring our directors or executive officers to hold a minimum amount of our Common Stock during their employment at the Company, although our non-employee directors are not permitted to sell any restricted stock received from the Company as compensation for their services while they remain on our Board.
Additionally, under our Securities Trading Policy, our executive officers, directors and Team Members are not permitted to hold our Common Stock in a margin account or pledge our Common Stock for a loan, sell our Common Stock short, buy or sell puts, calls or other derivative instruments relating to our Common Stock or enter into hedging or monetization transactions involving our Common Stock. Refer to "Corporate Governance — Securities Trading Policy" for more information.

40	LAS VEGAS SANDS 2025 Proxy Statement

Forfeiture of Improperly Received Compensation Policy
Our Board has adopted a forfeiture of improperly received compensation policy (the “Forfeiture Policy”), which applies to all
Team Members of the Company and its affiliates eligible to receive a bonus, incentive or equity award based in whole or in part on financial performance measures. The Forfeiture Policy applies whenever (1) there is a restatement (as such term is defined in the Forfeiture Policy) that results in a revision to one or more performance measures used to determine an annual bonus or other incentive or equity-based compensation paid or awarded to a Team Member in respect of the period(s) to which the restatement relates (the “relevant period”), (2) the relevant period commenced not more than three years prior to the time at which the need for the restatement is identified, (3) such revision results in a reduction in the amount or value of such bonus or other incentive or equity-based compensation and (4) such restatement is, in whole or in part, caused by the
Team Member’s misconduct (“Misconduct,” as such term is defined in the Forfeiture Policy). Our Board, or a designated committee, may in its discretion require repayment and forfeiture of all or a portion of any bonus or incentive or equity-based compensation awarded to or received or earned by such Team Member in respect of the relevant period, generally to the extent such bonus or incentive or equity-based compensation exceeds the amount that would have been awarded, received or earned based on the revised performance measures. Whether a Team Member has engaged in Misconduct and the amount or value to be repaid and forfeited shall be determined at the sole discretion of our Board or a designated committee.
Clawback Policy
In accordance with the implementation by the SEC of clawback rules promulgated under the Dodd-Frank Act and associated
NYSE listing standards requiring issuers to adopt a policy for the clawback of certain compensation awarded to the issuer’s
Section 16 officers (in the Company’s case, Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson) in the event of certain accounting restatements, the Company has adopted a clawback policy (the “Clawback Policy”) that applies to the
Company’s Section 16 officers. The Clawback Policy provides that in the event of a Restatement (as such term is defined in the Clawback Policy), incentive-based compensation that is granted, earned or vested based wholly or in part upon the attainment of a Financial Reporting Measure (as defined in the Clawback Policy) (“Incentive-Based Compensation”)
received by a person that exceeds the amount of applicable Incentive-Based Compensation that otherwise would have been received by the person had such amount been determined based on the applicable restatement shall be automatically and immediately forfeited. The Clawback Policy applies to all Incentive-Based Compensation received by our current and former
Section 16 officers on or after October 2, 2023, the effective date specified in the NYSE listing standards.
All equity awards, including the annual grants of restricted stock units, made to our named executive officers are subject to the Forfeiture Policy and the Clawback Policy.
Grant Practices for Stock Options, Restricted Stock and Restricted Stock Units
Equity grants under our Amended and Restated 2004 Equity Award Plan are approved by the Compensation Committee or, for certain Team Members who are not directors or executive officers of the Company, approved jointly by our CEO and our
President and Chief Operating Officer pursuant to a specific delegation of authority from the Compensation Committee.
Each member of the Compensation Committee is an independent director and a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. The exercise price of all stock options to purchase shares of our Common Stock is equal to the fair market value of our Common Stock on the grant date.
Our named executive officers are eligible to receive restricted stock units annually under their respective employment agreements. These grants are typically determined and approved by the Compensation Committee at a meeting in January of each year and are granted to our named executive officers shortly thereafter on a date that falls within the next open trading window (usually January or February). Other employees may also receive restricted stock unit awards annually pursuant to the terms of their respective employment agreements, if applicable, or at the discretion of senior management pursuant to the Compensation Committee’s delegation of authority, as described above. These grants are also typically made in January or February during an open trading window. Restricted stock units and options may also be granted to both our named executive officers and other Team Members on an ad-hoc basis from time to time upon hiring or in other circumstances, including in response to extraordinary corporate events, at the discretion of the Compensation Committee and/or senior management pursuant to the Compensation Committee’s delegation of authority described above. We do not grant stock options in the ordinary course to executive officers or Team Members. We make one-time grants of stock options to new non-employee directors on the date they first become non-employee directors.
We do not grant equity awards in anticipation of the release of material nonpublic information, and do not time the public release of such information based on award grant dates. During the last completed fiscal year, we have not made stock option awards to any named executive officer during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on
Form 8-K, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

LAS VEGAS SANDS 2025 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

— ADVISORY VOTE ON EXECUTIVE COMPENSATION
At our 2024 Annual Meeting of Stockholders, our stockholders provided an advisory (non-binding) vote on the fiscal 2023 compensation of our named executive officers, which we refer to as the “say-on-pay” vote. The compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (including the Compensation
Discussion and Analysis, the compensation tables and any related material disclosed in the proxy statement) was approved, with more than 65% of the votes cast voting “for” approval of the “say-on-pay” proposal.
The Compensation Committee acknowledges the lower than desired results of the “say-on-pay” vote in 2024 and, as a result, we are continuing to dialogue with our stockholders on this important issue. Specifically, during 2024, we engaged with representatives of many of our largest institutional stockholders to discuss specific concerns and solicit feedback in a number of areas, including our executive compensation structure. We value this important dialogue with stockholders on our executive compensation program design and we considered that feedback as the Compensation Committee determined the short- and long-term incentive criteria for 2025. We will continue to solicit input during 2025 from stockholders and will present the results of these discussions to our Compensation Committee. For additional details on the breadth of our stockholder engagement efforts during 2024, refer to “Stockholder Engagement.”
We look forward to continuing the important and valuable dialogue with our stockholders regarding our executive compensation program structure and design.
— THE COMMITTEE’S COMPENSATION CONSULTANTS
For 2024, the Compensation Committee retained Korn Ferry as its independent compensation consultant. Korn Ferry provided advice on an as-needed basis upon the request of the Compensation Committee.
The Compensation Committee determined Korn Ferry to be independent under applicable SEC and NYSE rules, based on the Compensation Committee’s review of the services provided to us as described above and information provided by Korn
Ferry, and concluded no conflict of interest exists that would prevent Korn Ferry from independently advising the
Compensation Committee.
Additionally, in 2024, the Compensation Committee retained Korn Ferry to provide an updated analysis with respect to the appropriate level of compensation for our executive officers. As part of its competitive pay analysis, the Compensation
Committee considered information provided by Korn Ferry that compared executive compensation levels for Mr. Goldstein,
Mr. Dumont, Mr. Hyzak and Mr. Hudson against the compensation levels of similarly-situated executives in comparable positions at our peer group companies, as identified by Korn Ferry and described below.
For purposes of these analyses, the Compensation Committee worked with Korn Ferry to identify an appropriate peer group and determined that no changes were needed to the peer group used in the Company's 2023 proxy statement, as such peer group reflects the Company’s core business characteristics—spanning gaming, accommodations, entertainment, retail, food and beverage, logistics and real estate and the Company’s business, operational, market, and talent profiles.
The Company’s peer group is as follows:

•MGM Resorts International	•Vici Properties, Inc.
•Caesars Entertainment, Inc.	•Starbucks Corporation
•Wynn Resorts, Limited	•McDonalds Corporation
•Marriott International, Inc.	•Yum China Holdings, Inc.
•Hilton Worldwide Holdings Inc.	•Booking Holdings, Inc.
•Carnival Corporation & plc	•Expedia Group, Inc.
•Royal Caribbean Cruises Ltd.	•Live Nation Entertainment, Inc.
•Simon Property Group, Inc.
To assess the competitiveness of our executive compensation program, the Compensation Committee analyzed compensation data obtained from the proxy materials of the members of our peer group. As part of this process, the
Compensation Committee measured our program’s competitiveness by comparing relevant market data against actual pay levels within each compensation component, and in the aggregate, for each executive officer position.

42	LAS VEGAS SANDS 2025 Proxy Statement

The Compensation Committee reviewed a comparison of the following metrics of compensation provided to our executive officers as compared to similarly-situated executives of the members of our peer group, especially with respect to the long-
term incentive component of compensation:
•base salary
•target annual incentives
•target total cash compensation
•long-term incentives
•target total direct compensation (cash compensation plus long-term incentives)
•all other compensation (executive benefits and perquisites)
•target total remuneration (total direct compensation plus all other compensation)
For purposes of updating our executive compensation programs, the Compensation Committee relied on the peer group data to help inform executive pay decisions as it relates to target total compensation and specific compensation elements. In addition to the competitive market data, the Compensation Committee also considers other contextual factors such as scope of responsibility, retention concerns, business and individual performance, and leadership and succession planning to help calibrate individual executive pay levels. For 2024, the Compensation Committee determined to amend Mr. Hudson and Mr.
Hyzak’s employment agreements, each effective January 1, 2024.

LAS VEGAS SANDS 2025 Proxy Statement	43

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis contained in this Proxy Statement with management and, based on the review and discussions, the Compensation Committee recommended to the Board the Compensation Discussion and Analysis be included by reference in the Company’s Annual
Report on Form 10-K and this Proxy Statement.
Micheline Chau, Chair
Lewis Kramer
Alain Li
The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”)
or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

44	LAS VEGAS SANDS 2025 Proxy Statement

EXECUTIVE COMPENSATION AND OTHER
INFORMATION
— 2024 SUMMARY COMPENSATION TABLE
The following table provides information regarding compensation for the years indicated for our named executive officers:

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS(1) ($)	OPTION AWARDS(2) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(3) ($)	ALL OTHER COMPENSATION(4) ($)	TOTAL ($)
Robert G. Goldstein Chairman of the Board and Chief Executive Officer	2024	$3,000,000	$—	$11,212,488	$—	$5,460,000	$2,179,285	$21,851,773
	2023	$3,000,000	$—	$9,749,944	$—	$6,900,000	$2,287,874	$21,937,818
	2022	$3,000,000	$—	$—	$—	$6,000,000	$2,410,263	$11,410,263
Patrick Dumont President and Chief Operating Officer	2024	$2,500,000	$—	$5,749,985	$—	$4,550,000	$5,042,204	$17,842,189
	2023	$2,500,000	$—	$4,999,964	$—	$5,750,000	$4,174,814	$17,424,778
	2022	$2,500,000	$—	$—	$—	$5,000,000	$4,123,680	$11,623,680
Randy Hyzak Executive Vice President and Chief Financial Officer	2024	$1,200,000	$—	$1,724,990	$—	$1,638,000	$174,151	$4,737,141
	2023	$1,200,000	$—	$1,499,960	$—	$1,725,000	$49,009	$4,473,969
	2022	$1,200,000	$—	$—	$—	$1,500,000	$26,692	$2,726,692
D. Zachary Hudson Executive Vice President, Global General Counsel and Secretary	2024	$1,300,000	$—	$1,581,250	$—	$2,070,250	$318,886	$5,270,386
	2023	$1,100,000	$—	$1,374,997	$7,949,993	$1,581,250	$41,836	$12,048,076
	2022	$1,100,000	$—	$—	$—	$1,375,000	$77,780	$2,552,780
(1)The amounts in this column represent the grant date fair value of the restricted stock units issued, as determined pursuant to FASB
ASC Topic 718. The assumptions used to calculate the grant date fair values are disclosed in Note 18 to the consolidated financial statements for the year ended December 31, 2024, included in our 2024 Annual Report on Form 10-K. Amounts disclosed represent compensation earned based on performance in the prior year.
(2)The amounts in this column represent the grant date fair value of the options issued, as determined pursuant to ASC Topic 718. The number of shares underlying the options is based on the Black-Scholes option valuation model. Assumptions used in the Black-
Scholes calculation are disclosed in Note 18 to the consolidated financial statements for the year ended December 31, 2024, included in our 2024 Annual Report on Form 10-K.
(3)Consists of short-term performance-based cash incentives under the Company’s Executive Cash Incentive Plan as further described in “Compensation Discussion and Analysis — Elements of Executive Officer Compensation and Why We Chose to Pay Each Element
— Short-term Incentives.” Amounts disclosed here represent compensation earned based on performance during the year, but paid in the first quarter of the following year.
(4)Amounts included in “All Other Compensation” for 2024 are detailed in the table below.

LAS VEGAS SANDS 2025 Proxy Statement	45

EXECUTIVE COMPENSATION AND OTHER INFORMATION

— ALL OTHER COMPENSATION FOR 2024

NAMED EXECUTIVE OFFICER	401(k) PLAN(i) ($)	LIFE AND DISABILITY INSURANCE(ii) ($)	HEALTH CARE INSURANCE(iii) ($)	SECURITY(iv) ($)	OTHER(v) ($)	TOTAL ($)
Robert G. Goldstein	$19,800	$7,382	$84,075	$877,430	$1,190,598	$2,179,285
Patrick Dumont	$—	$1,766	$11,932	$2,127,924	$2,900,582	$5,042,204
Randy Hyzak	$19,800	$2,846	$8,267	$—	$143,238	$174,151
D. Zachary Hudson	$19,800	$1,334	$13,361	$—	$284,391	$318,886
(i)Matching contributions made under the Las Vegas Sands Corp. 401(k) Retirement Plan, which is a tax-qualified defined contribution plan that is generally available to all of our eligible Team Members.
(ii)The amounts are imputed as income in connection with our payments in 2024 of premiums on group term life insurance and short-
term disability insurance. A lower amount of group term life insurance is generally available to all salaried Team Members. Short-term disability insurance is also generally available to all salaried Team Members.
(iii)During 2024, Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson participated in a group supplemental medical expense reimbursement plan available only to certain of our senior executives. The supplemental insurance coverage is in excess of the coverage provided by our group medical plan. The amounts in the table represent administration fees and reimbursements of qualified medical expenses in 2024 under this plan.
(iv)The amount relates to the Company’s cost for providing security services to Mr. Goldstein and his spouse and to Mr. Dumont and his immediate family based on the recommendation of an independent, third-party security study.
(v)Of the $1,190,598 in the table for Mr. Goldstein, $815,404 relates to Mr. Goldstein’s personal use of Company-owned aircraft based on the aggregate incremental cost to the Company, which is calculated based on the allocable flight-specific costs of the personal flights (including, where applicable, return flights with no passengers) and includes costs such as fuel, catering, crew expenses, navigation fees, ground handling, unscheduled maintenance, ground transportation and air phones, but excludes fixed costs such as depreciation and overhead costs, $249,659 for the reimbursement of taxes primarily relating to this personal aircraft usage, $52,836 for dividends paid out on restricted stock units that vested during the year, $47,199 relates to country club fees and $25,500 relates to hospitality expenses.
Of the $2,900,582 in the table for Mr. Dumont, $2,487,699 relates to the personal use of aircraft based on the aggregate incremental cost to the Company, which is calculated as described above, $355,739 relates to the reimbursement of taxes relating to this personal aircraft usage, $28,673 relates to hospitality expenses, and $28,471 relates to dividends paid out on restricted stock units that vested during the year.
Of the $143,238 in the table for Mr. Hyzak, $126,697 relates to the personal use of Company-owned aircraft based on the aggregate incremental cost to the Company, which is calculated as described above, $8,541 relates to dividends paid out on restricted stock units that vested during the year, and $8,000 relates to hospitality expenses.
Of the $284,391 in the table for Mr. Hudson, $252,562 relates to the personal use of Company-owned aircraft based on the aggregate incremental cost to the Company, which is calculated as described above, $24,000 for hospitality expenses, and $7,829 relates to dividends paid out on restricted stock units that vested during the year.

46	LAS VEGAS SANDS 2025 Proxy Statement

— 2024 GRANTS OF PLAN-BASED AWARDS
The following table presents information on potential payment opportunities in respect of 2024 performance for our named executive officers and equity awards granted to them during calendar year 2024 under our Amended and Restated 2004
Equity Award Plan.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(2) ($)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)
Robert G. Goldstein
Annual Bonus		5,100,000	6,000,000	6,900,000
RSU Award	1/29/2024				222,470			$11,212,488
Stock Option						—	$—
Patrick Dumont
Annual Bonus		$4,250,000	$5,000,000	$5,750,000
RSU Award	1/29/2024				114,087			$5,749,985
Stock Option						—	$—
Randy Hyzak
Annual Bonus		$1,530,000	$1,800,000	$2,070,000
RSU Award	1/29/2024				34,226			$1,724,990
Stock Option						—	$—
D. Zachary Hudson
Annual Bonus		$1,933,750	$2,275,000	$2,616,250
RSU Award	1/29/2024				31,374			$1,581,250
Stock Option						—	$—
(1)The amounts shown in these columns represent the range of potential incentive payment opportunities for 2024 based on achieving certain performance criteria established by the Compensation Committee. For 2024, Mr. Goldstein and Mr. Dumont were eligible to receive bonuses of 200% of their annual base salaries and Mr. Hyzak and Mr. Hudson were eligible to receive bonuses of 150% and
175%, respectively, of their annual base salaries, in each case, to the extent the performance criteria set by the Compensation
Committee were met. For Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson, the bonuses are payable at 85% of target if the performance criteria are achieved at the threshold payout level, and will not exceed 115% of target if the performance criteria are achieved at the maximum payout level. The actual bonus payout is determined by the Compensation Committee. Refer to the discussion under “2024 Employment Agreements,” as well as under “2024 Executive Compensation Performance Criteria” for more information regarding incentive awards.
(2)The amounts shown in this column represent the aggregate grant date fair value computed in accordance with ASC Topic 718 regarding share-based payments. For a discussion of the relevant assumptions used in the calculation of these amounts, refer to
Note 18 to the consolidated financial statements for the year ended December 31, 2024, included in the Company’s 2024 Annual
Report on Form 10-K.

LAS VEGAS SANDS 2025 Proxy Statement	47

EXECUTIVE COMPENSATION AND OTHER INFORMATION

— OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END
The following table sets forth information concerning our stock options and shares of restricted stock held by our named executive officers as of December 31, 2024:

	OPTION AWARDS						STOCK AWARDS

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(1) ($)

Robert G. Goldstein	2,500,000	—		—	$50.33	11/19/2028	222,470	(3)	$11,426,059

	2,000,000	—		—	$34.28	12/2/2031	112,862	(4)	$5,796,592

Patrick Dumont	425,000	—		—	$52.53	3/28/2026	114,087	(5)	$5,859,508

	1,500,000	—		—	$34.28	12/2/2031	57,877	(6)	$2,972,563

Randy Hyzak	21,910	—		—	$58.81	10/3/2026	34,226	(7)	$1,757,847

	21,358	—		—	$63.89	6/29/2027	17,363	(8)	$891,764

	17,424	—		—	$75.18	2/1/2028	—		—

	35,635	—		—	$59.89	1/31/2029	—		—

	39,920	—		—	$65.31	1/30/2030	—		—

	500,000	—		—	$34.28	12/2/2031	—		—

D. Zachary Hudson	150,000	—		—	$57.76	9/29/2029	31,374	(9)	$1,611,369

	—	510,157	(2)	—	$48.63	12/12/2033	15,916	(10)	$817,446

	500,000	—		—	$34.28	12/02/2031	—		—

(1)Market value is determined based on the closing price of our Common Stock of $51.36 on December 31, 2024, the last trading day of
2024, as reported on the NYSE and equals the closing price multiplied by the number of shares underlying the grants.
(2)The unvested portion of this stock option grant vests on December 31, 2029.
(3)The remaining unvested restricted stock units vest as follows: 73,416 restricted stock units vested on January 29, 2025, 73,415 restricted stock units vest on January 29, 2026 and 75,639 restricted stock units vest on January 29, 2027.
(4)The remaining unvested restricted stock units vest as follows: 55,589 restricted stock units vested on January 30, 2025 and 57,273 restricted stock units vest on January 30, 2026.
(5)The remaining unvested restricted stock units vest as follows: 37,649 restricted stock units vested on January 29, 2025, 37,649 restricted stock units vest on January 29, 2026 and 38,789 restricted stock units vest on January 29, 2027.
(6)The remaining unvested restricted stock units vest as follows: 28,507 restricted stock units vested on January 30, 2025 and 29,370 restricted stock units vest on January 30, 2026.
(7)The remaining unvested restricted stock units vest as follows: 11,295 restricted stock units vested on January 29, 2025, 11,295 restricted stock units vest on January 29, 2026 and 11,636 restricted stock units vest on January 29, 2027.
(8)The remaining unvested restricted stock units vest as follows: 8,552 restricted stock units vested on January 30, 2025 and 8,811 restricted stock units vest on January 30, 2026.
(9)The remaining unvested restricted stock units vest as follows: 10,354 restricted stock units vested on January 29, 2025, 10,353 restricted stock units vest on January 29, 2026 and 10,667 restricted stock units vest on January 29, 2027.
(10)The remaining unvested restricted stock units vest as follows: 7,839 restricted stock units vested on January 30, 2025 and 8,077 restricted stock units vest on January 30, 2026.

48	LAS VEGAS SANDS 2025 Proxy Statement

— OPTION EXERCISES AND STOCK VESTED IN 2024
The following table sets forth information concerning the exercise of stock options and the vesting of restricted stock awards by our named executive officers during 2024:

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES VESTED (#)	VALUE REALIZED ON VESTING(1) ($)
Robert G. Goldstein	—	$—	106,589	$5,070,161
Patrick Dumont	—	$—	56,955	$2,704,347
Randy Hyzak	—	$—	17,086	$811,280
D. Zachary Hudson	—	$—	15,662	$743,668
(1)Market value on each vesting date is determined based on the closing price of our Common Stock as reported on the NYSE on the applicable vesting date (or the last trading date before the vesting date if the vesting date falls on a non-trading date) and equals the closing price multiplied by the number of vested shares.
— POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Applicable Provisions in Employment Agreements
The employment agreements for Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson provide for payments and the continuation of benefits upon certain terminations of employment from the Company. All payments under the executive employment agreements for Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson in connection with a termination of employment are subject to the applicable named executive officer’s agreement to release the Company from all claims relating to his employment and the termination of his employment. These named executive officers also are subject to covenants restricting their ability to compete with the Company or to hire Team Members for a specified period following termination of employment.
Change in Control Arrangements
The employment agreements for Mr. Goldstein, Mr. Dumont and Mr. Hyzak provide additional severance benefits in the context of a “change in control” of the Company, which is defined in our Amended and Restated 2004 Equity Award Plan and
is deemed to occur upon:
•the acquisition by any individual, entity or group of beneficial ownership of 50% or more (on a fully diluted basis) of either the then outstanding shares of our Common Stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a change in control: (i) any acquisition by the Company or any affiliate (as defined), (ii) any acquisition by any Team Member benefit plan sponsored or maintained by the Company or any affiliate, (iii) any acquisition by Mr.
Adelson’s estate or any related party (as defined in our Amended and Restated 2004 Equity Award Plan) or any group of which Mr. Adelson’s estate or a related party is a member, (iv) certain reorganizations, recapitalizations, mergers, consolidations, statutory share exchanges or similar forms of corporate transaction that do not result in a change of ultimate control of more than 50% of the total voting power of the resulting entity or the change in a majority of the
Board, or (v) in respect of an executive officer, any acquisition by the executive officer or any group of persons including the executive officer (or any entity controlled by the executive officer or any group of persons including the executive officer);
•the incumbent members of the Board on the date that the agreement was approved by the incumbent directors or directors elected by stockholder vote (other than directors elected as the result of an actual or threatened election contest) cease for any reason to constitute at least a majority of the Board;
•the Company’s dissolution or liquidation;
•the sale, transfer or other disposition of all or substantially all of the Company’s business or assets other than any sale, transfer or disposition to Mr. Adelson’s estate or one of his related parties; or
•the consummation of certain reorganizations, recapitalizations, mergers, consolidations, statutory share exchanges or similar forms of corporate transaction unless, immediately following any such business combination, there is no change of ultimate control of more than 50% of the total voting power of the resulting entity or change in a majority of the Board.

LAS VEGAS SANDS 2025 Proxy Statement	49

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers’ Benefits upon Termination or Change in Control
The following summaries are qualified in all respects by the terms of the applicable employment agreements in effect during
2024 and applicable law.
Mr. Goldstein
The Company is obligated to pay or provide Mr. Goldstein (or his estate) the following under the various termination scenarios pursuant to his amended employment agreement, if his employment is terminated prior to March 1, 2026. As previously discussed, on March 5, 2025, the Company and Las Vegas Sands, LLC entered into the Amendment with Mr.
Goldstein, which provides that, subject to Mr. Goldstein’s continued employment with the Company through March 1, 2026 and his execution of a release, Mr. Goldstein will transition to the role of senior advisor on March 1, 2026 and provide consulting services to the Company for a two-year period commencing on March 1, 2026. During the consulting term, Mr.
Goldstein will be entitled to receive annual consulting fees and other benefits provided under the Amendment, as described in the “2025 Goldstein Amended Employment Agreement” section below.

REASON FOR TERMINATION	MR. GOLDSTEIN IS ENTITLED TO:

Company Terminates for Cause
“Goldstein Accrued Benefits” consisting of:
•base salary through the date of termination of employment
•all previously earned bonuses through the date of termination of employment
•reimbursement for expenses incurred, but not paid, prior to such termination of employment, subject to the receipt of supporting information by the Company
•such other compensation and benefits as may be provided in outstanding equity awards or applicable plans and programs of the Company, according to the terms and conditions of such plans and programs

Company Terminates Without Cause or Executive Officer Terminates for Good Reason
Goldstein Accrued Benefits a lump sum payment in the amount of two times the sum of his base salary plus his target bonus any unpaid bonus for the calendar year preceding the date of termination of employment pro-rata target bonus for the year of termination accelerated vesting of equity

Company Terminates Without Cause or Executive Officer Terminates for Good Reason within 24 months following a Change in Control
•Goldstein Accrued Benefits
•accelerated vesting of equity
•a lump sum payment in the amount of three times the sum of his base salary plus target bonus
•any unpaid bonus for the calendar year preceding the date of termination of employment
•pro-rata target bonus for the year of termination
•continued participation in the health and welfare benefit plans of the Company and employer contributions to non-qualified retirement plans and deferred compensation plans, if any, for two years following the date of termination

Death or Disability
•Goldstein Accrued Benefits
•a lump sum payment in the amount of two times his base salary
•any unpaid bonus for the calendar year preceding the date of termination of employment
•accelerated vesting of equity

50	LAS VEGAS SANDS 2025 Proxy Statement

The reasons for termination are defined in Mr. Goldstein’s employment agreement as follows:

DEFINITION	DESCRIPTION IN MR. GOLDSTEIN’S EMPLOYMENT AGREEMENT

Cause
•he is convicted of a felony
•he commits fraud or embezzlement with respect to the Company, its subsidiaries or affiliates
•he commits any material act of dishonesty relating to his employment by the
Company resulting in direct or indirect personal gain or enrichment at the expense of the Company, its subsidiaries or affiliates
•he uses alcohol or drugs that render him materially unable to perform the functions of his job or to carry out his duties to the Company and he fails to correct the situation following written notice
•he commits a material breach of his employment agreement and he fails to correct the situation following written notice
•he commits any act or acts of serious and willful misconduct that is likely to cause a material adverse effect on the business of the Company, its subsidiaries or affiliates
•his gaming license is withdrawn with prejudice, denied, revoked or suspended by any of the gaming authorities with jurisdiction over the Company or its affiliates and he fails to correct the situation following written notice

Good Reason
•the Company’s removal of Mr. Goldstein from the position of CEO of the
Company
•any other material adverse change in Mr. Goldstein’s status, position, duties or responsibilities (which shall include any adverse change in his reporting relationships) or location of principal office
•the Company’s material breach of its obligations under his employment agreement or any plan documents or agreements of the Company
No purported termination for Good Reason will be effective unless the Company fails to cure the facts or events creating “Good Reason” within 30 days after written notice is delivered by Mr. Goldstein to the Company.

Change in Control	•Refer to “Change in Control Arrangements” as previously described for details

Disability
•Mr. Goldstein shall, in the opinion of an independent physician selected by agreement between the Board of Directors and Mr. Goldstein, become so physically or mentally incapacitated that he is unable to perform the duties of his employment for an aggregate of 180 days in any 365-day consecutive period or for a continuous period of six consecutive months

LAS VEGAS SANDS 2025 Proxy Statement	51

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Mr. Dumont
The Company is obligated to pay or provide Mr. Dumont (or his estate) the following under the various termination scenarios pursuant to his employment agreement:

REASON FOR TERMINATION	MR. DUMONT IS ENTITLED TO:

Company Terminates for Cause
“Dumont Accrued Benefits” consisting of:
•base salary through the date of termination of employment
•all previously earned bonuses through the date of termination of employment
•reimbursement for expenses incurred, but not paid, prior to such termination of employment, subject to the receipt of supporting information by the Company
•such other compensation and benefits as may be provided in outstanding equity awards or applicable plans and programs of the Company, according to the terms and conditions of such awards, plans and programs

Company Terminates Without Cause or Executive Officer Terminates for Good Reason
•Dumont Accrued Benefits
•a payment of his base salary plus his target bonus, paid over 12 months post termination of employment
•any unpaid bonus for the calendar year preceding the date of termination of employment
•pro-rata target bonus for the year of termination
•accelerated vesting of equity

Company Terminates Without Cause or Executive Officer Terminates for Good Reason within 24 months following a Change in Control
•Dumont Accrued Benefits
•accelerated vesting of equity
•a lump sum payment in the amount of two times the sum of his base salary plus target bonus
•any unpaid bonus for the calendar year preceding the date of termination of employment
•pro-rata target bonus for the year of termination
•continued participation in the health and welfare benefit plans of the Company and employer contributions to non-qualified retirement plans and deferred compensation plans, if any, for two years following the date of termination

Death or Disability
•Dumont Accrued Benefits
•continuation of base salary for 12 months following termination of employment, less any Company-provided short-term disability or life insurance proceeds
•any unpaid bonus for the calendar year preceding the date of termination of employment
•accelerated vesting of equity

52	LAS VEGAS SANDS 2025 Proxy Statement

The reasons for termination are defined in Mr. Dumont’s employment agreement as follows:

DEFINITION	DESCRIPTION IN MR. DUMONT’S EMPLOYMENT AGREEMENT

Cause
•he commits a felony or misappropriates any material funds or material property of the Company or any of its affiliates
•he commits fraud or embezzlement with respect to the Company or any of its affiliates
•he commits any material act of dishonesty resulting in direct or indirect personal gain or enrichment
•he uses alcohol or drugs that render him unable to perform fully the functions of his job or to carry out fully his duties to the Company and he fails to correct the situation following written notice
•he commits a material breach of his employment agreement as determined by the Company in its sole discretion and he fails to correct the situation following written notice
•he commits any act or acts of serious and willful misconduct (including disclosure of confidential information) that is likely to cause a material adverse effect on the business of the Company or any of its affiliates and he fails to correct the situation following written notice
•his gaming license is withdrawn with prejudice, denied, revoked or suspended by any of the gaming authorities with jurisdiction over the Company or its affiliates

Good Reason
•the Company’s removal of Mr. Dumont from the position of President and Chief
Operating Officer of the Company
•a material adverse change in Mr. Dumont’s status, position, duties or responsibilities (which shall include his ceasing to be the President and Chief
Operating Officer of a publicly-traded company or any adverse change in the reporting relationship)
•the Company’s material breach of its obligations under his employment agreement or any plan documents or agreements of the Company
No purported termination for Good Reason will be effective unless the Company fails to cure the facts or events creating “Good Reason” within 30 days after written notice is delivered by Mr. Dumont to the Company.

Change in Control	•Refer to “Change in Control Arrangements” as previously described for details

Disability
•Mr. Dumont shall, in the opinion of an independent physician selected by agreement between the Board of Directors and Mr. Dumont, become so physically or mentally incapacitated that he is unable to perform the duties of his employment for an aggregate of 180 days in any 365-day consecutive period or for a continuous period of six consecutive months

LAS VEGAS SANDS 2025 Proxy Statement	53

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Mr. Hyzak
The Company is obligated to pay or provide Mr. Hyzak (or his estate) the following under the various termination scenarios pursuant to his amended employment agreement:

REASON FOR TERMINATION	MR. HYZAK IS ENTITLED TO:

Company Terminates for Cause
“Hyzak Accrued Benefits” consisting of:
•a base salary through the date of termination of employment
•all previously earned bonuses through the date of termination of employment
•reimbursement for expenses incurred, but not paid, prior to such termination of employment, subject to the receipt of supporting information by the Company
•such other compensation and benefits as may be provided in outstanding equity awards or applicable plans and programs of the Company, according to the terms and conditions of such awards, plans and programs

Company Terminates Without Cause or Executive Officer Terminates for Good Reason
•Hyzak Accrued Benefits
•a payment of his base salary plus his target bonus, paid over 12 months post termination of employment
•any unpaid bonus for the calendar year preceding the date of termination of employment
•accelerated vesting of equity

Company Terminates Without Cause or Executive Officer Terminates for Good Reason within 24 months following a Change in Control
•Hyzak Accrued Benefits
•accelerated vesting of equity
•a lump sum payment in the amount of one times the sum of his base salary plus target bonus
•any unpaid bonus for the calendar year preceding the date of termination of employment
•pro-rata target bonus for the year of termination
•continued participation in the health and welfare benefit plans of the Company and employer contributions to non-qualified retirement plans and deferred compensation plans, if any, for two years following the date of termination

Death or Disability
•Hyzak Accrued Benefits
•continuation of base salary for 12 months following termination of employment, less any Company-provided short-term disability or life insurance proceeds
•any unpaid bonus for the calendar year preceding the date of termination of employment
•accelerated vesting of equity

54	LAS VEGAS SANDS 2025 Proxy Statement

The reasons for termination are defined in Mr. Hyzak’s amended employment agreement as follows:

DEFINITION	DESCRIPTION IN MR. HYZAK’S AMENDED EMPLOYMENT AGREEMENT

Cause
•he commits a felony or misappropriates any material funds or material property of the Company or any of its affiliates
•he commits fraud or embezzlement with respect to the Company or any of its affiliates
•he commits any act of dishonesty resulting in direct or indirect personal gain or enrichment
•he uses alcohol or drugs that render him unable to perform fully the functions of his job or to carry out fully his duties to the Company and he fails to correct the situation following written notice
•he commits a non de minimis breach of his employment agreement as determined by the Company in its sole discretion and he fails to correct the situation following written notice
•he commits any act or acts of serious and willful misconduct (including disclosure of confidential information) that is likely to cause a material adverse effect on the business of the Company or any of its affiliates
•his gaming license is withdrawn with prejudice, denied, revoked or suspended by any of the gaming authorities with jurisdiction over the Company or its affiliates and he fails to correct the situation following written notice

Good Reason
•the Company’s removal of Mr. Hyzak from the position of Executive Vice
President and Chief Financial Officer of the Company
•a material adverse change in Mr. Hyzak’s status, position, duties or responsibilities (which shall include his ceasing to be the Executive Vice
President and Chief Financial Officer of a publicly traded company or any adverse change in the reporting relationship)
No purported termination for Good Reason will be effective unless the Company fails to cure the facts or events creating “Good Reason” within 30 days after written notice is delivered by Mr. Hyzak to the Company.

Change in Control	•Refer to “Change in Control Arrangements” as previously described for details

Disability	•Mr. Hyzak shall, in the opinion of an independent physician selected by the Company, become so physically or mentally incapacitated that he is unable to perform the duties of his employment

LAS VEGAS SANDS 2025 Proxy Statement	55

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Mr. Hudson
The Company is obligated to pay or provide Mr. Hudson the following under the various termination scenarios pursuant to his second amended employment agreement:

REASON FOR TERMINATION	MR. HUDSON IS ENTITLED TO:

Company Terminates for Cause
“Hudson Accrued Benefits” consisting of:
•base salary through the date of termination of employment
•reimbursement for expenses incurred, but not paid, prior to such termination of employment, subject to the receipt of supporting information by the Company
•such other compensation and benefits as may be provided in outstanding equity awards or applicable plans and programs of the Company, according to the terms and conditions of such plans and programs

Company Terminates Without Cause or Executive Officer Terminates for Good Reason
•Hudson Accrued Benefits
•a payment of his base salary plus his target bonus, paid over 12 months post termination of employment
•accelerated vesting of the portion of the Second Amendment Option Grant that would have already vested as of the termination date had the Second
Amendment Option Grant been subject to annual pro-rata vesting commencing on the grant date
•relocation per the Company’s relocation policy to a city of his choice in the continental United States
•in accordance with the applicable award agreement, the one-time performance-
based stock options will remain outstanding and continue to vest as set out in the applicable award agreement

The reasons for termination are defined in Mr. Hudson’s second amended employment agreement as follows:

DEFINITION	DESCRIPTION IN MR. HUDSON’S SECOND AMENDED EMPLOYMENT AGREEMENT

Cause
•he is convicted or pleads guilty or enters into a nolo contendere or Alford plea to a felony or is convicted of a misdemeanor involving moral turpitude, which materially affects his ability to perform duties or materially adversely affects the
Company or its reputation or he misappropriates any material funds or property of the Company
•he commits fraud or embezzlement with respect to the Company
•he commits any material act of dishonesty relating to his employment by the
Company regardless of whether such act results or was intended to result in his direct or indirect personal gain or enrichment
•he uses alcohol or drugs that render him unable to perform the functions of his job or to carry out his duties to the Company
•he fails to render services, including any licensing requirements, or fails to follow directions communicated by management
•any act, or failure to act, (including disclosure of confidential information) by Mr.
Hudson that is likely to prejudice the business or reputation of the Company, to result in material economic or other harm to the Company or which brings material disrepute upon himself, either personally or professionally
•he violates any law, rule or regulation of any governmental or regulatory body material to the business of the Company or its affiliates
•he loses, cannot attain or has revoked or suspended any license or certification necessary to discharge his duties on behalf of the Company
•he willfully or persistently fails to reasonably perform his duties

Good Reason
•the Company’s removal of Mr. Hudson from the position of Executive Vice
President and/or Global General Counsel of the Company
•a relocation of his principal place of employment by more than 200 miles; or
•a material adverse change in Mr. Hudson’s status, position, duties or responsibilities (which shall include not reporting to the CEO or the CEO’s designee), which is not cured within 30 days after written notice thereof is delivered by Mr. Hudson to the Company

56	LAS VEGAS SANDS 2025 Proxy Statement

2025 Goldstein Amended Employment Agreement
As previously discussed, on March 5, 2025, the Company and Las Vegas Sands, LLC entered into the Amendment with Mr.
Goldstein, which provides that, subject to Mr. Goldstein’s continued employment with the Company through March 1, 2026 and his execution of a release, Mr. Goldstein will transition to the role of senior advisor on March 1, 2026 and provide consulting services to the Company for a two-year period commencing on March 1, 2026.
The following summary is qualified in all respects by the terms of the Amendment.
In accordance with the Amendment, subject to Mr. Goldstein’s continued employment with the Company through March 1,
2026, and his execution of a release, Mr. Goldstein will transition to the role of senior advisor on March 1, 2026, and for the two-year period commencing on March 1, 2026, Mr. Goldstein will provide consulting services to the Company relating to matters appropriate for the attention of the former Chief Executive Officer of the Company, including (i) the Company’s government relations activities, (ii) securing new physical development opportunities for the Company and (iii) the
Company’s gaming strategies, and will be entitled to receive the following fees and benefits during the consulting term:
•an annual consulting fee of $4,500,000
•consistent with the terms of his original employment agreement, all equity awards previously granted pursuant to his employment agreement or otherwise will vest as of March 1, 2026
•with respect to any then-outstanding stock options, any post-termination exercise period set forth in the applicable stock option award agreement will run from the last day of the consulting term
•utilization of Company-owned jet aircraft for business and personal purposes (provided that such personal use may not to exceed 125 hours of flight time per year) at the Company’s expense; when traveling for business purposes, the Company will reimburse Mr. Goldstein for first class hotel accommodations; and an income tax gross up for the aforementioned benefits if they are determined to be taxable income to Mr. Goldstein
•access to the security services made available by the Company to its senior executives, provided that Mr. Goldstein shall reimburse the Company for the costs incurred
•continued participation in the Company’s general health and welfare benefit plans or cash payments in lieu thereof
•continued participation in a group supplemental medical insurance program available to certain of the Company’s senior officers or cash payments in lieu thereof
Amended and Restated 2004 Equity Award Plan
In the event of a change in control, as defined in our Amended and Restated 2004 Equity Award Plan, if our Compensation
Committee so determines:
•all outstanding options and equity (other than performance compensation awards) issued under our Amended and
Restated 2004 Equity Award Plan shall fully vest; and
•outstanding awards may be cancelled and the value of the awards shall be paid to the participants.
In addition, performance compensation awards shall vest based on the level of attainment of the performance goals as determined by the Compensation Committee.

LAS VEGAS SANDS 2025 Proxy Statement	57

EXECUTIVE COMPENSATION AND OTHER INFORMATION

— POTENTIAL PAYMENTS/BENEFITS UPON TERMINATION OF EMPLOYMENT FOR 2024
The table below sets forth information about the potential payments and benefits our named executive officers who were employed by us on December 31, 2024, may receive under their employment agreements, as in effect on December 31,
2024, upon the termination of their employment with the Company. The amounts shown in the table below are estimates of the maximum payments that each named executive officer would receive in certain instances assuming a hypothetical employment termination date of December 31, 2024. The amounts actually payable will be determined only upon the termination of employment of each named executive officer, taking into account the facts and circumstances surrounding the named executive officer’s termination of employment, and are qualified in all respects by the terms of the applicable employment agreements and applicable law.
The information in the table assumes:
•amounts included in cash payments for incentive bonus payments are based on each named executive achieving 100%
of their performance targets and/or goals;
•the named executive officer did not become employed by a subsequent employer; and
•equity awards vest fully upon terminations without cause or for good reason (whether or not in connection with a change in control), or death or disability, if provided in the applicable employment agreement.

NAME	CASH PAYMENTS	ACCELERATION OF RESTRICTED STOCK UNITS(1)	CONTINUED VESTING OR ACCELERATION OF OPTIONS(2)	CONTINUED HEALTH BENEFITS(3)	TOTAL
Robert G. Goldstein
Without Cause/For Good Reason	$24,000,000	$17,222,652	$—	$—	$41,222,652
Without Cause/For Good Reason within 2 Years Following a Change in Control	$33,000,000	$17,222,652	$—	$73,442	$50,296,094
Death/Disability	$6,000,000	$17,222,652	$—	$—	$23,222,652
Patrick Dumont
Without Cause/For Good Reason	$12,500,000	$8,832,071	$—	$—	$21,332,071
Without Cause/For Good Reason within 2 Years Following a Change in Control	$20,000,000	$8,832,071	$—	$73,442	$28,905,513
Death/Disability	$2,500,000	$8,832,071	$—	$—	$11,332,071
Randy Hyzak
Without Cause/For Good Reason	$3,000,000	$2,649,611	$—	$—	$5,649,611
Without Cause/For Good Reason within 2 Years Following a Change in Control	$4,800,000	$2,649,611	$—	$73,442	$7,523,053
Death/Disability	$1,200,000	$2,649,611	$—	$—	$3,849,611
D. Zachary Hudson
Without Cause/For Good Reason	$3,605,000	$—	$232,121	$—	$3,837,121
Without Cause/For Good Reason within 2 Years Following a Change in Control	$3,605,000	$—	$232,121	$—	$3,837,121
Death/Disability	$—	$—	$—	$—	$—
(1)Reflects the value of accelerated vesting of restricted stock units, based on the closing price of our Common Stock on December 31,
2024, the last day of trading of 2024, of $51.36 per share. Of the amounts shown in the table, restricted stock units with a value of
$6,625,697, $3,397,772 and $1,019,342 for Mr. Goldstein, Mr. Dumont and Mr. Hyzak, respectively, vested during the period from
January 1, 2025, through the date of this proxy statement and, accordingly, will not be accelerated in the event of termination of employment.
(2)Reflects the value of continued or accelerated vesting of options equal to the excess of (a) the closing price of our Common Stock on
December 31, 2024, of $51.36 per share over (b) the applicable exercise price of the options.
(3)Continued health benefits represents the estimated cost for providing such benefits the named executive officer would be entitled to under the remainder of the term.

58	LAS VEGAS SANDS 2025 Proxy Statement

PAY-VERSUS-PERFORMANCE
— 2024 PAY-VERSUS-PERFORMANCE TABLE
The following table provides information regarding compensation earned, compensation actually paid, total shareholder return (“TSR”), net income (loss) from continuing operations and adjusted property EBITDA, our most important financial measure used in determining compensation during the year ended December 31, 2024 (and the prior years shown in the table) for our Principle Executive Officer ("PEO") and our non-PEO named executive officers ("Non-PEO NEOs"):

							VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR FIRST PEO(1)	SUMMARY COMPENSATION TABLE TOTAL FOR SECOND PEO(1)	COMPENSATION ACTUALLY PAID TO FIRST PEO(1)	COMPENSATION ACTUALLY PAID TO SECOND PEO(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS(1)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS(1)	LVS TSR(2)	PEER GROUP TSR (DJ U.S. GAMBLING INDEX)(3)	NET INCOME (LOSS)(4)	ADJUSTED PROPERTY EBITDA(5)
				(i)		(ii)			(in millions)
2024	N/A	$21,851,773	N/A	$23,165,554	$9,283,239	$10,486,368	$78	$76	$1,752	$4,379
2023	N/A	$21,937,818	N/A	$12,534,003	$11,315,608	$8,825,639	$73	$76	$1,431	$4,085
2022	N/A	$11,410,263	N/A	$40,267,303	$5,634,384	$14,578,252	$71	$58	$1,357	$732
2021	$5,784,936	$31,204,900	$5,393,584	$8,426,900	$12,095,245	$12,806,858	$56	$78	$(1,276)	$786
2020	$11,344,715	N/A	$11,902,072	N/A	$2,663,400	$3,462,239	$88	$90	$(2,143)	$(48)
(1)Mr. Adelson passed away on January 11, 2021. Prior to the passing of Mr. Adelson, Mr. Goldstein was appointed as Acting Chairman and Acting CEO on January 7, 2021 and, subsequent to Mr. Adelson’s passing, became Chairman and CEO on January 26, 2021.
Prior to Mr. Goldstein’s appointment, he served as President and Chief Operating Officer. Our PEOs and Non-PEO NEOs for the
years shown in the table above were as follows:
•For 2022, 2023 and 2024: Mr. Goldstein served as our PEO and Mr. Dumont, Mr. Hyzak and Mr. Hudson served as our Non-
PEO NEOs.
•For 2021: Mr. Adelson and Mr. Goldstein served as our PEOs and Mr. Dumont, Mr. Hyzak and Mr. Hudson served as our Non-
PEO NEOs.
•For 2020: Mr. Adelson served as our PEO and Mr. Goldstein, Mr. Dumont, Mr. Hyzak and Mr. Hudson served as our Non-PEO
NEOs.
(2)Cumulative TSR is calculated by dividing (A) the sum of the cumulative amount of dividends (if any) for the measurement period beginning December 31, 2019 (determined in accordance with Item 402(v) of Regulation S-K), assuming dividend reinvestment, and the difference between the Company’s Common Stock price at the end and the beginning of the measurement period, by (B) our
Common Stock price at the beginning of the measurement period.
(3)For purposes of this disclosure, our peer group, the DJ U.S. Gambling Index, is the same peer group used for purposes of the performance graph included in the Company’s Annual Report on Form 10-K for each of the fiscal years ended December 31, 2024,
2023, 2022, 2021 and 2020.
(4)In 2022, the Company had a net loss from continuing operations of $1.54 billion, which excludes the net income from the Las Vegas operations as that is disclosed as a discontinued operation. The Las Vegas operations included a gain on the sale of $2.85 billion.
(5)Refer to Annex A, which includes a reconciliation of non-GAAP adjusted property EBITDA to net income.

LAS VEGAS SANDS 2025 Proxy Statement	59

PAY-VERSUS-PERFORMANCE

The following table provides the adjustments relating to equity awards made to the summary compensation table total to obtain the compensation actually paid for the years indicated for our named executive officers:

NOTE	YEAR	SUMMARY COMPENSATION TABLE TOTAL	LESS: GRANT DATE FAIR VALUE OF EQUITY AWARDS INCLUDED IN SUMMARY COMPENSATION TABLE	YEAR-END FAIR VALUE OF EQUITY GRANTED DURING THE APPLICABLE YEAR (OUTSTANDING AND UNVESTED AS OF YEAR-END)	CHANGE IN FAIR VALUE AS OF YEAR- END OF EQUITY AWARDS GRANTED IN PRIOR YEARS (OUTSTANDING & UNVESTED AS OF YEAR-END)	CHANGE IN FAIR VALUE AS OF THE VESTING DATE OF EQUITY AWARDS THAT VESTED DURING THE APPLICABLE YEAR	COMPENSATION ACTUALLY PAID
(i)	Robert G. Goldstein
	2024	$21,851,773	$(11,212,488)	$11,426,059	$242,653	$857,557	$23,165,554
(ii)	Non-PEO NEOs (Average)
	2024	$9,283,239	$(3,018,742)	$3,076,242	$318,706	$826,923	$10,486,368
The Company does not have any defined benefit or pension plans. Additionally, the Company did not have any of the following adjustments per Item 402(v)(2)(C)(1) of Regulation S-K occur in the relevant fiscal periods:
—awards that are granted and vest in the same fiscal year;
—awards granted in prior years that were determined to fail to meet the applicable vesting conditions during the covered fiscal year; and
—dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that were not otherwise reflected in the fair value of such award or included in any other component of total compensation for the covered fiscal year.
The year-end and vesting date fair values of the equity awards in the foregoing table are calculated in accordance with ASC
Topic 718. Grant date fair values of stock options are calculated based on the Black-Scholes option pricing model as of the grant date; adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield and risk free rates) as of the measurement date. Grant date fair values for restricted stock units are calculated using the stock price as of the grant date;
adjustments have been made using the stock price as of fiscal year end and as of each vesting date.
As a significant amount of the values in the adjustments made to the summary compensation table total for equity awards for our PEO and our Non-PEOs are required by the SEC to be based on our stock price as the last day of the fiscal year or the vesting date, the values could have been materially different if other dates were selected.
— COMPARATIVE DISCLOSURE
Based on the employment agreements in effect during the 2024 fiscal year, 84% and 79% of the PEO’s and Non-PEO
NEO’s annual compensation is considered “at-risk,” respectively. We believe this strikes an appropriate balance between holding our named executive officers accountable for the performance of the Company and aligning executive and shareholder interest, while providing a platform to retain strong executive leaders. It is important to highlight that the
COVID-19 pandemic had a significant multi-year impact on our operations and as a result our named executive officers did not receive any short-term or long-term performance-based incentives related to the 2020 or 2021 fiscal year, although they each received a long-term incentive award in connection with the signing of their employment agreements in 2021 (refer to
“Executive Compensation and Other Information — 2024 Employment Agreements”).
In 2021, our named executive officers were granted one-time performance-based stock options tied to the specific operational and strategic performance criteria for the 2022 fiscal year, for which the respective criteria was attained. Our named executive officers were also given aggressive financial performance criteria in order to receive short- and long-term incentive awards for both the 2023 and 2024 years, for which the respective criteria were also met above the thresholds described in "2024 Executive Compensation Performance Criteria." Refer to the “Compensation Discussion and Analysis”
section for greater detail on the short-term and long-term performance-based incentives and the accomplishments of meeting the predetermined criteria.

60	LAS VEGAS SANDS 2025 Proxy Statement

COMPENSATION TYPE	2020	2021	2022	2023	2024
Base Salary	✓	✓	✓	✓	✓
Short-Term Incentives - Annual Cash Bonus	X	X	✓	✓	✓
Long-Term Incentives - Equity Awards - Annual RSU Grants	X	X	✓	✓	✓
Long-Term Incentives - Equity Awards - One-Time Performance-Based Options Grants	X	✓	X	X	X
Long-Term Incentives - Equity Awards - One-Time Options Grants(1)	X	X	X	✓	X
Long-Term Incentives - Equity Awards - One-Time RSU Grants(1)	X	✓	X	X	X
(1)These one-time grants related to new or amended employment agreements. In 2023, Mr. Hudson was the only named executive officer to receive a one-time grant, which was awarded in connection with his second amended employment agreement.
The following graph reflects (a) the relationship between our TSR and the TSR of our peer group over the last five years, as well as (b) the relationship between the compensation actually paid to our named executive officers and our TSR over the same period.
Due to the annual RSU opportunity comprising 52% and 41% of the annual compensation of our PEO and Non-PEO NEOs, respectively, TSR is an appropriate metric against which to evaluate executive performance and compensation. We know from our regular and extensive discussions with key stockholders that this measurement is the one most frequently proposed by investors, for whom the vast majority are themselves measured by the absolute and relative TSR of the companies in which they invest, thereby providing strong alignment of executive leadership incentives.
Our TSR in 2024 increased versus 2023 and was slightly ahead of our peer group, having been only marginally below the peer group in 2023 (despite negative global investor sentiment toward China to which Sands has materially greater proportionate exposure than the majority of the peer group). This followed a period of clear TSR outperformance in 2022, reflecting the recovery of our Singapore business following the impacts of the COVID-19 pandemic.

Compensation Paid vs LVS TSR and DJ US Gambling Index Shareholder Return
Compensation Actually Paid ($MM)
Total Shareholder Return (TSR)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2020
2021
2022
2023
2024
Compensation Paid to PEO*
Average Compensation Paid to Non-PEO NEOs
TSR - LVS
TSR - DJ Gambling Index

*Represents Mr. Adelson as PEO for 2020, Mr. Adelson and Mr. Goldstein as PEOs for 2021 (using the sum of the compensation actually paid to both of them for 2021), and Mr. Goldstein as PEO for 2022, 2023 and 2024.

LAS VEGAS SANDS 2025 Proxy Statement	61

PAY-VERSUS-PERFORMANCE

The following graph illustrates the relationship between the compensation actually paid to our named executive officers and our net income (loss) and adjusted property EBITDA in the annual periods from 2020 to 2024, inclusive. In 2020 through
2022, our operating and financial results were subject to considerable impact due to the COVID-19 pandemic with visitation to both Macao and Singapore decreasing due to travel restrictions. This resulted in net losses from continuing operations, reduced adjusted property EBITDA figures and lower cash flow from operations relative to prior periods, for three consecutive years from 2020 to 2022. Throughout that period, our management team continued to make strategic capital investments, which are benefiting our operations in both Macao and Singapore today. Our adjusted property EBITDA began to improve in 2022 due to a limited recovery in Singapore. However, we only had net income in 2022 due to the sale of our
Las Vegas operations and assets (see note below). Our adjusted property EBITDA grew more meaningfully in 2023 and grew again in 2024. The growth in adjusted property EBITDA in both those years reflects improved operating conditions in both our Macao and Singapore operations, the benefits of major capital expenditure programs and the preparation of our teams to leverage the strength of our assets in a recovering market. Net income was positive each year from 2022 to 2024 and increased year-over-year in each of those periods despite 2022 net income including the result of gains realized on the sale of our Las Vegas operations and assets (see note to Compensation Paid vs LVS Net Income (Loss) & Adjusted
Property EBITDA chart below).
We believe the compensation actually paid to our named executive officers in 2024 is justified as a result of successfully executing a significant recovery in both our Singapore and Macao businesses, with Singapore delivering another record year of adjusted property EBITDA and Macao also delivering another year of adjusted property EBITDA growth in challenging market conditions. We also continue to execute our capital expenditure programs in these locations as well as actively pursuing potential development opportunities in other markets.

Compensation Paid vs LVS Net Income (Loss) & Adjusted Property EBITDA
Compensation Actually Paid ($MM)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
LVS Net Income (Loss) & Adjusted Property EBITDA ($MM)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
$(500)
$(1,000)
$(1,500)
$(2,000)
$(2,500)
2020
2021
2022
2023
2024
Compensation Paid to PEO*
Average Compensation Paid to Non-PEO NEOs
LVS Net Income (Loss)†
LVS Adjusted Property EBITDA

*Represents Mr. Adelson as PEO for 2020, Mr. Adelson and Mr. Goldstein as PEOs for 2021 (using the sum of the compensation actually paid to both of them for 2021), and Mr. Goldstein as PEO for 2022, 2023 and 2024.
†In 2022, the Company had a net loss from continuing operations of $1.54 billion, which excludes the net income from the Las Vegas operations as that was disclosed as a discontinued operation. The Las Vegas operations included a gain on the sale of $2.85 billion.

62	LAS VEGAS SANDS 2025 Proxy Statement

— MOST IMPORTANT PERFORMANCE MEASURES
The following table lists the most important performance measures that we use to link executive compensation actually paid for our named executive officers during the year ended December 31, 2024 to the Company’s performance:

PERFORMANCE MEASURE	WHY MEASURE IS CONSIDERED IMPORTANT

Adjusted Property EBITDA(1)
This metric highlights our profitability, our effectiveness at cost control and the success of our capital allocation decisions as they relate to our mix of business and the resulting operating cash generation. We believe adjusted property EBITDA is the most relevant metric by which to measure market share in each of our key jurisdictions and is the single most important financial metric by which we measure the effectiveness of our named executive officers.

Liquidity	Maintaining a strong balance sheet and the availability of funds to fulfill our growth and capital investment ambitions is key to our short- and long-term growth.

ESG
ESG leadership is important to the Company and we also recognize the importance of
ESG to all of our stakeholders, including stockholders. As such, we believe it is appropriate to ensure we continue to improve our ESG performance by tying elements of named executive officers compensation to measurable ESG goals.

(1)Refer to Annex A, which includes a reconciliation of non-GAAP adjusted property EBITDA to net income.

LAS VEGAS SANDS 2025 Proxy Statement	63

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of
Regulation S-K we are providing the following information about the relationship of the annual total compensation of our
Team Members and the annual total compensation of Mr. Goldstein, our CEO for 2024:

CEO PAY RATIO
CEO Annual Total Compensation*	$21,851,773
Median Employee Annual Total Compensation	$42,426
CEO to Median Employee Pay Ratio	515:1
*As reported in the 2024 Summary Compensation Table included in this proxy statement.
The median employee was first identified as of December 31, 2022. To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used as of December 31, 2022, were as follows:
•We determined, as of December 31, 2022, our employee population consisted of 35,774 individuals working at our parent company and consolidated subsidiaries, with 2% of these individuals located in the United States and 98%
located outside of the United States. All of these employees are full-time or part-time employees.
•We elected to exclude our seasonal or temporary employees who have not worked since July 1, 2022, because they were not employees as of December 31, 2022.
•We determined 2022 earnings based on the following elements:
–U.S. employees: Medicare wages reported on 2022 Internal Revenue Service Form W-2
–Singapore employees: 2022 cash compensation reported to the Inland Revenue Authority of Singapore
–the remaining employees: all cash compensation reported in the local payroll system
–we used the exchange rate on December 31, 2022 to convert each non-U.S. employee’s total compensation to
U.S. dollars
–we annualized the base salary of all full-time and part-time employees who were hired in 2022, but did not work for us or our consolidated subsidiaries for the entire fiscal year. We did not make a full-time equivalent adjustment for any part-time, seasonal or temporary employee
•Using this methodology, we determined the “median employee” was a full-time employee located in Macao, with wages and overtime pay for the twelve-month period ended December 31, 2024 in the amount of $39,886. With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $42,426.
The pay ratio disclosure rules also allow the Company to identify the median employee once every three years, and to continue to use the identified median employee from year 1 in subsequent years 2 and 3, unless there has been a change in the Company’s employee population or employee compensation arrangements the Company reasonably believes would result in a significant change in the Company’s pay ratio disclosure. In 2024, no changes have occurred in the Company’s employee population or employee compensation arrangements the Company reasonably believes would result in a significant change in its pay distribution to the workforce and significantly affect the Company’s pay ratio disclosure.
Accordingly, the Company has used the median employee identified in 2022 with updated annual total compensation information for 2024 to calculate the 2024 CEO pay ratio.
Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use a variety of methodologies, apply certain exemptions and make assumptions, adjustments and estimates that reflect their compensation practices, the pay ratio we report above may not be comparable to the pay ratio reported by other companies.

64	LAS VEGAS SANDS 2025 Proxy Statement

DIRECTOR COMPENSATION
The goal of our director compensation program is to attract, motivate and retain directors capable of making significant contributions to the long term success of the Company and its stockholders. The elements of annual non-employee director compensation for 2024 were as follows:

Annual Board Retainer	$150,000

Annual Restricted Stock or Restricted Stock Unit Grant(1)	$200,000

One-time Stock Option Grant for New Directors(2)	$100,000

Annual Cash Retainer — Audit Committee and Special Litigation Committee Chair	$35,000

Annual Cash Retainer — Audit Committee and Special Litigation Committee Members	$20,000

Annual Cash Retainer — Other Committee Chair(3)	$25,000

Annual Cash Retainer — Other Committee Members(3)	$10,000

(1)Each non-employee director may elect to receive either restricted stock or restricted stock units. In accordance with our Amended and Restated 2004 Equity Award Plan, upon vesting of the restricted stock or restricted stock units, non-employee directors may not sell their stock while serving as a member of the Board. In 2024, each non-employee director received 4,237 shares of restricted stock.
(2)Value of the option grant is based on the Black-Scholes option valuation model.
(3)“Other committee” denotes the Compensation Committee, Nominating and Governance Committee and Compliance Committee.
Non-employee directors may defer cash compensation payments into our Non-Employee Director Deferred Compensation
Plan. None of the non-employee directors has elected to defer any payments to date. Non-employee directors are also reimbursed for expenses incurred in connection with their service as directors, including travel expenses for meeting attendance.

LAS VEGAS SANDS 2025 Proxy Statement	65

DIRECTOR COMPENSATION

— 2024 DIRECTOR COMPENSATION TABLE
The following table describes the compensation arrangements with our non-employee directors for 2024:

NAME	FEES EARNED ($)	STOCK AWARDS(1) ($)	OPTION AWARDS(2) ($)	ALL OTHER COMPENSATION(3) ($)	TOTAL ($)

Irwin Chafetz	$150,000	$200,000	$—	$16,532	$366,532

Micheline Chau	$228,569	$200,000	$—	$2,289	$430,858

Charles D. Forman(4)	$150,000	$200,000	$—	$2,289	$352,289

Nora M. Jordan(5)	$12,528	$137,128	$—	$1,144	$150,800

Lewis Kramer	$234,998	$200,000	$—	$2,289	$437,287

David F. Levi(5)	$14,056	$137,128	$—	$1,144	$152,328

Alain Li(6)	$178,917	$200,000	$100,000	$—	$478,917

(1)The amounts in this column represent the fair value of the restricted stock issued, as determined pursuant to ASC Topic 718. The restricted stock vests on the earlier to occur of the first anniversary of the date of grant and the date of the Company’s annual meeting of stockholders in the calendar year following the date of grant, in each case, provided that the director is still serving on the
Board on the vesting date. As of December 31, 2024, Mr. Chafetz, Ms. Chau, Mr. Forman, Mr. Kramer and Mr. Li each held 4,237 unvested shares of restricted stock that will vest on May 9, 2025.
(2)Assumptions used in the Black-Scholes calculation are disclosed in Note 18 to the consolidated financial statements for the year ended December 31, 2024, included in the Company’s 2024 Annual Report on Form 10-K. As of December 31, 2024, Mr. Kramer
and Mr. Li held options to acquire 10,649 and 6,824 shares of our Common Stock, respectively, that vest (or have vested) in five equal installments on each of the first five anniversaries of the respective dates of grant.
(3)The amounts in this column include accrued dividends received upon the vesting of restricted stock during 2024 for each director and personal aircraft usage for Mr. Chafetz's guests.
(4)The amounts in the table exclude fees paid by SCL to Mr. Forman in connection with his service as a member of the board of SCL.
(5)Ms. Jordan and Mr. Levi resigned from the Board effective as of January 22, 2024. In connection with their termination of service, the vesting of 2,861 shares of restricted stock each held by Ms. Jordan and Mr. Levi, respectively, was accelerated, which shares were originally scheduled to vest on May 9, 2024. The amount reported in the Stock Awards column represents the incremental fair value, as determined pursuant to ASC Topic 718, of the restricted stock award on the modification date.
(6)Mr. Li joined the Board effective as of January 22, 2024.

66	LAS VEGAS SANDS 2025 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following table shows certain information with respect to our Amended and Restated 2004 Equity Award Plan as of
December 31, 2024:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2) (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)

Equity compensation plans approved by security holders(1)	14,150,790	(3)	$46.47	12,489,075

Equity compensation plans not approved by security holders	—		$—	—

TOTAL	14,150,790		$46.47	12,489,075

(1)Our 2004 Equity Award Plan was originally approved by our stockholders prior to our initial public offering, and an extension of the plan term through December 14, 2019, was approved by our stockholders at our 2014 Annual Meeting of Stockholders. The Amended
and Restated 2004 Equity Award Plan, which extended the plan term through December 14, 2024 and increased the number of shares of Common Stock available for grants by 10,000,000 shares, was approved by our stockholders at our 2019 Annual Meeting of Stockholders. At our 2024 Annual Meeting of Stockholders, the Amended and Restated 2004 Equity Award Plan was further extended through December 14, 2029, and the number of shares of Common Stock available for grants was increased by another
10,000,000. Pursuant to SEC guidance, 21,185 unvested shares of restricted stock that were issued and outstanding on
December 31, 2024 are not included in the first or third column of this table.
(2)Represents the weighted average price of outstanding stock options only and does not include restricted stock units, which do not have an exercise price.
(3)Consists of 14,150,790 shares subject to awards of options and restricted stock units under the Amended and Restated 2004 Equity
Award Plan.

LAS VEGAS SANDS 2025 Proxy Statement	67

AUDIT COMMITTEE REPORT
The Audit Committee of the Board currently consists of Lewis Kramer (Chair), Mark Besca and Alain Li. Micheline Chau
served as a member of the Audit Committee until March 11, 2025. Our Board has determined that Mr. Besca, Mr. Kramer and Mr. Li meet the current independence and experience requirements of the NYSE’s listing standards. In addition, our
Board has determined each of the members of the Audit Committee is financially literate and qualifies as an audit committee financial expert.
The Audit Committee’s responsibilities are described in a written charter adopted by our Board, which the Audit Committee reviews annually. The Audit Committee is responsible for providing independent, objective oversight of the Company’s financial reporting process. Among its various activities, the Audit Committee reviews:
1.the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;
2.the independence and performance of the Company’s independent registered public accounting firm and internal auditors; and
3.the Company’s compliance with legal and regulatory requirements.
The Audit Committee meets regularly in open sessions with the Company’s management, independent registered public accounting firm and internal auditors to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. In addition, the Audit Committee meets regularly in closed sessions with the Company’s management, independent registered public accounting firm and internal auditors to review the foregoing matters. The Audit Committee selects the Company’s independent registered public accounting firm, and periodically reviews their performance and independence from management.
The Audit Committee reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP, and management represented to the Audit Committee the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The discussions with Deloitte &
Touche LLP also included the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from
Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with
Deloitte & Touche LLP its independence.
Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraphs, the Audit Committee recommended to the Board the audited financial statements for the fiscal year ended December 31, 2024, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended
December 31, 2024, for filing with the Securities and Exchange Commission.
Pursuant to its charter, the Audit Committee performs an annual self-assessment. For 2024, the Audit Committee concluded, in all material respects, it had fulfilled its responsibilities and satisfied the requirements of its charter and applicable laws and regulations.
Respectfully submitted,
Lewis Kramer, Chair
Mark Besca
Micheline Chau
Alain Li
The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

68	LAS VEGAS SANDS 2025 Proxy Statement

FEES PAID TO INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The following table sets forth fees paid or payable to Deloitte & Touche LLP, our independent registered public accounting firm, in 2024 and 2023, for audit and non-audit services as well as the percentage of these services approved by our Audit
Committee:

	2024	2023	% OF SERVICES APPROVED BY AUDIT COMMITTEE

Audit Fees	$6,173,000	$5,991,000	100%

Audit-Related Fees	$355,000	$466,000	100%

Tax Fees	$669,000	$835,000	100%

All Other Fees	$8,000	$5,000	100%

The category of “Audit Fees” includes fees for our annual audit and quarterly reviews, as well as additional audit-related accounting consultations and required statutory audits of certain of our subsidiaries.
The category of “Audit-Related Fees” includes fees related to the issuance of comfort letters and services related to the
2024 LVSC notes issuance and the 2023 equity transaction, issuance of consents associated with SEC filings, and services related to the Las Vegas Sands Corp. 401(k) Retirement Plan (the “Plan”) for 2024 and 2023.
The category of “Tax Fees” includes tax consultation and planning fees and tax compliance services.
The category of “All Other Fees” includes fees for accounting training programs.
— PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee Charter contains policies related to pre-approval of services provided by the independent registered public accounting firm. The Audit Committee, or one of its members if such authority is delegated by the Audit Committee, has the sole authority to review in advance, and grant any appropriate pre-approvals of, (a) all auditing services provided by the independent registered public accounting firm and (b) all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act and, in connection therewith, to approve all fees and other terms of engagement.
The Audit Committee has adopted the following process regarding the engagement of the Company’s independent registered public accounting firm to perform services for the Company. For audit services related to the audit of the consolidated financial statements of the Company, the independent registered public accounting firm will provide the Audit
Committee with an engagement letter each year prior to or contemporaneously with commencement of the audit services outlining the scope of the audit services proposed to be performed during the fiscal year. If the services are agreed to by the
Audit Committee, the engagement letter will be formally accepted. The Audit Committee also approves statutory audit services for our foreign subsidiaries. For tax services, management will provide the Audit Committee with a separate scope of the tax services proposed to be performed during the fiscal year. If the scope of the tax services is agreed to by the Audit
Committee, engagement letters or statements of work will be executed as necessary when the services are performed. All other non-audit services will require pre-approval from the Audit Committee on a case-by-case basis.
If the pre-approval authority is delegated to a member, the pre-approval must be presented to the Audit Committee at its next scheduled meeting.

LAS VEGAS SANDS 2025 Proxy Statement	69

CERTAIN TRANSACTIONS
Set forth below is a description of certain transactions with our executive officers and directors. Under its charter, the Audit
Committee approves all related party transactions required to be disclosed in our public filings. For more information about our policies with respect to transactions with related parties, refer to “Corporate Governance — Related Party Transactions.”
— SUPPORT SERVICES AGREEMENT
Pursuant to a support services agreement among Las Vegas Sands Corp. and Interface Operations, LLC, an entity controlled by members of the Adelson family (“Interface Operations”), the parties have agreed to provide to one another certain services, including accounting, finance, procurement, risk management, development, legal, operational, management, facilities, government relations, information technology support, security, and such other general administrative services that a party may request from time to time of the other. Under this agreement, Las Vegas Sands
Corp. charged Interface Operations $3.5 million for services provided by Company personnel during 2024.
— REGISTRATION RIGHTS AGREEMENT
Mr. Sheldon G. Adelson (our former chairman and Chief Executive Officer), Mr. Forman and Mr. Goldstein and certain other stockholders and employees, former employees and certain trusts they established entered into a registration rights agreement with us relating to the shares of Common Stock they hold. Subject to several exceptions, including our right to defer a demand registration under certain circumstances, the Adelson Holders, as defined in the agreement, may require that we register for public resale under the Securities Act all shares of Common Stock they request be registered at any time, subject to certain conditions. The Adelson Holders may demand registrations so long as the securities being registered in each registration statement are reasonably expected to produce aggregate proceeds of $20 million or more. Since we became eligible to register the sale of our securities on Form S-3 under the Securities Act, the Adelson Holders have the right to require us to register the sale of the Common Stock held by them on Form S-3, subject to offering size and other restrictions.
The other stockholders that are party to this agreement were granted piggyback registration rights on any registration for the account of the Adelson Holders, subject to cutbacks if the registration requested by the Adelson Holders is in the form of a firm commitment underwritten offering and if the underwriters of the offering determine the number of securities to be offered would jeopardize the success of the offering.
In addition, the stockholders and employees that are party to this agreement and the trusts have been granted piggyback rights on any registration for our account or the account of another stockholder, subject to cutbacks if the underwriters in an underwritten offering determine the number of securities offered in a piggyback registration would jeopardize the success of the offering.
On November 14, 2008, Las Vegas Sands Corp. entered into a second amended and restated registration rights agreement with Dr. Miriam Adelson (Mr. Adelson’s spouse) and certain other stockholders.
— TRANSACTIONS RELATING TO AIRCRAFT
Aviation and Related Personnel
Sands Aviation, LLC (“Sands Aviation”), a wholly owned subsidiary of Las Vegas Sands Corp., is engaged primarily in the business of providing aviation personnel, including pilots, aircraft mechanics and flight attendants, and administrative personnel, to the Company and to Interface Operations. Sands Aviation charges a fee to each of Las Vegas Sands Corp.
and Interface Operations for their respective use of these personnel. The fees charged by Sands Aviation are based upon its actual costs of employing or retaining these personnel, which are then allocated between Las Vegas Sands Corp. and
Interface Operations. The method of allocating these costs varies depending upon the nature of the service provided. For example, pilot services are allocated based upon the actual time spent operating aircraft for Las Vegas Sands Corp. and for
Interface Operations, respectively. The services of Sands Aviation’s aircraft mechanics are allocated based on the number and manufacturer of aircraft serviced, and the services of administrative personnel are allocated based upon the number of aircraft maintained by Las Vegas Sands Corp. and Interface Operations, respectively. In addition, hangar lease and other operating costs are allocated based upon various factors, including the number and base location of aircraft maintained by
Las Vegas Sands Corp. and Interface Operations, respectively. During 2024, Sands Aviation charged Interface Operations approximately $33.2 million for its use of Sands Aviation’s personnel, operating costs and other overhead costs.

70	LAS VEGAS SANDS 2025 Proxy Statement

Time Sharing Agreements
Las Vegas Sands Corp. and its subsidiaries use aircraft owned by companies controlled by the Adelson family for business purposes, including flying patrons to our properties. We believe our use of these aircraft provides the Company with a significant competitive advantage in attracting patrons to our properties, and similar aircraft with comparable amenities are not generally available for charter.
Accordingly, Las Vegas Sands Corp. has entered into several aircraft time sharing agreements and aircraft cost sharing agreements with Interface Operations. Additionally, associates of the Adelson family and non-employee directors may periodically use the Company’s aircraft, whereby they are required to enter into a time sharing agreement with the Company.
Under the agreements, the party using an aircraft pays fees of up to (i) twice the cost of the fuel, oil and other additives used, (ii) all fees, including fees for landing, parking, hangar, tie-down, handling, customs, use of airways and permission for overflight, (iii) all expenses for catering and in-flight entertainment materials, (iv) all expenses for flight planning and weather contract services, (v) all travel expenses for pilots, flight attendants and other flight support personnel, including food, lodging and ground transportation and (vi) all communications charges, including in-flight telephone. Under the agreements,
Las Vegas Sands Corp. charged Interface Operations approximately $2.7 million in respect of Interface Operations’ 2024 use of our aircraft, and Interface Operations charged Las Vegas Sands Corp. approximately $2.0 million in respect of our
2024 use of Interface Operations’ aircraft. The Company also charged associates of the Adelson family and non-employee directors $0.6 million for the 2024 use of our aircraft.
In addition, Las Vegas Sands Corp. has entered into an aircraft cost allocation agreement with Interface Operations
Bermuda Ltd. (“Interface Bermuda”), a wholly owned subsidiary of Interface Operations, providing the Company access to an Airbus A-319 aircraft and an Airbus A-340 aircraft. Under the agreement, Las Vegas Sands Corp. has agreed to pay
Interface Bermuda fees of up to (i) a pro-rata share of all fixed costs, such as hangar, insurance, pilot salaries and training, maintenance, subscription services, support personnel and other similar items (exclusive of tax depreciation), (ii) actual costs of fuel, oil and other additives used, (iii) all fees, including fees for landing, parking, hangar, tie-down, handling, customs, use of airways and permission for overflight, (iv) all expenses for catering and in-flight entertainment materials, (v)
all expenses for flight planning and weather contract services, (vi) all travel expenses for pilots, flight attendants and other flight support personnel, including food, lodging and ground transportation and (vii) all communications charges, including in-
flight telephone. In 2024, Interface Bermuda charged the Company approximately $0.2 million for the Airbus A-319 aircraft.
There was no charge in 2024 related to the Airbus A-340 aircraft.
We believe the amounts paid to companies controlled by the Adelson family for the use of the aircraft are less than what we would be required to pay to a third party provider, if comparable aircraft were available, and also believe the amounts paid pursuant to the agreements relating to the use of the aircraft described above do not provide for profits or a return on investment to the companies controlled by the Adelson family.
Aircraft Maintenance Master Services Agreement
Sands Aviation and Citadel Completions LLC (“Citadel”), an entity owned by a trust for the benefit of certain members of the
Adelson family, have entered into an aircraft maintenance master services agreement under which Citadel may perform aircraft refurbishment and maintenance services on aircraft managed by Sands Aviation. During 2024, Citadel charged
Sands Aviation approximately $3.2 million for services provided by Citadel under this agreement.
We believe the amounts paid to Citadel for aircraft maintenance are lower than what we would be required to pay to other third party providers based upon competitive bidding accomplished in connection with procuring such services. We also believe Citadel provides the Company the additional benefits of more urgent accessibility, lower levels of aircraft downtime and increased quality of work and service level.

LAS VEGAS SANDS 2025 Proxy Statement	71

CERTAIN TRANSACTIONS

— OTHER TRANSACTIONS
We have employed Dr. Adelson since February 2021 as Co-Founder and Special Advisor to the Company, and from August
1990 to February 2021 as the Director of Community Involvement. In conjunction with our Government Relations
Department, Dr. Adelson oversees and facilitates our partnerships with key community groups and other charitable organizations. We paid her $58,536 during 2024.
Mr. Goldstein made payments of $12,019 to the Company during 2024 for services provided by Company personnel at his residence.
During 2024, Las Vegas Sands Corp. made payments of $0.4 million for newspaper subscriptions, and security support from entities in which the Adelson family have an ownership interest.
Las Vegas Sands Corp. provided security services to Dr. Adelson amounting to $2.7 million during 2024. These security measures were provided for the benefit of the Company and based on the advice of an independent security consultant.
— PROPERTY AND CASUALTY INSURANCE
With the exception of aviation-related coverages, the Company and entities controlled by the Adelson family that are not subsidiaries of Las Vegas Sands Corp. (the “Stockholder Controlled Entities”) purchase property and casualty insurance separately. The Company and the Stockholder Controlled Entities bid for and purchase aviation-related coverages together.
Las Vegas Sands Corp. and the Stockholder Controlled Entities are separately invoiced for, and pay for, aviation-related insurance and allocate the aviation insurance costs not related to particular aircraft among themselves in accordance with the other allocations of aviation costs discussed above.

72	LAS VEGAS SANDS 2025 Proxy Statement

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Stockholders will vote to elect nine directors to hold office for a one-year term. Our Board has recommended Mr. Robert G.
Goldstein, Mr. Patrick Dumont, Mr. Mark Besca, Mr. Irwin Chafetz, Ms. Micheline Chau, Mr. Charles D. Forman, Mr. Lewis
Kramer, Mr. Alain Li and Mr. Micky Pant for election as directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified or their earlier resignation, disqualification, death or removal. If any of the nominees should be unavailable to serve as a director, which is not presently anticipated, it is the intention of the persons named in the proxies to select and cast their votes for the election of such other person or persons as our Board may designate.
Information regarding the director nominees is set forth above under the heading “Board of Directors Nominees.”
Required Vote
The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect the nominees for directors.
Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of the directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NINE DIRECTOR NOMINEES

LAS VEGAS SANDS 2025 Proxy Statement	73

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit the consolidated financial statements of the Company during the year ending December 31, 2025, and our stockholders are being asked to ratify this appointment as a matter of good corporate governance. If the appointment is not ratified, the Audit
Committee will consider whether it is appropriate to appoint another independent registered public accounting firm.
A representative of Deloitte & Touche LLP will be present at the stockholders’ meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.
Required Vote
The affirmative vote of a majority of the shares of Common Stock present in person (virtually) or by proxy at the annual meeting and entitled to vote thereon is required to ratify this appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

74	LAS VEGAS SANDS 2025 Proxy Statement

PROPOSAL NO. 3
AN ADVISORY (NON-BINDING) VOTE ON
EXECUTIVE COMPENSATION
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and pursuant to Section 14A of the
Exchange Act, our stockholders are being provided with an advisory (non-binding) vote on executive compensation.
Although the vote is advisory and is not binding on our Board, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We refer to this non-binding advisory vote as the “say-on-pay” vote.
The “say-on-pay” vote is required to be offered to our stockholders at least once every three years. In 2023, our stockholders recommended we provide them with the opportunity to provide their “say-on-pay” vote each year, and our
Board has accepted that recommendation.
Our Board is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters. As discussed in the Compensation Discussion and Analysis, the Compensation Committee
believes our current executive compensation program directly links executive compensation to our performance and aligns the interests of our executive officers with those of our stockholders. In addition, our compensation philosophy places more emphasis on variable elements of compensation (such as annual cash bonuses and equity-based compensation) than fixed remuneration. For example, a significant portion of our executive compensation is based on the Company’s achievement of a predetermined performance-based financial target. Our executives also receive equity incentive awards to better link their compensation to the Company’s performance.
We encourage you to read our Compensation Discussion and Analysis contained in this proxy statement for a more detailed discussion of our compensation policies and procedures.
Our stockholders have the opportunity to vote for, against or abstain from voting on the following resolution:
“Resolved, that the stockholders approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which includes the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement).”
The above-referenced disclosures appear at pages 24-57 of this proxy statement.
Required Vote
The affirmative vote of a majority of the shares of Common Stock present in person (virtually) or by proxy at the annual meeting and entitled to vote thereon is required to approve this resolution.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE
COMPENSATION DISCLOSURE RULES OF THE SEC (WHICH INCLUDES THE
COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND
ANY RELATED MATERIAL DISCLOSED IN THIS PROXY STATEMENT)

LAS VEGAS SANDS 2025 Proxy Statement	75

PROXY STATEMENT
— PROXY AND VOTING INFORMATION
Our Board of Directors (the “Board”) has provided you with these proxy materials in connection with its solicitation of proxies to be voted at the annual meeting. We will hold the annual meeting online on Thursday, May 15, 2025, at 11:00 a.m. Pacific time. Please note throughout these proxy materials we may refer to Las Vegas Sands Corp. as “the Company,” “LVSC,”
“LVS,” “we,” “us” or “our.”
We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners, unless they have directed us to provide the materials in a different manner. The Notice provides instructions on how to access and review all of the important information contained in this Proxy Statement, as well as how to submit a proxy by telephone or over the Internet. If you receive the Notice and would still like to receive a printed copy of our proxy materials, instructions for requesting these materials are included in the Notice. The Company plans to mail the Notice to stockholders by April 3, 2025. The Company will continue to mail a printed copy of this Proxy Statement and form of proxy to certain stockholders, and it expects mailing to begin on or about April 3, 2025.
Attending the Annual Meeting as a Stockholder of Record
If you were a stockholder of record at the close of business on March 17, 2025, you can attend the annual meeting by accessing https://web.lumiconnect.com/282745561 and entering the 11-digit control number on the proxy card or the Notice you previously received and the meeting password, sands2025.
Registering to Attend the Annual Meeting as a Beneficial Owner
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with the proxy materials for the annual meeting from that organization rather than directly from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer
Internet or telephone voting information, please complete and return your voting instruction form. To vote at the annual meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the annual meeting. Follow the instructions from your broker or bank included with the proxy materials, or contact your broker or bank to request a legal proxy form.
To register to attend the annual meeting, after obtaining a valid legal proxy from your broker, bank or other agent, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti
Trust Company, LLC. Requests for registration should be directed to proxy@equiniti.com or to facsimile number
718-765-8730. Written requests can be mailed to:
Equiniti Trust Company, LLC
Attn: Proxy Tabulation Department
55 Challenger Road, Floor 2
Ridgefield, NJ 07660
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 2,
2025.
You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the annual meeting and vote your shares at https://web.lumiconnect.com/282745561 during the meeting. The password for the annual meeting is sands2025. Follow the instructions provided to vote. We encourage you to access the annual meeting starting one hour prior to the start time, leaving ample time for the check in.
Asking Questions
Stockholders who attend the annual meeting by following the instructions above will have an opportunity to submit questions electronically during the question and answer period after the conclusion of the formal business of the meeting. Each stockholder may submit one question and one follow-up question, and questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together. We do not post stockholder questions or responses on our website.

76	LAS VEGAS SANDS 2025 Proxy Statement

Voting Shares
If you have not already voted your shares in advance, or if you wish to change your vote, you will be able to vote your shares electronically during the annual meeting by clicking on the link on the meeting website. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the annual meeting.
Technical Difficulties
The annual meeting site will be active one hour prior to the start of the meeting and stockholders are encouraged to log in to the meeting early. Only stockholders who have an 11-digit control number may attend the annual meeting and vote during the annual meeting. Stockholders experiencing technical difficulties accessing the meeting may visit https://
go.lumiglobal.com/faq for assistance.
Who Can Vote
Only stockholders of record of the Company’s Common Stock, as of March 17, 2025, will be entitled to vote at the annual meeting or any adjournment or postponement thereof.
How Many Shares Can Be Voted
The authorized capital stock of the Company presently consists of 1,000,000,000 shares of Common Stock. At the close of business on March 17, 2025, 706,627,556 shares of Common Stock were outstanding and entitled to vote. Each stockholder is entitled to one vote for each share held of record on that date on all matters that may come before the annual meeting.
There is no cumulative voting in the election of directors.
How You Can Vote
You may attend the annual meeting and vote your shares. You may also grant your proxy to vote by telephone or through the Internet by following the instructions included on the Notice, or by returning a signed, dated and marked proxy card if you received a paper copy of the proxy card.
The presence of the holders of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the annual meeting. If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the rules of the NYSE, a brokerage firm may give a proxy to vote its customers’ stock without customer instructions if the brokerage firm (i) transmitted proxy materials to the beneficial owner of the stock, (ii) did not receive voting instructions by the date specified in the statement accompanying the proxy materials, and (iii) has no knowledge of any contest with respect to the actions to be taken at the annual meeting and such actions are adequately disclosed to stockholders. In addition, under current NYSE rules, brokerage firms may not vote their customers’ stock without instructions from the customer if the vote concerns the election of directors, a matter relating to executive compensation, including the advisory proposal on compensation, which will be voted on at the meeting, or an authorization for a merger, consolidation or any matter that could substantially affect the rights or privileges of the stock. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business.
Proposal No. 1 requires the affirmative vote of a plurality of the votes cast at the annual meeting. Proposal Nos. 2 and 3 require the affirmative vote of a majority of the shares of Common Stock present in person (virtually) or by proxy and entitled to vote thereon at the annual meeting. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have no effect on the election of directors. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Under Nevada law, a broker non-vote will have no effect on the outcome of the matters presented for a stockholder vote at the annual meeting.

LAS VEGAS SANDS 2025 Proxy Statement	77

PROXY STATEMENT

Dr. Miriam Adelson, and trusts and other entities for the benefit of the Adelsons and their family members, together beneficially owned approximately 54.7% of our outstanding Common Stock as of the record date. Dr. Adelson, the trustees for the various trusts and individuals authorized to vote the shares of Common Stock held by such other entities have indicated they will vote the shares of Common Stock over which they exercise voting control in accordance with the recommendations of our Board as set forth below.
Brokers are not permitted to vote on any matter other than the ratification of the appointment of our independent public accounting firm without instructions from the beneficial owner. Therefore, if your shares are held in the name of your broker, bank or other nominee, your vote is especially important this year. To ensure your shares are voted in the manner you desire, you should provide instructions to your broker, bank or other nominee on how to vote your shares for each of the proposals to be voted on at the annual meeting in the manner permitted by your broker, bank or other nominee. Without these instructions, shares held by beneficial owners will not be voted on Proposal Nos. 1 and 3.

If you duly submit a proxy but do not specify how you want to vote, your shares will be voted as our Board recommends, which is:
•“FOR” the election of each of the nominees for director as set forth under Proposal No. 1;
•“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025 as described in Proposal No. 2; and
•“FOR” the advisory proposal on executive compensation as described in Proposal No. 3.
How to Revoke or Change Your Vote
You may revoke or change your proxy at any time before it is exercised in any of three ways:
•by notifying the Corporate Secretary of the revocation or change in writing;
•by delivering to the Corporate Secretary a later dated proxy; or
•by voting your shares at the annual meeting.
You will not revoke a proxy merely by attending the annual meeting. To revoke or change a proxy, you must take one of the actions described above (please note that, in order to be counted, the revocation or change must be received by May 14,
2025, unless voting your shares at the annual meeting).
Any revocation of a proxy, or a new proxy bearing a later date, should be sent to the following address: Corporate Secretary,
Las Vegas Sands Corp., 5420 S. Durango Drive, Las Vegas, Nevada 89113. To revoke a proxy previously submitted by telephone, Internet or mail, simply submit a new proxy at a later date before the taking of the vote at the annual meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.
If you hold your shares in a brokerage or other account, you may submit new voting instructions by contacting your broker, bank or other nominee.
Other Matters to be Acted upon at the Meeting
Our Board presently is not aware of any matters other than those specifically stated in the Notice of Annual Meeting that are to be presented for action at the annual meeting. If any matter other than those described in this Proxy Statement is presented at the annual meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.
Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

78	LAS VEGAS SANDS 2025 Proxy Statement

Delivery of One Notice or Proxy Statement and Annual Report to a Single Household to
Reduce Duplicate Mailings
In connection with the annual meeting, we are required to send to each stockholder of record a Notice or a Proxy Statement and annual report and to arrange for a Notice or a Proxy Statement and annual report to be sent to each beneficial stockholder whose shares are held by or in the name of a broker, bank or other nominee. Because many stockholders hold shares of Common Stock in multiple accounts, this process would result in duplicate mailings of Notices or Proxy
Statements and annual reports to stockholders who share the same address. To avoid this duplication, unless the Company receives instructions to the contrary from one or more of the stockholders sharing a mailing address, only one Notice or
Proxy Statement and annual report will be sent to each address. Stockholders may, on their own initiative, avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:
Stockholders of Record
If your shares are registered in your own name and you are interested in consenting to the delivery of a single Notice or
Proxy Statement and annual report, you may enroll in the electronic delivery service by going directly to the website of our transfer agent, Equiniti Trust Company, LLC, at https://equiniti.com/us/ast-access anytime and following the instructions.
Beneficial Stockholders
If your shares are not registered in your own name, your broker, bank or other nominee that holds your shares may have asked you to consent to the delivery of a single Notice or Proxy Statement and annual report if there are other Las Vegas
Sands Corp. stockholders who share an address with you. If you currently receive more than one Notice or Proxy Statement and annual report at your household and would like to receive only one copy of each in the future, you should contact your nominee.
Right to Request Separate Copies
If you consent to the delivery of a single Notice or Proxy Statement and annual report, but later decide you would prefer to receive a separate copy of the Notice or Proxy Statement and annual report, as applicable, for each stockholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional
Notices or Proxy Statements and annual reports. If you wish to receive a separate copy of the Notice or Proxy Statement and annual report for each stockholder sharing your address in the future, you may contact our transfer agent directly by telephone at 1-800-937-5449 or by visiting its website at https://equiniti.com/us/ast-access and following the instructions.

LAS VEGAS SANDS 2025 Proxy Statement	79

TIMEFRAME FOR STOCKHOLDER
PROPOSALS FOR THE NEXT ANNUAL
MEETING
Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders for inclusion in our Proxy
Statement for that meeting pursuant to Rule 14a-8 of the Exchange Act must submit the proposal in writing to Las Vegas
Sands Corp., Attention: Corporate Secretary, 5420 S. Durango Drive, Las Vegas, Nevada 89113. Such proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and must be received by the Company no later than
December 4, 2025.
In addition, our amended and restated by-laws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting when such matter is not submitted for inclusion in the Company’s Proxy Statement pursuant to Rule 14a-8 of the Exchange Act. Generally, notice of a nomination or proposal not submitted pursuant to Rule 14a-8 must be delivered to us not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting.
Accordingly, for our 2026 Annual Meeting of Stockholders, notice of a nomination or proposal must be delivered to us no earlier than January 15, 2026 and no later than February 14, 2026. (If the date of the annual meeting, however, is more than
30 days before or more than 70 days after such anniversary date, notice must be delivered to us not earlier than the 120th day prior to such annual meeting date and not later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.) Nominations and proposals also must satisfy other requirements set forth in our amended and restated by-laws. If a stockholder complies with the forgoing notice provisions and with certain additional procedural requirements in our amended and restated by-laws and the SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 16, 2026.
We may refuse to acknowledge any stockholder proposal not made in compliance with the foregoing procedures.

80	LAS VEGAS SANDS 2025 Proxy Statement

OTHER INFORMATION
The Company will bear all costs in connection with the solicitation of proxies. The Company intends to reimburse brokerage houses, custodians, nominees and others for their out-of-pocket expenses and reasonable clerical expenses related thereto.
Officers, directors and regular employees of the Company and its subsidiaries may request the return of proxies by telephone, telegraph or in person (virtually), for which no additional compensation will be paid to them.
Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on May 15, 2025: Our Proxy
Statement and Annual Report to Stockholders for the year ended December 31, 2024, are available on our website at
https://investor.sands.com/annual-meeting/default.aspx.

LAS VEGAS SANDS 2025 Proxy Statement	A-1

ANNEX A
NON-GAAP MEASURES
We provide certain non-GAAP financial measures in this Proxy Statement that are not in accordance with, or alternatives for, accounting principles generally accepted in the United States of America.
ADJUSTED PROPERTY EBITDA

YEAR ENDED DECEMBER 31, 2024
(in millions)

Net income	$1,752

Add (deduct):

Income tax expense	208

Other income	(10)

Interest expense, net of amounts capitalized	727

Interest income	(275)

Loss on disposal or impairment of assets	50

Amortization of leasehold interests in land	60

Depreciation and amortization	1,308

Development expense	228

Pre-opening expense	14

Stock-based compensation	27

Corporate expense	290

ADJUSTED PROPERTY EBITDA	$4,379

SANDS | 2025 PROXY STATEMENT

MACAO | SINGAPORE

Corporate Headquarters
5420 S. Durango Dr.
Las Vegas, NV 89113
702.923.9000
sands.com

On the cover: The Londoner Macao

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS OF
LAS VEGAS SANDS CORP.
May 15, 2025
VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United
States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote by phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. Mailed proxies must be received by May 14, 2025, in order for your vote to be counted.
VIRTUALLY AT THE MEETING - The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit
https://web.lumiconnect.com/282745561 and be sure to have your control number available. The meeting password is sands2025.
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to be Held on
May 15, 2025: Our Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2024 are available on our website at https://investor.sands.com/annual-meeting/default.aspx
â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. â

■	208303000000000100 1	051525

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NINE DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.ELECTION OF DIRECTORS:				2.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: ¡ (1) Robert G. Goldstein ¡ (2) Patrick Dumont ¡ (3) Mark Besca ¡ (4) Irwin Chafetz ¡ (5) Micheline Chau ¡ (6) Charles D. Forman ¡ (7) Lewis Kramer ¡ (8) Alain Li ¡ (9) Micky Pant

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)				FOR	AGAINST	ABSTAIN
				3.An advisory (non-binding) vote to approve the compensation of the named executive officers.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
This Proxy will be voted as specified herein; if no specification is made, this Proxy will be voted “FOR” all of the director nominees in Proposal No. 1 and “FOR” Proposal
Nos. 2 and 3, and in accordance with the discretion of the Proxies, on such other business as may properly come before the Virtual Annual Meeting of Stockholders or any adjournments or postponements thereof.

Consenting to receive all future annual meeting materials and stockholder communications electronically is simple and fast! Enroll today at https://equiniti.com/us/
ast-access for secure online access to your proxy materials, statements, tax documents and other important stockholder correspondence.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐	I plan to attend the virtual meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:       Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■				■

1
FORM OF PROXY
LAS VEGAS SANDS CORP.
Proxy for Virtual Annual Meeting of Stockholders
May 15, 2025
Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Patrick Dumont and D. Zachary Hudson, and each of them, Proxies, with full power of substitution, to represent and vote all shares of Common Stock which the undersigned would be entitled to vote if personally present at the Virtual Annual Meeting of Stockholders of Las Vegas Sands Corp. to be held on May 15,
2025, at 11:00 am (Pacific Time), at https://web.lumiconnect.com/282745561 and at any adjournments or postponements thereof, upon any and all matters which may properly be brought before said meeting or any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.
(Continued and to be SIGNED on the other side)
COMMENTS:

1.1	14475

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS OF
LAS VEGAS SANDS CORP.
May 15, 2025
â Please detach along perforated line and mail in the envelope provided. â

■	20830303000000000100 1	051525

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NINE DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.ELECTION OF DIRECTORS:				2.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

☐	FOR ALL NOMINEES	NOMINEES: ¡ (1) Robert G. Goldstein ¡ (2) Patrick Dumont ¡ (3) Mark Besca ¡ (4) Irwin Chafetz ¡ (5) Micheline Chau ¡ (6) Charles D. Forman ¡ (7) Lewis Kramer ¡ (8) Alain Li ¡ (9) Micky Pant

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)				FOR	AGAINST	ABSTAIN
				3.An advisory (non-binding) vote to approve the compensation of the named executive officers.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
This Proxy will be voted as specified herein; if no specification is made, this Proxy will be voted “FOR” all of the director nominees in Proposal No. 1 and “FOR” Proposal
Nos. 2 and 3, and in accordance with the discretion of the Proxies, on such other business as may properly come before the Virtual Annual Meeting of Stockholders or any adjournments or postponements thereof.

Consenting to receive all future annual meeting materials and stockholder communications electronically is simple and fast! Enroll today at https://equiniti.com/us/
ast-access for secure online access to your proxy materials, statements, tax documents and other important stockholder correspondence.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐	I plan to attend the virtual meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■				■
GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.
Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual
Meeting of Stockholders to Be Held on May 15, 2025: Our Proxy Statement and Annual
Report to Stockholders for the year ended December 31, 2024 are available on our website at https://investor.sands.com/annual-meeting/default.aspx
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.